DIXIE NATIONAL CORPORATION
                 NOTICE OF 1995 ANNUAL MEETING OF SHAREHOLDERS
                              SEPTEMBER 19, 1995

To The Shareholders:

     Notice is hereby given that the 1995 Annual Meeting of the Shareholders of Dixie National Corporation will be held in the Board Room, Dixie National Life Insurance Company Building, 3760 Interstate 55 North, Jackson,
Mississippi on September 19, 1995 at 10:00 o'clock A.M., Central Daylight Time, for the following purposes:

          1. To consider and act upon the recommendation of the Board of Directors that the shareholders approve the sale of the Corporation's 99.3% owned subsidiary, Dixie National Life Insurance Company, to Standard Life Insurance Company of Indiana. Shareholders have the right to assert dissenters' rights relative to such sale.

          2. To consider and act upon the recommendation of the Board of Directors that the shareholders approve a new stock option plan for key employees and directors of the Corporation.

          3. To fix the number of and to elect the Board of Directors for the ensuing year or until their successors are duly elected.

          4. To consider and vote upon the ratification of the selection of Horne CPA Group as independent auditors of the Company for the year ending December 31, 1995.

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     August 25, 1995 is the record date for the determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof. The stock transfer books of the Corporation will not be closed.

                    PLEASE DATE AND SIGN THE ENCLOSED PROXY
           NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES

                                        BY ORDER OF THE BOARD OF DIRECTORS

September 5, 1995                       /s/Jerry M. Greer
                                        Jerry M. Greer
                                        SENIOR VICE PRESIDENT AND SECRETARY

                        DIXIE NATIONAL CORPORATION
                    1995 ANNUAL MEETING OF SHAREHOLDERS

                              PROXY STATEMENT
                             TABLE OF CONTENTS

SOLICITATION                                                                5

VOTING SECURITIES                                                           5

OWNERSHIP OF VOTING SECURITIES BY CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

     Security Ownership of Certain Beneficial Owners                        6
     Security Ownership of Management                                       7

PROPOSAL NO. 1 - SALE OF DIXIE NATIONAL LIFE
INSURANCE COMPANY
     General                                                                8
     Background of Proposed Sale                                            9
     Recommendation of Board of Directors; Reasons for Sale                12
     Opinion of Corporation's Financial Advisor                            13
     Federal Income Tax Consequences                                       17
     Employment Contracts                                                  17
     The Restated Stock Purchase Agreement                                 17
          Terms of the Sale                                                18
          Certain Representations and Warranties                           18
          Conduct of Business Pending Sale                                 19
          Conditions to Consummation of the Sale                           19
          Fees and Expenses                                                19
          Termination; Amendment; Governing Law                            19
     Vote Required for Approval                                            20

DISSENTERS' RIGHTS OF SHAREHOLDERS
     General                                                               20
     Procedure for  Exercise of Dissenters' Rights                         21
     Procedure if the Dissenters Are Dissatisfied with the Payment Offered 22

CONSEQUENCES OF NOT CLOSING THE STANDARD TRANSACTION                       23

FUTURE BUSINESS PLANS
     General                                                               23
     Basis for Consideration Paid For Investment In PMM                    25

BUSINESS OF THE COMPANY                                                    25
     General                                                               26
     Statutory Surplus and Accounting                                      27
     Capital Requirements of the Corporation                               28
     Products and Markets                                                  28

     Sales Force and Employees                                             28
     Competition                                                           29
     Investments                                                           29
     Reinsurance                                                           30
     Regulatory Factors                                                    31
     Investment in Marketable Equity Securities                            32
     Legal Proceedings                                                     33

SELECTED FINANCIAL DATA                                                    35

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS                                        36
     Liquidity and Capital Resources                                       36
          General                                                          36
          Liquidity Requirements                                           37
          Going Concern Considerations                                     37
          Investment Portfolio Liquidity                                   38
          Statutory Surplus                                                39
     Results of Operations                                                 39

PROFORMA FINANCIAL STATEMENTS                                              42

MARKET PRICES AND DIVIDENDS                                                43

PROPOSAL N0. 2 - 1995 STOCK OPTION PLAN                                    44
     General                                                               44
     Administration                                                        45
     Options                                                               45
     Exercise of Options                                                   45
     Transferability                                                       46
     Termination or Amendment                                              46
     Federal Income Tax Consequences                                       46
     Grants Under 1995 Plan                                                47
     Vote Required for Approval                                            48

PROPOSAL NO. 3 - ELECTION OF DIRECTORS
     Nominees and Directors                                                48
     Executive Officers                                                    52
     Vote Required for Election                                            53

EXECUTIVE COMPENSATION AND OTHER INFORMATION
     Compensation Committee Report on Executive Compensation               53
     Compensation Committee Members                                        54
     Stock Price Performance Chart                                         55
     Summary Compensation Table                                            55

     Fiscal Year End Options                                               56

DIRECTORS' COMPENSATION                                                    56

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                             57

PROPOSAL NO. 4 - RATIFICATION OF SELECTION OF
INDEPENDENT AUDITORS                                                       57

SHAREHOLDER PROPOSALS                                                      57

OTHER MATTERS                                                              58

INDEX TO FINANCIAL STATEMENTS                                             F-1

APPENDIX A     SECOND RESTATED STOCK PURCHASE
               AGREEMENT                                                  A-1

APPENDIX B     ARTICLE 13 OF MISSISSIPPI
               BUSINESS CORPORATION ACT                                   B-1

APPENDIX C     FAIRNESS OPINION OF MERCER CAPITAL                         C-1

APPENDIX D     1995 STOCK OPTION PLAN                                     D-1

                                PROXY STATEMENT
                          DIXIE NATIONAL CORPORATION
                           3760 Interstate 55 North
                                P.O. Box 22587
                        Jackson, Mississippi 39225-2587

                                 SOLICITATION
                Approximate Date of Mailing: September 5, 1995

     The enclosed proxy is being solicited by the Board of Directors of Dixie National Corporation ("Corporation") for use at the 1995 Annual Meeting of Shareholders of the Corporation, to be held in the Board Room, Dixie National Life Insurance Company Building, 3760 Interstate 55 North, Jackson, Mississippi, at 10:00 o'clock A.M. on September 19, 1995, and any adjournment thereof. Shareholders may revoke their proxy by written notice to the Corporation at any time prior to the exercise thereof or by attending at the meeting and voting their shares in person. The solicitation will be primarily by mail but may also be by telephone, telegraph or oral communications by officers or regular employees. The cost of soliciting proxies will be borne by the Corporation. The term "Company," as used herein includes, collectively, the Corporation, its 99.3% subsidiary, Dixie National Life Insurance Company ("Dixie Life"), and the Corporation's other subsidiaries.

     Shares represented by a properly executed and returned proxy card will be voted at the 1995 Annual Meeting in accordance with the instructions indicated thereon. If no instructions are indicated, the proxy will be voted FOR the sale of Dixie Life, FOR approval of the new stock option plan, FOR the Board of Directors to consist of nine members, FOR the election of the nine individuals nominated by the Board of Directors to serve as directors of the Corporation and FOR the ratification of the selection of Horne CPA Group as independent auditors of the Company for the year ending December 31, 1995. See "Dissenters' Rights of Shareholders" with respect to the effect of not indicating voting instructions on the rights of dissenting shareholders.

                               VOTING SECURITIES

     Shareholders of record at the close of business on August 25, 1995 will be entitled to notice of and to vote at the annual meeting. On August 25, 1995, there were 10,494,973 shares of common voting stock ("Common Stock") of the Corporation outstanding and entitled to vote. Each outstanding share of Common Stock is entitled to one vote per share on each matter submitted to a vote at the meeting of shareholders except with respect to the election of directors. Shareholders have cumulative voting rights in the election of directors. Cumulative voting means that each shareholder will be entitled to as many votes as the number of shares of Common Stock owned by such shareholder multiplied by the number of directors to be elected and all such votes may be cast for a single director or may be distributed among the director nominees as the shareholder sees fit. To exercise cumulative voting rights by proxy, a shareholder must clearly designate the number of votes the shareholder wishes to cast for any given nominee.

     The presence in person or by proxy of a majority of the outstanding shares shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted for purposes of determining the presence or absence of a quorum. Abstentions are considered as a vote against any matter other than the election of directors, as to which a shareholder may vote for a nominee or withhold authority to vote. "Broker non-votes," which occur when brokers are not permitted to exercise discretionary voting authority for beneficial owners who have not provided any voting instructions, are not counted for quorum purposes or any vote. To the extent that voting instructions are provided to brokers as to any proposal, the shares will be counted for purposes of determining a quorum and the outcome of the vote. The Chairman of the Board of the Corporation will appoint two inspectors of election. The inspectors will take charge of, and will count, the votes and ballots cast at the Annual Meeting and will make a written report on their determination.

                   OWNERSHIP OF VOTING SECURITIES BY CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

     The following table sets forth pertinent information as to the beneficial ownership of the Corporation's Common Stock as of August 25, 1995, of persons known by the Corporation to be holders of 5% or more of the outstanding Common Stock. Information as to the number of shares beneficially owned has been furnished by the persons named in the table.

Name and Address                             Shares
of Beneficial                                Beneficially        Percent
Owner                                        Owned               of Class
- -----------------                            -----------------   --------
American Capitol Insurance Company           1,000,144(1)        10.6%
10555 Richmond Avenue
Houston, Texas  77042

S. L. Reed, Jr.                               590,942(2)          7.0%
107 Executive Center
Hilton Head Island, SC  29928

Robert B. Neal                                533,768(3)          6.2%
c/o Dixie National Corporation
3760 Interstate 55 North
Jackson, Ms  39211

W.A. Taylor, Jr.                              439,815(2)(3)       5.0%
939 West Main
Louisville, MS 39339

- ------------------------


(1) Includes 1,000,000 shares issuable upon conversion of the Corporation's 10% Subordinated Convertible Callable Fixed Interest Rate Notes ("Convertible Notes") due at the earliest of closing of the sale of Dixie Life, 90 days after either party to the sale notifies the other that it cannot close the sale under the terms of the Agreement governing the sale or December 27, 1995. The share ownership of American Capitol Insurance Company is as shown in a
Schedule 13D, dated July 28, 1993, filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934. The Schedule 13D states that it is filed jointly by American Capitol Insurance Company, Acap Corporation, Fortune National Corporation, InsCap Corporation and William P. Guest, and that American Capitol Insurance Company, is a wholly-owned subsidiary of Acap Corporation, which is 63% owned by Fortune National Corporation, which is 60% owned by InsCap Corporation, which, in turn, is 40% owned by William P. Guest. According to the Schedule 13D these companies are organized in Texas, Delaware, Pennsylvania and Delaware, respectively.

(2) Includes shares held in the name of spouse, minor child or other relatives or persons, as to some of which shares owner named has shared voting or investment power, but as to which beneficial ownership is disclaimed. See table immediately below.

(3) Includes shares issuable upon exercise of stock options and conversion of Convertible Notes. See table immediately below.

Security Ownership of Management

     The following table sets forth information as to the beneficial ownership of the Corporation's Common Stock as of August 25, 1995, by each director, nominee, executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.

Name                                         Shares
of Beneficial                                Beneficially        Percent
Owner                                        Owned               of Class
- -----------------                            -----------------   --------

Marcia C. Cohen                                 None              N/A

T. H. Etheridge                               216,827(1)(3)       2.0%

John E. Haggar                                  7,000(1)          Less than 1%

Robert B. Neal                                533,768(1)(2)(3)    5.0%

Dennis Nielsen                                 12,200(1)          Less than 1%

Joe D. Pegram                                  28,043(1)          Less than 1%

S. L. Reed, Jr.                               636,286(3)          6.0%

James G. Ricketts                              20,000(1)          Less than 1%

Herbert G. Rogers, III                        107,128(1)(3)       1.0%

Name                                         Shares
of Beneficial                                Beneficially        Percent
Owner                                        Owned               of Class
- -----------------                            -----------------   --------

W. A. Taylor, Jr.                             439,815(1)(2)(3)    4.2%

Monroe M. Wright                              None                N/A

Directors and
executive officers as
a group (13 persons)                          2,619,520(4)       24.0%

(1) Includes shares issuable upon exercise of stock options as follows: T. H. Etheridge - 5,000 shares; John E. Haggar - 5,000 shares; Robert B. Neal - 28,570 shares; Dennis Nielsen - 5,000 shares; Joe D. Pegram - 5,000 shares; James G. Ricketts - 5,000 shares; Herbert G. Rogers - 5,000 shares; W. A. Taylor, Jr. - 5,000 shares. The options held by Messrs. Etheridge, Haggar, Nielsen, Pegram, Ricketts, Rogers and Taylor have been granted under the stock option plan being voted upon by the shareholders (Proposal No. 2) and are subject to approval of that plan by the shareholders.

(2) Includes shares issuable upon conversion of Convertible Notes, as follows:
Robert B. Neal 100,000 shares; W. A. Taylor, Jr. - 200,000 shares.

(3) Includes shares held in the name of spouse, minor child or other relatives or persons, as to some of which shares the owner named has shared voting or investment power, but as to which beneficial ownership is disclaimed, as follows: T. H. Etheridge - 37,510 shares; Robert B. Neal - 1,368; S. L. Reed, Jr. - 522,422 shares; James G. Ricketts - 15,000 shares; Herbert G. Rogers, III - 27,479 shares W. A Taylor, Jr. - 234,815 shares.

(4) Includes all shares issuable upon exercise of stock options and conversion of Convertible Notes and shares held in the name of spouse, minor child or other relatives or persons, as to which beneficial ownership is disclaimed.

     PROPOSAL NO. 1 - SALE OF DIXIE NATIONAL LIFE INSURANCE COMPANY

General

     On April 18, 1995, the Corporation and Dixie Life entered into a Stock Purchase Agreement ("Stock Purchase Agreement") with Standard Life Insurance Company of Indiana ("Standard") to sell to Standard all of the common capital stock of Dixie Life owned by the Corporation. That agreement was restated by a Second Restated Stock Purchase Agreement entered into as of August 30, 1995, but effective as of April 18, 1995, among the Corporation, Dixie Life and Standard ("Restated Stock Purchase Agreement").

     Dixie Life is 99.3% owned by the Corporation and represents virtually all of the Company's assets and operations. The sale of the Corporation's interest in Dixie Life to Standard ("Standard Transaction"), if completed, provides for the satisfaction of substantially all of the Corporation's debt, including a $3,689,000 Term Loan, originally due March 31, 1995, held by Standard and $1,720,000 of Convertible Notes originally due May 1, 1995. The due dates of both of these obligations have been extended. The Corporation also would receive $1,926,468 in cash at closing and up to $53,872 of collections after June 30, 1995 on a specific receivable as of that date. See "The Restated Stock Purchase Agreement - Terms of the Sale" for more detailed information regarding the terms of the sale of Dixie Life.

     The Standard Transaction, if completed, will result in a loss to the Corporation. An estimated loss of $4,635,000 was recorded in the first quarter of 1995. The estimated loss was revised to $3,677,000 by a credit of $958,000 in the second quarter of 1995. Following the consummation of the Standard Transaction, the Corporation will have no ongoing operations, but it is actively considering the possible acquisition or commencement of some other line of business. See "Future Business Plans."

Background of Proposed Sale

     Virtually all of the Corporation's unconsolidated revenues are represented by its monthly management fee of $154,000 received from Dixie Life. This is insufficient to cover the Corporation's operating expenses and service the Corporation's total debt of $5,409,000 outstanding under the Term Loan and Convertible Notes.

     The ability of the Corporation to transfer funds, including its management fee, from Dixie Life, is controlled to a very significant degree by statute. Under Mississippi insurance law, the Corporation and Dixie Life are members of a "holding company system." Generally, all transactions between members of a holding company system must be "fair and reasonable." The Mississippi Commissioner of Insurance ("Commissioner") has wide latitude in evaluating the reasonableness of a transaction and its effect upon a Mississippi insurer, such as Dixie Life. The Commissioner takes the position that a Mississippi insurance company cannot make a loan to any of its shareholders, officers or directors. Mississippi law limits the size of dividends or other distributions that may be made by a Mississippi insurer to another member of its holding company system without approval of the
Commissioner. Among other things, the Mississippi insurance laws and regulatory authority of the Commissioner are designed to protect policyholders by assuring the financial solvency of insurance companies. The interests of shareholders are secondary. Because of these considerations, among other factors, the Corporation has been unable to transfer adequate funds from Dixie Life in order to service the Corporation's debts, or at least a portion thereof as part of an overall financing plan. See "Business of the Corporation--Regulatory Factors."

     In addition, the Company has experienced substantial operating losses since December 31, 1992, aggregating $4,929,911 through June 30, 1995, before giving effect to the recorded estimated loss of $3,677,000 resulting from the Standard Transaction. The Company's operating losses are continuing.

     The Company has found itself in the position of having to maintain the statutory capital and surplus ("Statutory Surplus") of Dixie Life, while faced with maturing debt that could not be satisfied from the Corporation's own funds or from Dixie Life's resources. The Corporation has devoted significant effort to strengthening the Statutory Surplus of Dixie Life and reducing the Corporation's dependence upon the operations of Dixie Life and its ability to transfer funds to the Corporation during this period. Management's effort included the following:

          (1) In May, 1993, the Board of Directors determined that the most probable successful solution to the Corporation's liquidity needs was either a merger with a stronger company or the sale of Dixie Life to another company. The Planning and Oversight Committee was appointed to evaluate options and seek an acceptable solution. Robert B. Neal, President of the Corporation, has devoted virtually all of his time to seeking a solution since May 1993. In this regard Mr. Neal contacted brokers who work in the insurance industry, had discussions with possible merger candidates both in and outside the insurance industry and contacted other professionals with contacts in the insurance industry. Only a few of these contacts led to any meaningful discussions and none resulted in a completed transaction. The obstacles encountered in completing a transaction included, among others, the following:

               (a) any transaction would require either satisfying the Term Loan or the approval by the lender of some modification involving assumption or substitution of debtor;

               (b) any transaction would require the approval of the Commissioner;

               (c) the existence of the Charter Contracts (discussed below under "Business of the Corporation - Legal
               Proceedings") and the potential drain of the dividend provision was a significant deterrent to many merger or purchaser candidates;

               (d) many potential merger or purchaser candidates were not experienced in accident and health insurance in general and cancer insurance in particular and this segment of Dixie Life's business represented more than 60% of its statutory premium income;

               (e) until March 1994, when it was settled, an ongoing SEC investigation was a deterrent to many merger or purchaser candidates;

               (f) Dixie Life's statutory results of operations were marginal and the Corporation's GAAP results have reflected significant losses since 1992; and

               (g)  the  restatement  of  the   Corporation's   financial
               statements in 1992 and 1993 concerned many merger or purchaser candidates.

          (2) In July 1993, the Corporation and Medical Resource Companies of America ("MRA") reached an agreement in principle for the acquisition of the Company by MRA through an exchange of shares of MRA for shares of the Corporation. An Agreement and Plan of Reorganization was entered into by the Corporation and MRA in August 1993, but was terminated by mutual agreement in October 1993 because of unresolved issues that arose during the pendency of the transaction.

          These unresolved issues included the fact that the proposed acquisition would have required the approval of the Corporation's lender, Trustmark National Bank ("Trustmark"), and of the Commissioner. Based on discussions with representatives of Trustmark, the Corporation concluded that Trustmark's approval would be difficult to obtain. Further, the Commissioner's office expressed reservations about approving a change in control of the Company because officers of MRA had been associated with a company which owned an insurance company that failed. MRA had certain unresolved concerns regarding the potential liability under the Charter Contracts issued by Dixie Life in its early years, and the frequency and magnitude of certain nonrecurring accounting adjustments that the Company reported in its quarterly reports during 1993.

          (3) In January 1994, the Corporation reached an agreement in principle to merge with Standard's parent, Standard Management Corporation ("SMC"). In June 1994, the parties signed a Merger Agreement which provided that the Corporation would be acquired by SMC through an exchange of stock. In late July 1994, the Merger Agreement was terminated by the Corporation because of the SMC's failure to fulfill a material condition of the Merger Agreement.

          (4) During 1993 and 1994, the Corporation negotiated and completed the sale of virtually all of Dixie Life's accident and health business, thereby increasing Dixie Life's Statutory Surplus to a level which provided financial strength to Dixie Life and might have supported a dividend to the Corporation. However the proceeds of any such dividend would not have been sufficient to satisfy the Corporation's debt.

          (5) The Corporation entered into an agreement with Universal Management Services, a Nevada corporation ("UMS"), as of October 27, 1994

          ("UMS Agreement"). The UMS Agreement provided that UMS would use its best efforts to assist the Corporation in locating potential investors for its Common Stock in non-U.S. markets pursuant to Regulation S of the Securities Act of 1933. On November 29, 1994, with such assistance, the Corporation sold 2,000,000 shares of its Common Stock for which it received 1,230,770 shares of Alanco Environmental Resources, Inc. ("Alanco") common stock ("November Transaction"). Alanco is principally engaged in the manufacture and marketing of a pollution control device sold in domestic and foreign markets. The Alanco shares had an aggregate market value of $2,000,000 on November 29, 1994. The sale of the Alanco shares, or other marketable equity securities owned by the Corporation, could provide some funds for debt service. See "Future Business Plan" and "Business of the Corporation - Investment in Marketable Equity Securities."

          The UMS Agreement provided UMS the option to use its best efforts to assist the Corporation in placing additional equity securities for cash. Such placements could have provided a source of funds to repay a portion of the Corporation's debt, but no such placements occurred. See "Future Business Plans."

          (6) The Stock Purchase Agreement was entered into in April 1995 and was subsequently restated by the Restated Stock Purchase Agreement. Completion of the Standard Transaction would satisfy the Term Loan and the Convertible Notes.

     In November 1994, after the Corporation's July 1994 termination of the Merger Agreement with SMC, Standard bought from Trustmark the Corporation's $3,689,000 Term Loan owed to Trustmark. This development eliminated the possibility of negotiating with Trustmark an extension of the March 31, 1995 due date of the Term Loan. As a result, the Corporation was faced with the prospect of the March 31, 1995 maturity of the Term Loan with little apparent prospect for renegotiation of the terms with the new holder of the underlying note.

Recommendation of Board of Directors; Reasons for Sale

     As discussed above, in seeking a solution to the serious liquidity problems facing the Corporation, the Corporation's Board considered a wide range of alternatives, including the sale of the Corporation or Dixie Life, the merger of the Corporation with another company, the sale of certain blocks of business or other assets of Dixie Life or the issuance of debt or equity securities by the Corporation or its subsidiaries. In analyzing the proposed Standard Transaction, the Corporation's Board considered a number of factors, including, principally, the following:

          (1) Standard's purchase of the Term Loan eliminated any ability the Corporation might have had to renegotiate the Term Loan at its maturity with Trustmark, with which the Corporation has had a banking relationship.

          (2) The Term Loan is secured by a pledge of all of the shares of Dixie Life capital stock owned by the Corporation. Accordingly, a default in payment of the Term Loan on its stated maturity date of March 31, 1995 would have had a very material adverse impact on the Corporation's shareholders.

          (3) Standard agreed to cancel the Term Loan and assume payment of the Corporation's Convertible Notes as part of the consideration for the sale of Dixie Life and to extend the due date of the Term Loan. These provisions are included in the Restated Stock Purchase Agreement.

          (4) The difficulties experienced by the Board of the Corporation in its prior efforts to merge with other companies or sell the Corporation or Dixie Life left the Board with no realistic alternatives. In all the circumstances, the Board viewed the terms of the Standard Transaction as fair and reasonable and in the best interests of the Corporation and its shareholders.

     After considering all of the above factors, among others, as well as the opinion, discussed below, of the Corporation's financial advisor, the Corporation's Board of Directors unanimously approved the Restated Stock Purchase Agreement and recommends that the Corporation's shareholders vote FOR the Standard Transaction.

     In deciding whether to vote for or against the Standard Transaction, the Corporation's stockholders should consider, among other factors, the financial condition and operating prospects of the Corporation and the restrictions involved in continuing to operate as a regulated insurance holding company. In this regard, the Corporation's shareholders should consider the information under "Consequences of Not Closing the Standard Transaction" and "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources."

Opinion of Corporation's Financial Advisor

     Mercer Capital has rendered its opinion that the Standard Transaction is fair to the shareholders of the Corporation from a financial point of view. The opinion letter is attached hereto as Appendix C. Mercer Capital is a business appraisal and financial advisory firm founded in 1982 and located in Memphis, Tennessee. Mercer Capital has valued numerous companies engaged in financial services including commercial banks, savings banks, insurance companies, mortgage bankers, commercial finance companies and consumer finance companies.

     Pursuant to the terms of an engagement letter dated March 13, 1995, the Corporation has agreed to pay Mercer Capital, as financial advisor to the Corporation, a fee estimated at $15,000 to $18,000. The Corporation has also agreed to reimburse Mercer Capital for its reasonable out-of-pocket expenses, including all reasonable fees and disbursements of counsel, and to indemnify Mercer Capital and certain related persons against certain liabilities relating to or arising out of its engagement.

     As noted above under "Recommendation of the Board of Directors; Reasons for Sale," the fairness opinion of Mercer Capital was one of the factors considered by the Corporation's Board of Directors in determining to approve the Standard Transaction.

     Neither Mercer Capital, its shareholders, nor its employees had any business relationship with the Corporation or any of its subsidiaries or affiliates or with Standard or any of its subsidiaries or affiliates within the past two years, except for this engagement and comparable previous engagements to evaluate the previously proposed acquisitions of the Corporation discussed above under "Background of Proposed Sale." No other business relationships are contemplated at this time. No limitations were imposed by management or the Board of Directors of the Corporation on the scope of the analysis or the information to be reviewed.

     In arriving at its opinion that the Standard Transaction is fair to the Corporation's shareholders from a financial point of view, Mercer Capital considered, among other factors, the following:

          1. The Corporation has two pressing cash flow needs, consisting of the $3,689,000 Term Loan due to Standard and $1,720,000
          Convertible Notes due to various holders. Each of these obligations is due at closing of the Standard Transaction. If the Restated Stock Purchase Agreement is terminated by either party, the Term Loan is due 180 days following cancellation and the Convertible Notes are due 90 days following termination of the Restated Stock Purchase Agreement by either party. In any event, the Convertible Notes are due not later than December 27, 1995. In this regard, Mercer Capital considered:

               a. Virtually all of the Corporation's assets are pledged as collateral to these obligations. The holder of the Term Loan has a first security interest in the capital stock of Dixie Life which the Corporation owns and second priority claim, subject to a first mortgage securing the debt of Vanguard, in the building owned by Vanguard. The holders of the Corporation's Convertible Notes hold a second security interest in the capital stock of Dixie Life and a substantial portion of the Corporation' holdings in marketable equity securities are subject to an escrow agreement securing the Convertible Notes.

               b. The Corporation must fund these debt service needs from dividends from Dixie Life, additional borrowings or refinancing of the debt, or the sale of assets or by merging with another company or securing new equity capital.

               c. The Corporation's major asset and its only operating asset is its investment in Dixie Life.

                d.  In  its  present  financial   condition,   because  of
               regulatory  constraints,   Dixie  Life  could  not  pay  a
               dividend sufficient to service these debts when due.

               e. If the Corporation failed to meet its debt service obligations and the Corporation's creditors exercise their collateral rights under the related debt instruments, the Corporation's assets would be essentially depleted and its shareholders would be severely harmed financially.

               f. The Corporation has sought to raise additional capital or find a suitable merger partner since early 1993. It successfully completed the issuance of 2,000,000 shares of its Common Stock in exchange for marketable equity securities with a market value of $2,000,000 in November 1994 but all other efforts have been unsuccessful. While other efforts are on going, none appear as imminent or certain as the Standard Transaction.

               g. Dixie Life has had to resort to the sale of blocks of its accident and health business and enter into reinsurance transactions which provided surplus relief in order to maintain acceptable levels of statutory capital and surplus.

          2. Dixie Life is the defendant in litigation filed by the purchaser of two Charter Contracts, alleging that Dixie Life did not pay dividends on Charter Contracts in accordance with the terms of those contracts. A rider to those contracts provides that Dixie Life will allocate 35% of its statutory net income, as defined, for dividends to the holders of Charter Contracts. Mercer Capital concluded that the presence of these contracts has been a hindrance to the Corporation in its efforts to merge with another company or sell Dixie Life.

          A settlement was reached on July 20, 1995, subject to the approval of the Circuit Court of Montgomery County, Alabama. The settlement would resolve significant questions related to the Charter Contracts, as well as provide a court approved means for calculating future dividend payments. The settlement requires Dixie Life to pay a cash amount of $550,000 and to provide additional coverage to holders of Charter Contracts, the statutory reserves for which are $391,800. The estimated total cost of settling the litigation, including attorney fees and court and other costs, is $1,007,000. The $7,389,086 purchase price for Dixie Life arrived at under the Restated Stock Purchase Agreement reflects earlier terms of the Stock

          Purchase Agreement providing that Standard would absorb the first $600,000, and any excess over $1,000,000, of the costs incurred in the settlement of the Charter Contract litigation, with any amount between $600,000 and $1,000,000 to be borne equally by the Corporation and Standard. The net effect of the settlement, in terms of the Dixie Life purchase price, is that the Corporation will bear no more than $200,000 of the costs and Standard will absorb the balance of the amount of the settlement. The portion absorbed by Standard effectively represents an addition to the selling price of Dixie Life.

          While the proposed settlement is potentially favorable to the Corporation, the impending maturities of the Term Loan and Convertible Notes and the provisions of the Restated Stock Purchase Agreement severely limit the flexibility of the Corporation in negotiating with other parties.

          3. The Corporation has incurred substantial losses in 1994 and 1993 and these losses are continuing in 1995.

          4. The Corporation is not profitable at its current size and it does not appear to have a means of growing without an infusion of capital.

          5. The opinion of the Corporation's independent auditors has been modified in 1994 and 1993 because of the existence of substantial doubt about the Corporation's ability to continue as a going concern.

          6. The market for the Corporation's Common Stock is generally illiquid, particularly for large blocks of shares.

          7. Mercer Capital, using a forecast of a run-off of Dixie Life's in force insurance as of December 31, 1994 prepared by the Corporation, developed a value of the block of business based on the expected cash flows of that book of business discounted at 18%. They used that value for the book of business to develop a proforma book value, after consideration of taxes and future potential payments to holders of Charter Contracts, assuming sale of the block of business and retention of Dixie Life as a subsidiary. That resultant value was more than the sales price of Dixie Life. Mercer Capital cautioned that this valuation estimate could not be given excessive weight, considering that efforts to sell the Corporation or Dixie Life have been on going for so long and that there is little time to identify and close an alternative transaction, given the maturities of the Term Loan and the Convertible Notes. Furthermore, the sale would be readily identified as being of a distressed nature which would likely depress other potential offers.

          8. Mercer  Capital  obtained  certain  information  about other publicly traded insurance companies but concluded that comparison of those companies to the Corporation was not meaningful because of the Corporation's recent operating history.

          9. Mercer Capital searched for other transactions involving the sale of controlling interest in a life insurance company for comparison to the Standard Transaction but found no transactions they considered comparable.

Federal Income Tax  Consequences

     The Corporation does not expect any federal tax consequences from the Standard Transaction.

     Unless a shareholder perfects his dissenter's rights as discussed below, there are no federal tax consequences to the shareholder arising from the Standard Transaction. A shareholder who perfects his dissenter's rights will recognize a capital gain or loss, if the Common Stock is a capital asset in the hands of the dissenting shareholder, equal to the difference between his basis in the Common Stock for which appraisal rights were sought and the amount of cash received for such shares, exclusive of any interest. Such holders should consult their own tax advisers.

Employment Contracts

     Standard and Robert B. Neal, a director and President of the Corporation, have agreed to enter into an employment agreement effective upon the closing of the Standard Transaction. The terms, which have been agreed to in principle, provide for Mr. Neal's employment as President of Dixie Life for a three year period commencing with the closing of the transaction. Mr. Neal's compensation will remain at the same level as his present annual salary of $125,269, and be adjusted for cost of living increases. In addition, Mr. Neal will receive a $500 monthly automobile allowance, annual bonuses as determined by the Chairman of the Board of Standard, an option to purchase 5,000 shares of SMC's common stock at a price not less than the market price on the date the option is granted and customary employee benefits.

     It also is expected that Thomas F. Flowers, Jr., a Senior Vice President of the Corporation, will enter into a business relationship with Standard related to marketing. However, the nature and terms of Mr. Flower's arrangements are indefinite at this time.

The Restated Stock Purchase Agreement

     The following is a summary of the material provisions of the Restated Stock Purchase Agreement and does not purport to be complete. The Restated Stock Purchase Agreement is attached as Appendix A to this Proxy Statement and is incorporated herein by reference. This summary is qualified in its entirety by reference to the Restated Stock Purchase Agreement. Shareholders of the Corporation are urged to read the Restated Stock Purchase Agreement.

     Terms of the Sale. The Restated Stock Purchase Agreement provides that the Corporation will sell all of its holdings in the common capital stock of Dixie Life to Standard at closing of the Standard Transaction. Dixie Life will no longer be a subsidiary of the Corporation after closing and the Corporation will no longer have any insurance operations.

     As consideration for its acquisition of the Dixie Life shares, Standard will pay to the Corporation a purchase price (the "Purchase Price") equal to $7,389,086, of which $1,926,468 is payable in cash. The balance of the Purchase Price is payable by the cancellation of the Corporation's indebtedness to Standard of $3,688,746 under the Term Loan, the assumption by Standard of the Corporation's indebtedness of $1,720,000 under its Convertible Notes, and the payment to the Corporation of up to $53,872 of collections after June 30, 1995 on a specific receivable as of that date by Dixie Life.

     In addition, Dixie Life will continue to pay the Corporation's wholly-owned subsidiary, Vanguard, Inc. ("Vanguard"), $15,000 per month through the December 31, 1996 expiration of a lease between Dixie Life and Vanguard. If the building is sold by Vanguard or Vanguard is sold by the Corporation prior to December 31, 1996, the payments under the lease will terminate. The lease covers the building occupied by the Corporation and its subsidiaries, including Dixie Life. Certain investments which have been made by Dixie Life since December 31, 1994 will be purchased from Dixie Life from the Corporation. At June 30, 1995, such investments amounted to approximately $525,000.

     Certain Representations and Warranties. The Restated Stock Purchase Agreement contains various representations and warranties of the Corporation and Standard relating to, among other things, the following matters (which representations and warranties are subject, in certain cases, to specified exceptions): (i) the due organization, power and standing of, and similar corporate matters with respect to each of the Corporation, Dixie Life and Standard; (ii) the authorization, execution, delivery, performance and enforceability of the Restated Stock Purchase Agreement by the Corporation, Dixie Life and Standard and of the transactions contemplated thereby; (iii) Dixie Life's capitalization; (iv) the absence of any conflict with each of the Corporation's, Dixie Life's or Standard's articles of incorporation, bylaws and agreements, and compliance with applicable laws; (v) the receipt of any governmental or regulatory authorizations, consents or approvals required to consummate the transaction; (vi) the possession by Dixie Life of all valid licenses, franchises, permits, registrations, approvals and authorizations relating to the conduct of its businesses; (vii) the accuracy and completeness of Dixie Life's financial statements, and its books and records; (viii) the determination and qualification of Dixie Life's reserves; (ix) the absence of any litigation that would have a material adverse effect on the business or condition of the Corporation, Dixie Life or Standard, or their ability to perform their respective obligations under the Restated Stock Purchase Agreement; (x) the timely filing of all regulatory reports and other documents required to be filed by Dixie Life with regulatory authorities; (xi) the status of various Dixie Life employee benefit plans and the absence of defaults thereunder; (xii) the absence of certain changes or events relating to the financial condition, business or results of operations of Dixie Life;
(xiii) the status of various tax matters relating to the Corporation or Dixie Life; (xiv) the status of certain assets of Dixie Life; (xv) the absence of any brokerage, finder's or other fee due in connection with the Restated Stock Purchase Agreement; (xvi) the absence of any untrue statements of material fact or omission to state a material fact in the Restated Stock Purchase Agreement or any certificate furnished in connection with the Restated Stock Purchase Agreement or transactions thereby contemplated; and (xvii) the existence of material contracts and commitments of Dixie Life and the existence of no breach or default under any such contracts.

     Conduct of Business Pending Sale. Under the terms of the Restated Stock Purchase Agreement, between its effective date (April 18, 1995) and closing of the Standard Transaction, Dixie Life will conduct its business only in the ordinary course and consistent with past practices. Dixie Life may not introduce new products until closing without the permission of Standard.

     Conditions to Consummation of the Sale. Standard and the Corporation are not obligated to consummate the Standard Transaction under the Restated Stock Purchase Agreement if, among other conditions, there are pending or threatened actions preventing or seeking to prevent such consummation or all required regulatory approvals have not been obtained. Opinions of counsel requiring certain matters are also required prior to closing.

     Standard has filed an application with the Mississippi Insurance Department to obtain approval of the change in control of Dixie Life that will result from the Standard Transaction. The application is pending before the Commissioner and it is anticipated that a hearing on the application will be held promptly after the annual meeting, if the Standard Transaction is approved by the shareholders of the Corporation.

     Additionally, Standard is not obligated to close if, among other conditions, there has been an adverse change in Dixie Life's business; the Mississippi Insurance Department requires Dixie Life to post a liability in excess of $1,010,000 relating to the settlement of the Charter Contracts law suit or requires the additional deposit of assets in excess of $2,000,000 pending final conclusion and dismissal of that suit; Dixie Life's officers and directors have not resigned or the Corporation's shareholders have not approved the Standard Transaction. The termination, or assignment to Standard, of the Corporation's current management agreement with Dixie Life also is a condition to Standard's obligation to close the Standard Transaction.

     Fees and Expenses. The Restated Stock Purchase Agreement provides that the Corporation and Standard shall each pay their own expenses in connection with the Standard Transaction.

     Termination;  Amendment;  Governing  Law.  The  Restated  Stock  Purchase
Agreement may be terminated prior to closing (a) by mutual consent of the Corporation and Standard, (b) by either party if any of the covenants contained in the Restated Stock Purchase Agreement have not been satisfied, performed or complied with in any material respect at or before closing and
(c) at any time after October 16, 1995 by the Corporation or Standard if closing has not occurred, provided such failure to close is not caused by a breach of the Restated Stock Purchase Agreement by the terminating party.

     The Restated Stock Purchase Agreement may be changed, waived, discharged or, except as stated above, terminated only in writing signed by both the Corporation and Standard and shall be construed in accordance with and governed by the laws of the State of Indiana.

Vote Required for Approval

     The members of the Corporation's and Dixie Life's Boards of Directors, in the aggregate, directly own 1,717,702 shares, or 16.4% of the Common Stock outstanding and intend to vote FOR the Standard Transaction. Family members of the directors of the Corporation and Dixie Life own, in the aggregate, 971,708 shares, or 9.3% of the Common Stock, as to which such directors disclaim beneficial ownership. The Corporation has been informed that the purchasers of the Common Stock in the November Transaction and the PMM Transaction (discussed below under "Future Business Plans") who, in the aggregate own 2,000,000 shares, or 19.1%, and 2,100,000 shares, or 20.0%, respectively, of the Common Stock outstanding intend to vote FOR the Standard Transaction.

     Approval of the Standard Transaction requires the favorable vote of the holders of a majority of the outstanding shares of Common Stock of the Corporation. Accordingly, if the purchasers in the November Transaction, the PMM Transaction and the family members of directors vote in favor of Proposal No. 1, that vote, together with the votes of the members of the Corporation and Dixie Life Boards, will constitute a 64.7% vote for Proposal No. 1, thereby assuring the approval of the Standard Transaction.

     The Board recommends that you vote FOR the proposed sale of Dixie Life.

                      DISSENTERS' RIGHTS OF SHAREHOLDERS

General

     The following is a summary of Article 13 of the Mississippi Business Corporation Act ("Article 13" and "Act" respectively) and the procedures for shareholders dissenting from the sale by the Corporation of the capital stock of Dixie Life which it owns and demanding dissenters' rights. This summary is qualified in its entirety by reference to Article 13, which is reprinted in full as Appendix B to this Proxy Statement. Appendix B should be reviewed carefully by any shareholder who wishes to assert statutory dissenters' rights. FAILURE STRICTLY TO COMPLY WITH THE PROCEDURES SET FORTH IN ARTICLE 13 WILL RESULT IN THE LOSS OF DISSENTERS' RIGHTS.

     Section 13.02 of Article 13 provides that a shareholder is entitled to dissent from and obtain payment of the fair value of his shares of the Corporation in the event of, among other things, the sale of substantially all of the property of the Corporation other than in the ordinary course of business when such sale requires shareholder's approval. The proposed sale by the Corporation of all of the capital stock of Dixie Life which it owns constitutes the sale of substantially all of the Corporation's assets and is not in the Corporation's ordinary course of business. Section 12.02 of Article 12 of the Act requires approval by the shareholders of the Corporation for the sale.

     Accordingly,  inasmuch as the  conditions  enumerated in Section 12.02 of
Article 12 and Section 13.02 of Article 13 of the Act are present, shareholders of the Corporation have the statutory right to dissent under
Article 13.

     As used in Article 13, the term "shareholder" includes the record shareholder or the beneficial shareholders.

Procedure for Exercise of Dissenters' Rights

     Shareholders who wish to exercise dissenters' rights:

          (i) must deliver to the Corporation, before the vote on Proposal No. 1 is taken, written notice (the "Dissenter's Notice") of their intent to demand payment for their shares if Proposal No. 1 is approved; and

          (ii) must NOT vote their shares in favor of Proposal No. 1.

     SHAREHOLDERS WHO DO NOT SATISFY THESE REQUIREMENTS ARE NOT ENTITLED TO PAYMENT FOR SHARES UNDER ARTICLE 13.

     Shareholders electing to exercise dissenters' rights under Article 13 must NOT VOTE FOR approval of Proposal No. 1. Under Article 13, a vote against approval of Proposal No. 1 is not required in order for a shareholder to exercise dissenters' rights. HOWEVER, IF A SHAREHOLDER RETURNS A SIGNED PROXY BUT DOES NOT SPECIFY A VOTE AGAINST APPROVAL OF PROPOSAL NO. 1 OR AN ELECTION TO ABSTAIN, THE PROXY WILL BE VOTED FOR THE PROPOSAL WHICH WILL HAVE THE EFFECT OF WAIVING THAT SHAREHOLDER'S DISSENTERS' RIGHTS.

     If the Standard Transaction is consummated, the Corporation must send a notice to that effect (the "Company Notice") no later than 10 days after the closing date to all shareholders that have perfected their right to assert dissenters' rights under Article 13.

     Upon receipt of the Company Notice, dissenters must demand payment for their shares by the date set forth in the Company Notice. A shareholder who elects to exercise dissenters' rights must mail or deliver his or her written demand to: Dixie National Corporation, 3760 I-55 North, Jackson, Mississippi 39211. The written demand for payment must comply with the provisions of
Article 13 and must specify the shareholder's name and mailing address, the number of shares of Corporation Common Stock owned, and state that the shareholder is demanding payment of his or her shares. The shareholder must also certify that the shareholder had beneficial ownership of the shares before the date set forth in the Company Notice, which is April 10, 1995, the date of the first announcement of the proposed sale to the news media. The shareholder must also deposit his or her share certificates in accordance with the terms of the Company Notice. Failure to make a payment demand or to deposit the share certificates where required, each by the dates for such action set forth in the Company Notice, shall forfeit the shareholder's right to receive payment for his or her shares.

     Upon receipt of a payment demand, the Corporation shall pay shareholders who complied with Article 13 the amount the Corporation estimates to be fair value of the shares submitted by such shareholder plus accrued interest. Certain financial information concerning the Corporation, its estimate of the value of the shares, an explanation of how interest was calculated, and a statement of rights to demand payment along with a copy of Article 13, must accompany such offer or payment.

Procedure if the Dissenters Are Dissatisified with the Payment Offered

     Dissenters may reject the Corporation's payment and demand in writing payment of the fair value of their shares and interest due based on their own estimate of the fair value of their shares and amount of interest due. To be entitled to such rights, the dissenters must notify the Corporation of their demand in writing within 30 days after the Corporation made payment for the shares.

     If a dissenter has rejected the Corporation's payment and demanded payment of the fair value of the shares and interest due and the demand for payment remains unsettled, the Corporation shall commence a judicial proceeding within 60 days after receiving the payment demand and petition an appropriate court, as described in Article 13, to determine the fair value of the shares and accrued interest. If the Corporation does not commence such action within the required sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. Additionally, the court may assess fees of legal counsel and of experts for the respective parties. The court shall assess the costs against the Corporation, except that the court may assess costs against all or some of the dissenters to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment under
Article 13, or the court may assess counsel fees against the dissenters who were benefited.

     THE ABOVE IS MERELY A SUMMARY OF ARTICLE 13 OF THE MISSISSIPPI BUSINESS CORPORATION ACT. THIS SUMMARY IS QUALIFIED BY REFERENCE TO ARTICLE 13, WHICH IS SET FORTH IN ITS ENTIRETY AS APPENDIX B TO THIS PROXY STATEMENT. SHAREHOLDERS DESIRING TO EXERCISE DISSENTERS' RIGHTS SHOULD REFER TO THE FULL TEXT OF ARTICLE 13 AND SHOULD CONSULT COUNSEL SINCE FAILURE TO COMPLY STRICTLY WITH THE PROVISIONS OF ARTICLE 13 WILL DEFEAT THEIR DISSENTERS' RIGHTS.

             CONSEQUENCES OF NOT CLOSING THE STANDARD TRANSACTION

     The Standard Transaction provides an immediate and complete solution to the severe liquidity problems facing the Corporation, including the obligation to satisfy the $3,689,000 owed Standard under the Term Loan and $1,720,000 owed to the holders of the Corporation's Convertible Notes. The Term Loan was extended as part of the Restated Stock Purchase Agreement and, due in part to the existence of the Stock Purchase Agreement, the Convertible Notes have also been extended. The Term Loan will be canceled and the Convertible Notes will be assumed by Standard at closing of the Standard Transaction.

     If the Standard Transaction is not consummated, either for lack of shareholder or regulatory approval or some other reason, the Term Loan will be due 180 days after the Restated Stock Purchase Agreement is terminated. The Convertible Notes will be due on the earlier of 90 days after the Restated Stock Purchase Agreement is terminated or December 27, 1995. The Corporation has no present prospects for satisfying these debts except through the Standard Transaction.

     The capital stock of Dixie Life serves as collateral under the Term Loan and the holders of the Convertible Notes have a second security interest in such stock. The building, which houses the offices of the Corporation and is owned by Vanguard, is subject to a first mortgage to Trustmark. Vanguard has executed a borrowed money certificate pledging its building as additional collateral to the Term Loan. Finally, a substantial portion of the Corporation's holdings in Alanco common stock are pledged as collateral to the Convertible Notes through the instrument which extended their due date.

     If the Standard Transaction is not consummated, and either Standard or the holder's of the Convertible Notes exercise their rights against the collateral they hold, the Corporation's shareholders would hold shares of a company with virtually no assets.

                             FUTURE BUSINESS PLANS

General

     Assuming that the Standard Transaction is consummated, the Corporation will have no debt except a mortgage on its office building, current assets of approximately $4,000,000 and no operations. At the present time, the Corporation does not expect to reenter the life insurance business. In analyzing opportunities for a new direction for the Corporation after the sale of Dixie Life, in consultation with UMS, the Corporation considered taking part in the activities of Phoenix Medical Management, Inc. ("PMM") on a regional basis.

     PMM was formed in November 1993 to engage in the ownership and operation of health care facilities specializing in pain care. Its primary business activity is the development of a proprietary multi-state network of medical facilities that specialize in the comprehensive treatment of patients seeking relief of chronic pain. Each facility is or will be designed and equipped to accommodate a multi-modality pain management, psychological and physical rehabilitation program, as well as to accommodate other non-affiliated surgeons who perform their own non-pain related surgical procedures at these facilities. PMM currently operates one facility in Phoenix, Arizona, which opened in January 1995 and is finalizing plans for additional facilities in Arizona to be opened by June 30, 1996.

     The combination of all facets of pain management was test marketed by the founders of PMM in Phoenix, Arizona and Lafayette, Louisiana over the course of the past two years. PMM was a development stage company until it opened its Phoenix facility. Accordingly, PMM does not yet have a meaningful history of operations.

     After review of the prospects for PMM and the efforts of its management in developing PMM to the stage of opening its first clinic, in March 1995 the Corporation's Board approved the acquisition of a 16% interest in PMM in exchange for 2,000,000 shares of the Corporation's Common Stock and, in exchange for 100,000 additional shares, an option to acquire the remaining 84% for 10,400,000 shares ("84% Option"). The Board's action was based on its understanding that PMM would open additional clinics in Lafayette and New Orleans, Louisiana in June and September 1995, respectively.

     In subsequent discussions, PMM informed the Corporation that plans for the Lafayette and New Orleans clinics had been postponed indefinitely in favor of development of additional clinics in Arizona and that the Phoenix clinic, due in part to a delay in obtaining Medicare approval of the facility, was not yet meeting anticipated revenue projections. As a result, in May 1995, the Board instructed management to proceed with the acquisition of the 16% interest and the 84% Option, but delay exercise of the 84% Option. In fulfillment of this commitment, on June 29, 1995 the Corporation issued 2,000,000 common shares for the 16% interest in PMM and 100,000 common shares for the 84% Option.

     In anticipation of closing the Standard Transaction, the Corporation has been actively examining several advanced technology and health care companies, including PMM, for possible future acquisition. The negative impact of the 84% Option on the Corporation's preliminary discussions with prospective acquisition candidates, combined with the delayed Medicare approval of the Phoenix clinic and the decision by PMM management to limit its initial strategic focus to Arizona, caused the Corporation to reconsider the advisability of retaining the 84% Option.

     As a result, on July 14, 1995, the Corporation relinquished the 84% Option. PMM shareholders retain the 100,000 shares of the Corporation's Common Stock they received in exchange for the 84% Option. While the Corporation may in the future expand its relationship with or acquire an additional interest in PMM, the Corporation has made no decision nor formulated any plan or proposal to do so, and has not reached any understanding or agreement in connection therewith.

     John E. Haggar, who is a director of the Corporation, was Chief Financial Officer and a director of UMS until June 1995. On June 1, 1995 Mr. Haggar became an employee of Alanco and, in July 1995, became Alanco's treasurer. Alanco owned 10% of PMM prior to the

Corporation's acquisition of its 16% interest. In that acquisition, the Corporation issued 200,000 shares of its Common Stock to Alanco in exchange for shares of PMM owned by Alanco. James G. Ricketts, who also is a director of the Corporation, is chairman of the board of directors of Alanco.

     As discussed above, the Corporation is exploring potential business opportunities and is engaged in preliminary discussions with several other companies in which the Corporation may acquire an equity and/or debt interest. Such discussions are in their formative stages and no agreements have been reached in connection therewith. Immediately after the Standard Transaction is completed, the Corporation will have no operating assets and over 40% of its total assets, exclusive of cash items, will consist of "investment securities'" as defined in the Investment Company Act of 1940 ("1940 Act"). The Corporation does not propose to engage in business as an "investment company." However, the Corporation may become subject to regulation under the 1940 Act if it is unable to obtain sufficient operating assets or investments in majority-owned subsidiaries (i.e., non-investment securities) within a transition period provided for in Rules promulgated under the 1940 Act.

Basis for Consideration Paid for Investment in PMM

     The amount of the consideration paid by the Corporation for the acquisition of its interest in PMM, as described above, bears no relation to PMM's current financial position or operations. In this connection, the Corporation and UMS, on April 20, 1995, entered into an amended and restated agreement, effective as of March 24, 1995 ("Second Amended and Restated UMS Agreement"), which provides that UMS has the right to use its best efforts to assist the Corporation in placing up to 12,500,000 additional shares of the Corporation's Common Stock in non-U.S. markets, pursuant to Regulation S, or otherwise in private placements. In that regard, on June 29, 1995 the Corporation acquired the 16% interest in PMM and the 84% Option, as described above. The terms of these transactions, including the number of shares of Common Stock to issued by the Corporation for its interest in PMM, were negotiated between the Corporation and PMM.

                            BUSINESS OF THE COMPANY

     The Corporation was organized in 1966 as a Mississippi corporation and has been primarily engaged in the life insurance business through its 99.3% owned subsidiary, Dixie Life, a Mississippi corporation organized in 1965. Prior to the sale, in two transactions completed in 1994, of all of its in force accident and health business, most of Dixie Life's premium income was derived from accident and health products.

     Virtually all of the Company's consolidated revenues are represented by premium income and net investment income generated in Dixie Life's insurance operations. The Company had total revenues of $11,651,343 and a net loss of $2,554,729 for the year ended December 31, 1994 and total revenues of $2,867,373 and a net loss of $5,094,994 (including an estimated loss of $3,677,000 on the proposed sale of Dixie Life) for the six months ended June 30, 1995. The Corporation's financial condition is dependent upon the operations of Dixie Life, as well as on

Dixie Life's ability to transfer funds to the Corporation to meet expenses, debt service requirements and other financial needs of the Corporation. In that regard, provisions of the Mississippi insurance law impose restrictions upon the transfer of funds from an insurance company subsidiary, such as Dixie Life, to a parent shareholder, such as the Corporation.

     In any case, the operations of Dixie Life have not generated income of an amount that would adequately meet the Corporation's debt service requirements, even if some funds were allowed to be transferred to the Corporation for those purposes.

     All of the shares of Dixie Life owned by the Corporation are pledged as collateral under the Term Loan, and the holders of the Convertible Notes also have a security interest in those shares. In addition, the home office building of the Corporation and Dixie Life which is owned by Vanguard, is pledged as additional collateral for the Term Loan, and a substantial portion of the Alanco shares owned by the Corporation also secure the Convertible Notes.

General

     Dixie Life has traditionally offered various forms of life, health and annuity insurance products, primarily designed for specialized insurance markets. However, as noted above, Dixie Life sold virtually all of its accident and health business in late 1993 and mid 1994. Consequently, from July 1994, Dixie Life has only been marketing life insurance products, primarily in the burial or final expense market. Dixie Life will continue its present marketing program pending consummation of the Standard Transaction.

     The following table sets forth information as to life insurance in force and premium income (after giving effect to amounts ceded and assumed) from all business of Dixie Life for the last five years:


                           1994            1993            1992            1991            1990
                           ----            ----            ----            ----            ----
Life Insurance
 in force (at
 December 31)          $224,782,000    $188,337,000    $330,440,000    $540,989,000    $389,589,000
                       ============    ============    ============    ============    ============

Premium income:
  Life                 $  3,878,000    $  4,935,000    $  4,455,000    $  4,466,000    $  3,803,000
  Accident and
    Health                5,302,000      14,185,000      12,287,000      10,054,000       8,032,000
  Annuity                   336,000         379,000         437,000         627,000         623,000
                       ------------    ------------    ------------    ------------    ------------
    TOTAL              $  9,516,000    $ 19,499,000    $ 17,179,000    $ 15,147,000    $ 12,458,000
                       ============    ============    ============    ============    ============

Premium income from new business only for the last five years is shown in the following table:

                           1994            1993           1992             1991            1990
                           ----            ----            ----            ----            ----

Life                   $    301,000    $  1,068,000    $    837,000     $   942,000    $  1,293,000
Accident and Health       1,530,000       4,012,000       4,184,000       3,857,000       2,685,000
Annuity                                                                       9,000
                       ------------    ------------    ------------    ------------    ------------
  TOTAL                $  1,831,000    $  5,080,000    $  5,021,000     $ 4,808,000    $  3,978,000
                       ============    ============    ============    ============    ============

                                      26

     In 1993, a marketing director new to Dixie Life produced a significant amount of new life business. In early 1994, this marketing director ceased producing business for Dixie Life, significantly contributing to the decrease in first year life premiums in 1994. The 1994 decrease in first year accident and health premiums was caused by the sale of Dixie Life's accident and health business.

Statutory Surplus and Accounting

     An insurance company such as Dixie Life must maintain minimum levels of Statutory Surplus, as required by the insurance laws and regulations of the insurance company's state of domicile and the various other states in which it operates. See "Insurance Company Regulation," below. At June 30, 1995, Dixie Life's Statutory Surplus was approximately $4,558,000. The highest level of Statutory Surplus required by the laws or regulations of any state in which Dixie Life operates is $3,000,000.

     Statutory accounting practices, as prescribed by the Mississippi Department of Insurance, differ from generally accepted accounting principles in several respects. The most significant of these differences is that statutory accounting practices require that costs incurred in writing new insurance business be expensed as paid, while generally accepted accounting principles require the capitalization of such costs, which are then amortized over the expected life of the insurance products sold. The principal such first year cost expensed in its entirety is commissions, which are significantly greater in the first year compared to renewal commissions. For example, on accident and health policies the first year commission is typically 70% of premium while the renewal commission is typically 20%. On life insurance policies the first year commissions are as much as 105% of premiums while the renewal commission is typically 10%. The excess of first year commissions over renewal commissions is deferred under generally accepted accounting principles, as are other costs associated with the issuance of a policy.

     Because the high first year costs associated with issuance of a policy are expensed under statutory accounting practices, high levels of new business create drains on statutory net income and therefore Statutory Surplus. Dixie Life experienced increased levels of new business for several years through 1992, creating a strain on Statutory Surplus. However, primarily as a result of the sale of Dixie Life's accident and health business and a 1993 agreement by Dixie Life to cease writing new business in South Carolina the trend did not continue in 1994 and 1993. In order to write an increasing amount of new business while continuing to meet the statutory requirements of the states in which it conducted its insurance operations, it has been necessary for Dixie Life to utilize various forms of surplus relief.

     The principal source of surplus relief since 1989 has been financial reinsurance agreements, which for GAAP purposes are treated as financing arrangements, but for statutory accounting purposes provide reserve credits that, in equal amount, increase Statutory Surplus. Since September 1992, Dixie Life has had a financial reinsurance agreement with Crown Life Insurance Company, a Canadian corporation ("Crown Agreement"). Under the Crown Agreement, Dixie Life was entitled to a credit to its statutory reserves of $1,655,000 at June 30,

1995. The amount of this credit will decrease in the amount of $165,000 each calendar quarter. See "Reinsurance," below.

     The sales of Dixie Life's accident and health business discussed above increased Statutory Surplus by $5,322,000 and $2,125,000 in 1994 and 1993, respectively.

Capital Requirements of the Corporation

     As previously discussed under "Proposal No. 1 - Sale of Dixie National Life Insurance Company", the Corporation has taken several steps to strengthen the Statutory Surplus of Dixie Life and to find a solution to the significant liquidity needs of the Corporation.

Products and Markets

     Life insurance policies sold in the final expense, or burial, market include fixed premium interest sensitive policies that provide for increasing death benefits, as well as traditional whole life policies. These policies are designed to cover expenses such as funeral, last illness, monument and cemetery lot. The policies provide for a death benefit, generally not in excess of $10,000, and a level premium payment. The products include a cash value which may be borrowed by the policyholder.

     Dixie Life's policies sold in other markets include interest sensitive and traditional whole life policies and forms of term policies. The interest sensitive and whole life policies include cash values which may be borrowed by the policyholder. Dixie Life issues policies on both a participating and non-participating basis. See Note 8 of December 31, 1994 Notes to Consolidated Financial Statements.

     Dixie Life conducts insurance operations in 21 states, primarily in the southeastern and southwestern United States, and the District of Columbia.

Sales Force and  Employees

     Dixie Life's had a sales force consisting, as of June 30, 1995, of approximately 1,730 agents, 350 general agents, and 48 marketing directors, with whom Dixie Life has non-exclusive contracts. Sales personnel are compensated on a commission basis and are provided incentives for increased production. A relatively small number of Dixie Life's marketing directors generate a significant amount of premium income and the loss of one or more marketing directors could have an adverse economic effect on the Company. In that regard, see "General," above, with respect to the impact of the loss of a marketing director on 1994 new life insurance business.

     At June 30, 1995, the Company had approximately 27 home office employees, including officers.

Competition

     The life insurance industry is highly competitive. There are over 2,000 life insurance companies nationwide. Dixie Life's competitors consist of both stock and mutual companies. Because the profits, if any, of mutual companies accrue to the benefit of policyholders, such companies may have certain competitive advantages. Dixie Life is a relatively small, essentially regional, insurance company that competes with life insurance companies that are more widely known, have far greater resources and offer a broader range of insurance products. Dixie Life also competes with other regional insurance companies of a more comparable size. These factors contribute to the competition encountered by the Company in attracting the services of qualified sales agents and may result in higher agent costs. Based on industry data, major life companies generally pay smaller commissions than Dixie Life. Compared to the regional companies in the market area it services, Dixie Life believes it pays similar commissions. The Company expects this pattern to continue in the foreseeable future. Dixie Life believes that its policies and rates, the services performed by its agents, and its claims administration are generally competitive with those offered by both stock and mutual companies in the jurisdictions in which it operates.

Investments

     Dixie Life is required to invest its assets in accordance with applicable provisions of the Mississippi insurance law. The following table shows the composition of Dixie Life's invested assets at December 31, 1994 and 1993, valued on a GAAP basis:

                                      1994                       1993
                               Carrying   Percent of      Carrying   Percent of
                                 Value       Total          Value       Total
                               -----------  -------       -----------  -------
Fixed maturities               $17,332,660    54.7%       $13,489,902    43.0%
Policy loans                     3,060,185     9.7          3,025,981     9.6

Government
guaranteed student loans, net    5,978,288    18.9          7,159,975    22.9
Short-term investments           4,860,347    15.3          3,040,448     9.7
Cash and cash equivalents          459,109     1.4          4,655,458    14.8
                               -----------   ------       -----------   ------
         TOTAL                 $31,690,589   100.0%       $31,371,764   100.0%
                               ===========   ======       ===========   ======

     Dixie Life's fixed maturities consist of obligations issued by U.S. Government agencies and authorities; states, municipalities and political sub-divisions; public utilities; and other corporate issuers. As the table shows, there was a substantial increase in fixed maturities and a substantial decrease in cash and cash equivalents during 1994. In 1994, the Company completed a plan begun in 1993 to realign the composition of its fixed maturities and short-term investments to create a portfolio with an average life of approximately 10 years. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" and Note 3 of December 31, 1994 Notes to Consolidated Financial statements.

Reinsurance

     Dixie Life reinsures substantial portions of its life insurance risks with other carriers under its excess coverage reinsurance arrangements. Generally, when the life coverage on any one individual exceeds $55,000, Dixie Life's maximum retention on the insured is $50,000. The excess coverage is reinsured under agreements Dixie Life has entered into with various reinsurers, other than Crown.

     In addition to its excess coverage reinsurance arrangements, Dixie Life, pursuant to the Crown Agreement, has ceded to Crown 90% of the retained portion of its traditional life and 90% of the retained part of its fixed premium excess interest sensitive life policies in effect as of September 30, 1992. The face amount of policies ceded as of the effective date was approximately $255,455,000. The reinsurance effected under the Crown Agreement is on a combination coinsurance and modified coinsurance basis. It is expected that the coinsurance portion will decrease and the modified coinsurance portion will increase over the term of the Crown Agreement.

     As the amount of reinsurance on a coinsurance basis decreases under the Crown Agreement the amount of the reserve credit available to Dixie Life is reduced, with a corresponding reduction of Dixie Life Statutory Surplus. The Crown Agreement provided Dixie Life with $4,500,000 of initial reserve credit. At June 30, 1995, the reserve credit was $1,655,000 which will be reduced by not more than $165,000 per quarter. It is anticipated that the Crown Agreement will be terminated in approximately three years from December 31, 1994, when all of the coinsurance portion of the reinsurance is expected to be converted to modified coinsurance, unless the agreement is further amended.

     Dixie Life has placed assets in trust equal to 105% of the amount of the reserves on the portion of the ceded block of business originally reinsured under the Crown Agreement on a coinsurance basis. These assets, with a market value of approximately $13,435,000 as of December 31, 1994, have been placed in trust by Dixie Life with a bank.

     Under the terms of the Crown Agreement, Dixie Life makes quarterly payments to Crown which are generally equal to 1% of the reserve credit being provided under the agreement for the next quarter. The Crown Agreement provides for various premium and other payments to be made between Dixie Life and Crown. These payments may offset each other, resulting in a netting of amounts due. No net quarterly payment to Crown during the remaining life of the Crown Agreement will exceed the payment made in the next preceding quarter.

     Under all of Dixie Life's reinsurance arrangements, Dixie Life remains liable under its policies to its policyholders, regardless of the ability of the reinsurer to meet its obligation to Dixie Life.

     Dixie Life has assumed reinsurance on a block of life insurance business under the Servicemen's Group Life Insurance Program. However, this assumption has virtually no effect on Dixie's earnings from year to year. This assumption increased Dixie Life's total in force life insurance by approximately $141,936,000 at December 31, 1994. Dixie does not have any plans to enter into other assumption reinsurance agreements.

     Additional   information   regarding  Dixie's  reinsurance  policies  and
activities is included in Notes 2 and 13 of December 31, 1994 Notes to Consolidated Financial Statements.

Regulatory Factors

     Dixie Life is subject to regulation and supervision by the insurance departments of the jurisdictions in which it is licensed. These insurance departments are charged with the responsibility to assure that insurance companies maintain adequate capital and surplus, manage investments within prescribed character and exposure limitations and comply with a variety of operational standards. They also make periodic examinations of individual companies and review annual reports on the financial condition of all companies operating within their respective jurisdictions. Regulations cover many aspects of the life insurance business, including accounting and financial reporting procedures.

     As a Mississippi domiciled insurer, Dixie Life is primarily subject to regulation by the Mississippi Insurance Department. An annual statement must be filed with the Insurance Department in each state in which Dixie Life is qualified on or before March 1 of each year covering operations and reporting on the financial condition of Dixie Life as of December 31 of the preceding year. Periodically, the Mississippi Insurance Department examines the assets, liabilities and reserves of Dixie Life and performs a full examination of its operations. The Mississippi Insurance Department's most recent complete examination of Dixie Life was as of December 31, 1990.

     In 1993, the Mississippi Insurance Department completed a targeted examination as of September 30, 1993. In February 1995, the Department began a complete examination as of December 31, 1994. The Department invites other jurisdictions in which Dixie Life does business to participate in its examinations, if they so desire. An examiner from Delaware, representing the Eastern Region as set up by NAIC, is participating in the current examination.

     Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred as a result of insolvent companies that were doing business in the assessing state. The amount of future assessments, if any, of Dixie Life under these laws cannot be estimated. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. In addition, insurers are generally allowed a 100% credit for guaranty assessments paid against future premium tax expense.

     Under Mississippi law, the Corporation and Dixie Life are members of an insurance holding company system. As members of an insurance holding company system, transactions between the Corporation and Dixie Life are subject to various statutory controls and limitations and may require approval and trigger certain reporting requirements. In addition, Mississippi law provides that certain transactions involving a domestic insurer and any person in its holding company system shall not be entered into unless the insurer has notified the Commissioner in writing of the insurer's intention to enter into such transaction at least 30 days prior thereto, or such shorter period as the Commissioner may permit, and that the Commissioner has not disapproved such transaction within such period.

     Generally, transactions within a holding company system must be fair and reasonable; charges or fees for services rendered must be reasonable; accounting for expenses incurred and for payments received must be allocated to the insurer in conformity with customary insurance accounting practices consistently applied; the books and records of the parties to all such transactions must clearly and accurately disclose the nature and details of the transactions, including accounting information necessary to support the reasonableness of the charges or fees to the parties; and the insurer's surplus as regards policyholders following any dividend or distribution to a shareholder affiliate must be reasonable in relation to the insurer's outstanding liabilities and adequate to meet its financial needs. Certain transactions are required to be reported to the Commissioner.

     Mississippi law prohibits the payment of an extraordinary dividend or any other extraordinary distribution by an insurer to a shareholder until 30 days after the Commissioner has received notice of the declaration thereof and has not, within such period, disapproved such payment or has approved such payment within the permitted period.

     An extraordinary dividend or distribution is one which, together with all other distributions or dividends within the preceding 12 months, exceeds the lesser of (i) 10% of such insurer's surplus as regards policyholders as of December 31st next preceding, or (ii) net gains from operations of such insurer, not including realized capital gains, for the twelve months ending December 31 next preceding. In such computations, the insurer may carry forward net gain from operations from the previous two calendar years that have not already been paid out as dividends. Based upon Dixie Life's net gain from operations in 1994, Dixie Life may pay a dividend of approximately $200,000 without the approval of the Commissioner.

     Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products, and the relative desirability of various personal investment vehicles.

Investment in Marketable Equity Securities

     Pursuant to the UMS Agreement, UMS assisted the Corporation in the November Transaction involving the sale of 2,000,000 shares of the Corporation's Common Stock for which the Corporation received 1,230,770 shares of Alanco common stock. The purchasers in the November Transaction, as required by the UMS Agreement, were required to maintain the value of the Alanco stock conveyed to the Corporation at not less than $2,000,000 market value for an agreed period by delivering, if required, additional shares of Alanco common stock to the

Corporation. In the event the market value exceeded the required $2,000,000, the purchasers could purchase all, but not less than all, of the Alanco common stock held by the Corporation for a purchase price of $2,000,000.

     The UMS Agreement was subsequently amended, effective March 24, 1995, by the Second Amended and Restated UMS Agreement, to provide, among other things, for the following:

          (1) the extension of the period during which the purchasers of the Corporation's Common Stock in the November Transaction are required to maintain a minimum market value of $2,000,000 from March 31, 1995 to the later of the closing date of the sale of Dixie Life to Standard, or 90 days from the date of cancellation of the agreement related to such sale;

          (2) the substitution by the November Transaction purchasers of other common stock for Alanco common stock so long as such substituted stock is currently traded on NASDAQ, the American Stock Exchange or the New York Stock Exchange; and

          (3) the granting by the Corporation to UMS of an option to assist the Corporation in acquiring shares of PMM by exchanging 2,000,000 shares of the Common Stock of the Corporation for 16% of the outstanding shares of PMM and the acquisition by the Corporation, in consideration for 100,000 shares of its Common Stock, of an option to acquire the remaining 84% of the shares of PMM in exchange for 10,400,000 shares of Common Stock of the Corporation.

     The Corporation consummated the acquisition of 16% of the shares of PMM on June 29, 1995 in exchange for 2,000,000 shares of its Common Stock and obtained, for 100,000 shares of its Common Stock, an option to acquire the remaining 84% interest for 10,500,000 shares of its Common Stock. As discussed under "Future Business Plans," on July 14, 1995, the Corporation relinquished the 84% Option.

     As permitted by the UMS Agreement, as amended, the purchasers in the November Transaction have substituted shares of common stock of Appletree Companies, Inc. ("Appletree") in place of shares of Alanco. At June 30, 1995, the Corporation owned 874,770 shares of Alanco and 500,000 shares of Appletree. The total market value of such stock at June 30, 1995 exceeded the required $2,000,000.

Legal Proceedings

     Dixie Life is a defendant in a suit filed on January 7, 1994, by David William Becker, plaintiff, in the Circuit Court of Montgomery County, Alabama.

     The suit alleges that Dixie Life has failed to properly pay dividends to holders of its Charter Contract policies. As discussed in Note 13 of December 31, 1994 Notes to Consolidated Financial Statements, these policies are participating policies pursuant to which Dixie Life is obligated to apportion dividends to the holders of such policies as a group and on a prorata basis, of not less than 35% of the statutory net profits of Dixie Life, computed by a formula set forth in the policy. The formula utilizes certain information contained in the annual statement filed by Dixie Life with the Mississippi Department of Insurance, as such report was constituted in 1966. The suit was filed as a class action on behalf of the plaintiff and a class of persons allegedly similarly situated and alleges the class consists of over 1,000 persons.

     The  suit  seeks   judgment  in  an   undetermined   amount  for  alleged
underpayment of dividends and an injunction requiring Dixie Life to pay appropriate dividends in the future.

     On July 20, 1995, Dixie Life reached a settlement with the plaintiff which provides, among other things:

          1. For the purposes of settlement only, Dixie Life will not object to certification of a class consisting of all owners of Charter Contracts as of January 7, 1994.

          2. For payment to the class of $550,000.

          3. For issuance to each class member of additional paid up insurance in the amount of 15% of the face amount of each Charter Contract presently in force.

          4. An agreed adjudication of the method of computing and allocating dividends in the future on Charter Contracts.

          5. That, in the event that more than 5% of the potential class members elect not to participate in the litigation as members of the class, the settlement agreement is null, void and of no further effect.

     The settlement is subject to approval by the Circuit Court of Montgomery County, Alabama.

     The net effect of the settlement in terms of the purchase price for Dixie Life arrived at under the terms of the Restated Stock Purchase Agreement is that the Corporation will bear no more than $200,000 of the costs incurred in settling the litigation and Standard will absorb the balance. See "Proposal No. 1 - Sale of Dixie National Life Insurance Company - Opinion of Corporation's Financial Advisor."

     There are no other material pending legal proceedings, other than routine litigation incidental to the Company's business, to which the Company or any of its subsidiaries is a party, or to which any of the Company's property is subject.

                            SELECTED FINANCIAL DATA

     The selected financial data for the Company set forth below as of and for the years ended December 31, 1994, 1993, 1992, 1991 and 1990 were derived from the audited consolidated financial statements of the Company. The unaudited financial information as of and for the six months ended June 30, 1995 and 1994 were derived from the accounting records of the Corporation and its subsidiaries and reflect, in the opinion of the Company, all adjustments, consisting only of normal recurring items, which are necessary for a fair presentation of financial position and results of operations on a basis consistent with that of the audited financial statements. The results for the six months ended June 30, 1995 are not necessarily indicative of results expected for the full year. The selected financial data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Company's consolidated financial statements and notes thereto, each included elsewhere herein.

FOR THE PERIOD ENDED JUNE 30:                      1995               1994
                                                   ----               ----

Premiums                                        $  1,597,264     $  7,969,323
Net Investment Income                              1,233,352        1,073,821
Realized investment gains (losses)                    36,757           (5,994)
                                                -------------    -------------
   Total                                        $  2,867,373     $  9,037,150
                                                =============    =============

LOSS BEFORE ESTIMATED LOSS ON SALE OF
   SUBSIDIARY                                   $ (1,417,994)    $ (1,782,785)
                                                =============    =============

NET LOSS                                        $ (5,094,994)    $ (1,782,785)
                                                =============    =============

PER COMMON SHARE AMOUNTS
  Primary and fully diluted
    Loss before estimated loss on sale of
      subsidiary                                $      (0.17)    $      (0.28)
                                                =============    =============

    Net income (loss)                           $      (0.61)    $      (0.28)
                                                =============    =============

AT JUNE 30:
TOTAL ASSETS                                    $ 42,239,033     $ 51,578,831
                                                =============    =============
NOTES PAYABLE
    AND OTHER DEBT                              $  6,068,365     $  6,183,148
                                                =============    =============


                           1994            1993            1992            1991            1990
FOR THE YEAR ENDED
DECEMBER 31:
REVENUES
  Premiums             $ 9,516,157     $19,499,289     $17,178,510     $15,146,819     $12,457,781
  Net Investment Income  2,133,635       2,005,075       2,157,848       2,410,940       2,545,802
  Realized investment
    gains (losses)           1,551          25,580         (24,494)          2,029         (29,818)
                       ------------    ------------    ------------    ------------    ------------
    Total              $11,651,343     $21,529,944     $19,311,864     $17,559,788     $14,973,765
                       ============    ============    ============    ============    ============

NET INCOME (LOSS)      $(2,554,779)    $  (957,138)    $  848,984      $ 1,566,934     $ 2,495,775
                       ============    ============    ============    ============    ============

PER COMMON SHARE AMOUNTS
  Primary and fully diluted
    Net income (loss)  $      (.39)    $      (.15)    $      .13      $      .24      $       .39
                       ============    ============    ============    ============    ============

AT DECEMBER 31:
  TOTAL ASSETS         $44,577,452     $56,255,734     $55,540,644     $54,240,107     $49,191,859
                       ============    ============    ============    ============    ============

  NOTES PAYABLE
   AND OTHER DEBT      $ 6,103,839     $ 6,253,670     $ 7,003,517     $ 7,520,447     $ 6,110,609
                       ============    ============    ============    ============    ============

        MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                             RESULTS OF OPERATIONS

     The following should be read in conjunction with the Selected Financial Data and the Consolidated Financial Statements and notes thereto appearing elsewhere in this Proxy Statement.

Liquidity and Capital Resources

     General. In 1994 and early 1995, the Corporation devoted significant effort to strengthening the Statutory Surplus of Dixie Life and reducing the Corporation's dependence upon the operations of Dixie Life and the ability of Dixie Life to transfer funds to the Corporation. The following steps were taken in 1994 and early 1995:

     The sale of Dixie Life's accident and health business increased Dixie Life's Statutory Surplus to a level so that Dixie Life is not dependent upon the reserve credit provided by the Crown Agreement to meet minimum levels of Statutory Surplus required by any state in which it operates. The sale of that business also allowed Dixie Life to accelerate the recapture of the Crown reserve credit in 1994, further reducing the dependence on the Crown Agreement.

     The UMS Agreement generally provided a possible source of funds to satisfy the Term Loan and Convertible Notes. The Alanco shares acquired under the UMS Agreement in the November Transaction provided a means of further securing the Convertible Notes upon the extension of their original May 1, 1995 due date.

     The Standard  Transaction  provides for the satisfaction of the Term Loan
and  the   Convertible   Notes.   There  are  no  assurances  the  transaction
contemplated by the Restated Stock Purchase Agreement will be consummated.

     Liquidity Requirements. Most of the operating liquidity requirements of the Company arise from the insurance operations of Dixie Life and generally are met through funds generated by Dixie Life's operations. Premium income and
net  investment   income  provide  funds  that  are  used  to  pay  claims  to policyholders; make policy loans; pay costs of obtaining new business, principally first year commissions; and pay operating expenses. Dixie Life's operations generated positive cash flow of approximately $778,000, $98,000 and $1,074,000 in 1994, 1993 and 1992, respectively. In the six months ended June
 30, 1995, Dixie Life's operations resulted in negative cash flows of $856,000.

     Dixie Life pays a monthly management fee of $154,000 to the Corporation. Funds provided by the management fee are sufficient to pay operating and interest expenses of the Corporation. Assuming the Standard Transaction closes, the Corporation will no longer have this source of revenue, although it will have eliminated its interest expense and its operating expenses will have been significantly reduced.

     The Corporation's most important liquidity need at this time is for debt service. At June 30, 1995, the Corporation owed Standard approximately $3,689,000 under a Term Loan. The Term Loan (originally due March 31, 1995) is now due at closing of the Standard Transaction or 180 days after the cancellation of the Standard Transaction by either party. Also, the Corporation's Convertible Notes, in the amount of $1,720,000 (originally due May 1, 1995), are now due on the earliest of closing of the Standard Transaction, 90 days after the Restated Stock Purchase Agreement is terminated or December 27, 1995. Although the Standard Transaction provides a means to satisfy the Term Loan and Convertible Notes at closing, there are no assurances that the Standard Transaction will be consummated. All of the shares of Dixie Life owned by the Corporation are pledged to secure payment of the Term Loan and the Convertible Notes. The Corporations also owes a bank $50,000, with principal and interest payments of $1,389 due monthly until June 1998 when the remaining principal balance is due in full.

     At June 30, 1995, Vanguard owed a bank approximately $478,000 under a mortgage loan secured by the home office building of Dixie Life which also secures the Term Loan. Under a lease agreement, Dixie Life pays Vanguard rent sufficient to cover the debt service under the mortgage.

     The loan agreement covering the Term Loan contains three financial covenants. A provision of the Restated Stock Purchase Agreement waives each of those covenants until the due date of the Term Loan. The terms of the Convertible Notes provide that an event of default under the Term Loan, if not cured or waived, is an event of default under the Convertible Notes.

     Going Concern Considerations. The lack of assurance that the Standard Transaction will be completed raises significant doubt about the Company's ability to continue as a going concern. Completion of the Standard Transaction together with an extension or timely repayment of the Convertible Notes would remove such uncertainties.

     Management's plans in this regard include the following:

          1. Endeavor to complete the Standard Transaction, thereby satisfying the Term Loan and the Convertible Notes.

          2. In the event the Standard Transaction is canceled by either party, searching for another purchaser of Dixie Life in the 180 days available to Corporation beyond such cancellation before the Term Loan is due.

          3. Satisfaction of the Convertible Notes through the sale of the marketable equity securities owned by the Corporation or by some other means.

     There are no assurances that any of these efforts will be successful.

     Investment Portfolio Liquidity. Dixie Life's investment strategy emphasizes investments of the highest quality. Accordingly, Dixie Life's policy has been to invest in securities which are considered investment grade by various investor services and the NAIC. Occasionally, securities will fall below investment grade over the life of the securities. At June 30, 1995, Dixie Life's investment in securities not of investment grade was less than 1% of total investments.

     During 1994, the Dixie Life increased its investment in fixed maturities by almost $5 million. The funding for this increase came from several sources, including $778,000 from operations, $403,000 from net collections on agent advances, $1,182,000 from net collections on student loans and $2,568,000 from a reduction in cash and short term investments. Dixie Life has completed its program, begun in 1993, to recast its investment portfolio into investments with an average maturity of approximately 10 years. Management believes its investment portfolio provides appropriate liquidity to meet the liabilities of Dixie Life as such liabilities mature.

     At December 31, 1994 and June 30, 1995, the Company's investments are reported in accordance with the provisions of Statement of Financial
Accounting Standards No. 115 (FAS 115) which was issued by the Financial Accounting Standards Board in 1993 and effective for 1994 financial statements. As a result the carrying basis for investments is different in 1994 and 1995 than in 1993.

     At December 31, 1994 and June 30, 1995, fixed maturity investments are all classified as available for sale and are carried at market value. At December 31, 1994, unrealized market gains and losses are reported as a separate component of stockholders' equity. Application of FAS 115 resulted in a reduction of the Corporation's stockholders' equity of $925,000 at December 31, 1994. At June 30, 1995, there is an unrealized market gain in Dixie Life's fixed maturity portfolio. This gain is a component of the estimated loss of the sale of Dixie Life at June 30, 1995 in the accompanying 1995 financial statements.

     In 1995, Dixie Life's Board of Directors approved an investment of up to $1,200,000 in five year equipment leases on food preparation equipment at a rate of prime plus 4% fixed at closing. Approximately $540,000 was funded in the first quarter of 1995. The Restated Stock

Purchase Agreement requires that any investment under this program be transferred to the Corporation at book value at closing and funded under this program was ended. Such transfer would effectively reduce the cash portion of the selling price to the Corporation. At June 30, 1995, the principal balance of these lease receivables was $525,000.

     Statutory Surplus. Minimum required levels of Statutory Surplus vary by state and range from $600,000 to $3,000,000 in states where Dixie Life is licensed. If an insurance company's Statutory Surplus falls below the statutory minimum, that company could be subjected to severe restrictions in the states where such minimum levels are not maintained. Thus any insurance company has a continuing need to maintain required minimum Statutory Surplus levels.

     The insurance departments of most of the states in which Dixie Life operates, including its domicile state of Mississippi, have broad discretionary powers to require higher levels of Statutory Surplus, or to impose restrictions on operations, including fund transfers and new business sales, when such restrictions are perceived by the departments as necessary or desirable to maintain adequate amounts of Statutory Surplus.

     At June 30, 1995, Dixie Life's Statutory Surplus was $4,558,000. Prior to the 1994 sale of its accident and health business, Dixie Life's Statutory Surplus was less than $3,000,000. Further, in order to meet its Statutory
Surplus requirements, Dixie Life has, from time to time, depended upon forms of reinsurance agreements that provide surplus relief through reserve credits that, for statutory accounting purposes, increase Statutory Surplus in an amount equal to the reserve credit taken. Dixie Life's principal reinsurance agreement provided a reserve credit of $1,655,000 at June 30, 1995. The sales of its in force accident and health insurance, generated significant statutory profits.

Results of Operations

     First Six Months of 1995 Compared To First Six Months of 1994. In the six month period ended June 30, 1995, the Company incurred a net loss of $5,095,000 ($.61 per share) compared to a net loss of $1,783,000 ($.28 per share) in the comparable period of 1994. The 1995 loss included an estimated loss of $3,677,000 ($.44 per share) from the proposed sale of Dixie Life discussed in Note 9 to the 1995 Notes to Consolidated Financial Statements. The sale of Dixie Life constitutes discontinuance of the life insurance business by the Corporation. The loss on the sale is reported in a manner substantially the same as discontinued operations. The Corporation continues to report insurance operations in the same manner as prior to the measurement date of March 6, 1995, the date of a letter of intent preceding the Restated Stock Purchase Agreement. Accounting Principles Board Opinion No. 30 (APB 30) calls for reporting the operations of discontinued operations as a single net amount in the statement of operations but, in management's opinion, reducing virtually all of the Company's operations to a single amount in the statement of operations would not be meaningful to readers of the Corporation's financial statements. As discussed above, the Corporation anticipates entry into another line of business. When the Corporation enters some other line of business, but no later than 1996, insurance operations will be reported as discontinued operations in accordance with APB 30.

     Total revenues decreased $6,170,000 in the six month period ended June 30, 1995 compared to the same period in 1994. Premiums for the period decreased $6,372,000 in 1995, primarily as a result of the sale of Dixie Life's accident and health business.

     Benefits and expenses decreased $6,534,000 in the six month period ended June 30, 1995 compared to the same period in 1994, primarily as a result of the sales of Dixie Life's accident and health business.

     In the six months ended June 30, 1995, benefits and claims to policyholders decreased amortization of deferred policy acquisition costs decreased $682,000 and commissions decreased $1,281,000 compared to the same period in 1994. Each of these decreases was driven by the sales of Dixie Life's accident and health business.

     In June 1995, Dixie Life settled pending litigation regarding certain policies previously issued and recorded a charge of $1,007,000 related to this statement.

     In 1994, the Corporation recognized a loss of $940,000 on the sale of Dixie Life's accident and health business.

     The Corporation recognized no income tax benefit on the loss before income taxes and estimated loss on sale of subsidiary because it is more likely than not that the resultant deferred tax assets would not be realized.

     Comparison of Three Years Ended December 31, 1994. The Company incurred a net loss of $2,554,779 in 1994 compared to a net loss of $957,138 in 1993 reflecting a negative change of 167% in 1994 compared to 1993. The net loss in 1993 reflected a negative change of 213% compared to 1992 net income of $848,984. On a per share basis the net loss for 1994 was $.39 compared to a net loss of $.15 in 1993 and net income of $.13 in 1992.

     Total revenue for 1994 were $11,651,000 compared to $21,530,000 in 1993 and $19,312,000 in 1992, reflecting a 46% decrease in 1994 and an 11% increase in 1993.

     Premium income in 1994 was $9,516,000, a 51% decrease from 1993 premiums of $19,499,000. The 1993 level of premiums was 14% greater than 1992 premium income of $17,179,000. The decrease in premiums in 1994 was driven primarily by the sale of Dixie Life's accident and health business, which resulted in Dixie Life having no accident and health premiums in the last half of 1994. The composition of premium income in each of the three years was as follows:

                                    Life and         Accident
     Year                           Annuity         and Health        Total
     ----                         -----------       -----------   ------------
     1994                         $ 4,214,000       $ 5,302,000   $  9,516,000
     1993                           5,314,000        14,185,000     19,499,000
     1992                           4,892,000        12,287,000     17,179,000

     Net investment income was $2,134,000 in 1994 compared to $2,005,000 in 1993 and $2,158,000 in 1992, reflecting an increase of 6% in 1994 and a decrease of 7% in 1993. In 1994 and 1993, net investment income was favorably influenced by a planned program to reinvest significant short term holdings in a portfolio with an average life of 10 years. There was also a positive impact in 1994 from rising interest rates. Several factors counteracted these positive factors. First, in 1991 Dixie Life began reinvesting the proceeds of all calls, maturities and sales in short term investments. This program continued throughout 1992 and into the first quarter of 1993. This resulted in a significant decrease in the yield on Dixie Life's investment portfolio. Second, income on student loans has steadily decreased in absolute dollars, driven partly by a reduction in the amount of loans outstanding and the fact that a significant portion of the outstanding loans provide for floating interest rates which have fallen over the periods being compared.

     Total benefits and expenses were $14,236,000 in 1994, $22,700,000 in 1993 and $18,213,000 in 1992, reflecting a decrease of 37% in 1994 and an increase of 25% in 1993.

     In 1994, every expense category experienced a significant decrease. The decreases in benefits and claims to policyholders, amortization of deferred policy acquisition costs and commissions largely resulted from the sale of Dixie Life's accident and health business. The composition of these three categories by segment were as follows:

                                    Life and         Accident
     Year                           Annuity         and Health        Total
     ----                         -----------       -----------   ------------
Benefits and Claims to
Policyholders:
- ----------------------
     1994                         $ 3,512,000       $3,061,000    $ 6,573,000
     1993                           4,046,000        8,528,000     12,574,000
     1992                           3,321,000        6,771,000     10,092,000

Amortization of Deferred
Policy Acquisition Costs:
- -------------------------
     1994                             968,000          453,000      1,421,000
     1993                           1,526,000          980,000      2,506,000
     1992                           1,337,000          720,000      2,057,000

Commissions:
- ------------
     1994                             882,000        1,012,000      1,894,000
     1993                             367,000        3,142,000      3,509,000
     1992                             452,000        2,270,000      2,722,000

     General expenses declined $323,000 in 1994 compared to 1993. Under the terms of the 1994 sale of Dixie Life's accident and health business, Dixie Life continued to administer the business which was sold through December 16, 1994 and received compensation from the purchaser of $671,000 which was credited to general expense. Actual costs of such administration exceeded the compensation received, accounting for the difference in the decrease and the compensation received. The decreases in all recurring categories were offset by the difference in the loss incurred on the sale of Dixie Life's accident and health business in 1994 compared to 1993.

     In 1993, total benefits and expenses increased $4,487,000 with an increase in benefits and claims to policyholders comprising $2,481,000 of this increase, or 55% of the total increase. This increase in benefits and claims to policyholders was caused by an increase in claims paid of $1,895,117 and an increase in accident and health reserves resulting from continued high levels of claims. Dixie Life instituted rate increases on several of its accident and health policies because of the higher levels of claims and it continually monitored its claims experience and requested rate increases on its accident and health products whenever claims experience warranted rate increases. The rate increases which were approved generally were instituted in the latter part of 1993 and early 1994 and thus had little effect on operations for 1993. Amortization of deferred policy acquisition costs and value of insurance purchased increased $450,000 in 1993 as a result of a general increase in the amount of insurance in force and a somewhat higher level of terminated policies in 1993. Commission expense increased $787,000 as a result of a relatively higher renewal premium income on accident and health products which carry a higher renewal commission structure. General expenses increased $437,000 in 1993 with $217,000 of this increase being caused by increased professional fees.

     In 1994, a change in deferred taxes on policy liabilities, resulting from an incorrect estimate of the tax basis policy benefits at December 31, 1993, caused a $362,786 reduction of the 1994 tax benefit credited to operations. Consequently the 1994 effective tax rate was less than 2%. Income tax benefit in 1993 was 18% of the loss before income taxes compared to income tax expense of 23% on income before income taxes in 1992 and 18% in 1991.

                         PROFORMA FINANCIAL STATEMENTS

     After the Standard Transaction is closed, the Corporation will have no operations until such time as it acquires or starts a new line of business. Accordingly, proforma presentation of historical financial statements giving effect to the Standard Transaction is not included in this proxy statement because such information would not be meaningful.

                          MARKET PRICES AND DIVIDENDS

     The Corporation's Common Stock is traded in the over-the-counter market and is quoted on the NASDAQ Market System under the symbol DNLC. The tables below set forth the reported high and low bid and asked prices as reported by the National Quotation Bureau, Inc. for the quarters indicated. This information does not include retail markups, markdowns, or commissions and may not represent actual transactions.

                                            1995
                                High                        Low
     Quarter             Bid          Asked          Bid          Asked

     First               1            1 1/32           13/16        15/16
     Second              1            1 1/32           13/16        15/16
     Third (through         3/4         15/16           1/2          5/8
     August 31,
     1995)

                                            1994


     First               1            1 1/4          1            1 3/16
     Second                15/16      1 1/16           13/16       15/16
     Third                  9/16        3/4             1/2        11/16
     Fourth                 3/4         7/8             1/2         5/8



                                            1993

     First                  7/8       1 1/8             7/8       1 1/8
     Second                13/16      1 1/16           13/16      1 1/16
     Third               1  1/16      1 1/4            15/16      1 1/8
     Fourth                13/16      1                11/16        7/8


     The closing bid price for the Corporation's Common Stock on April 7, 1995, the business day immediately preceding the public announcement of the Standard Transaction, was $ .84 3/8. The closing bid price on August 31, 1995, the most recent practicable date prior to the mailing of this Proxy Statement, was $ 17/32. In view of the major change proposed in the Corporation's business, the historical market prices set forth herein should not be considered as representative of the market prices for the Corporation's Common Stock that may be experienced following the closing of the Standard Transaction. The market for the Corporation's Common Stock has generally been illiquid, particularly for large blocks of shares. No representations can, of course, be made as to future market prices or market liquidity.

     No cash dividends have been paid on the Corporation's Common Stock since 1983 and the Corporation does not anticipate the payment of any such dividends for the foreseeable future. The provisions of the Term Loan prohibit the payment of dividends by the Corporation.

     The number of holders of record of common stock of the Corporation on August 25, 1995 was 2,442.

                    PROPOSAL NO. 2 - 1995 STOCK OPTION PLAN

     The Board of Directors adopted the 1995 Stock Option Plan ("1995 Plan") on May 26, 1995, subject to shareholder approval. The purpose of the 1995 Plan is to advance the interests of the Corporation and its shareholders by affording key employees and non-employee directors the opportunity to acquire a propriety interest in the Corporation through the purchase of Common Stock under options. By so doing, the Board seeks to motivate, retain and attract highly competent, highly motivated individuals whose judgment, initiative, leadership and continued efforts will contribute to the success of the Corporation.

     The shareholders of the Corporation have previously approved similar stock option plans, the 1982 Incentive Stock Option Plan and the 1988 Incentive Stock Option Plan (together, "1982 and 1988 Plans"), both of which have expired so that options thereunder may no longer be granted. Options granted under the 1982 and 1988 Plans with respect to an aggregate of 395,768 shares of Common Stock currently are outstanding and held by three officers and directors of the Corporations, and 192 sales agents of Dixie Life. These options are exercisable for periods ending January 1999, at prices not less than the fair market value of the Common Stock on the date of grant.

     A copy of the 1995 Plan is attached as Appendix D to this Proxy Statement. The principal features of the 1995 Plan are described below.

General

     The 1995 Plan provides for the grant of options to acquire shares of Common Stock to key employees and non-employee directors of the Corporation. A maximum of 500,000 shares of Common Stock (subject to adjustments in the event of stock splits, stock dividends and certain other events) may be issued under the 1995 Plan, of which 400,000 are reserved for key employees and 100,000 are reserved for non-employee directors. Based on the closing bid price of the Common Stock on NASDAQ on August 31, 1995, the aggregate market value of the 500,000 shares subject to the 1995 Plan is $265,625. If any option terminates or expires without having been exercised in full, the stock not purchased under such option shall again be available for the purposes of the 1995 Plan. Each option must be granted within five years from May 26, 1995, the date on which the 1995 Plan was adopted by the Board of Directors. The 1995 Plan will terminate on May 25, 2005, at which time any outstanding options shall be void and of no further effect. The period for exercise of options may, however, be extended beyond the Plan termination date in the circumstances described below under "Options".

Administration

     The 1995 Plan is administered by an Administrative Committee of the Board of Directors, which is comprised of the members of the Board's Personnel and Compensation Committee. Subject to provisions of the 1995 Plan, the Administrative Committee has the sole authority to determine those persons to whom and the time or times at which options may be granted, and the number of shares of Common Stock to be subject to each option. Also, the Administrative Committee has complete authority to interpret the 1995 Plan, to prescribe, amend and rescind rules and regulations related to it, and to determine the provisions of each stock option agreement, consistent with the terms of the 1995 Plan, and to make all other determinations necessary or advisable in the administration of the 1995 Plan.

Options

     The options may be granted under the 1995 Plan as either incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), for key employees, or as non-statutory options to non-employee directors. All options must be exercised within five years from the date of grant; are to be exercised at the option price which may not be less than the fair market value of the Common Stock at the time the option is granted; are exercisable over such period and in such amounts as the Administrative Committee may determine; subject to certain limitations of the 1995 Plan and are non-transferable except on death. The options terminate ten days following termination of employment, with or without cause, or termination of a non-employee director's relationship with the Corporation. However, in the event of retirement the options expire three months from the date of retirement and, in the case of death or permanent and total disability of an optionee, the deceased or disabled optionee's representative or estate shall have the right to exercise the option at any time within a period of one year following the optionee's death or disability.

     The maximum number of shares subject to options granted under the 1995 Plan to any one employee is 100,000 and to any one non-employee director is 10,000. No person to whom options are granted may receive options, first exercisable during any single calendar year, for Common Stock, the fair market value of which (determined at the time of the grant of the options) exceeds $100,000.

Exercise of Options

     The options granted under the 1995 Plan are exercisable by the optionee over such period of time and in such amounts as the Administrative Committee may determine, but in no instance will the exercise period exceed five years from the date of grant of the option. Key employees may exercise 20% of their options in each year on a cumulative basis; any portion not exercised will be carried over for exercise in subsequent years. Non-employee directors may exercise their options, in whole or in part, at any time. The exercise of any option must be accompanied by the full purchase price in cash at the time of exercise. The exercise price may not be changed except by adjustment pursuant to the anti-dilution provisions of the 1995 Plan.

Transferability

     Options are not assignable or transferable except for the right of exercise which passes to the estate or legal representative of a deceased optionee for a period of one year following the optionee's death.

Termination or Amendment

     The Board of Directors of the Corporation may at any time, upon recommendation of the Administrative Committee, terminate the 1995 Plan, and may, at any time and from time to time, amend or modify the 1995 Plan. No action may be taken by the Board, without approval of a majority of the shareholders of the Corporation, to: (a) increase the total number of shares of Common Stock subject to the 1995 Plan, (b) change the manner of determining the option price, or (c) withdraw the administration of the 1995 Plan from the Administrative Committee. The anti-dilution provisions of the 1995 Plan are exceptions to the restrictions on amendment or change.

Federal Income Tax Consequences

     The principal federal income tax rules as they apply to the 1995 Plan are summarized below.

     Incentive Stock Options. Options granted to key employees will be treated as "incentive stock options," the tax treatment of which is governed by
Section 422 of the Code. If the requirements of Section 422 and the Regulations thereunder are met, no regular income tax is imposed upon the employee when an option is granted or exercised. The employee is not subject to regular income tax until shares acquired by the exercise of the option are sold.

     The first taxable event is the sale of shares acquired by exercise of the option. At that time, if the employee meets the special holding period requirements, the employee recognizes gain or loss equal to the difference between the amount realized on the sale and the option exercise price. This gain is treated as gain from the sale or exchange of a capital asset. However, if the employee fails to satisfy the special holding period requirement, the employee is treated as having compensation income when he or she disposes of the shares. The amount of the compensation income is equal to the difference between the fair market value of the stock at the time of exercise of the option and the option exercise price. Any remaining gain is treated as gain from the sale or exchange of a capital asset. If the stock acquired under an incentive stock option declines in fair market value between exercise and sale, so that the difference between the fair market value of the stock on exercise and the price paid for the stock exceeds the gain recognized upon an early disposition of the stock, the compensation income is limited to the amount of the gain on the disposition.

     To meet the holding period requirement, stock acquired under an incentive stock option may not be disposed of before the later of (i) two years from the date of the grant of the option, or (ii) one year from the date of the exercise of the option. These periods are measured from the date on which all acts necessary to grant or exercise the option, whichever is applicable, have been completed. The date of grant is the date the Administrative Committee completes action granting the option. The date of exercise is the date the Corporation receives notice of exercise and payment for the shares.

     The Corporation will be entitled to a deduction in an amount equal to any ordinary income recognized by an optionee upon the grant or exercise of an option.

     Non-Statutory Stock Options. With respect to non-employee directors, the options granted will be treated as "non-statutory" options governed by
Section 83 of the Code and the Regulations thereunder.

     Non-statutory options are subject to the provisions of Section 83 relating to the transfer of property for services. If the option has a readily ascertainable fair market value when it is granted, it is subject to tax under
Section 83 at the time of grant. If the option does not have a readily ascertainable fair market value at the time of the grant, it will be subject to tax under Section 83 when the shares of stock are transferred pursuant to the exercise of the option.

     Generally, the value of an option is not readily ascertainable unless the option is actively traded on an established market. Since the options granted under the 1995 Plan are not transferable, they will not have a readily ascertainable fair market value and there should be no tax consequences to a non-employee at the time the option is granted. Instead, the option will be taxed when it is exercised. At that time, the fair market value of the shares acquired, less any amount paid for the shares, will be included in the gross income of the non-employee as compensation; and the Corporation will be entitled to a deduction equal to the amount included in the non-employee's gross income.

     Once compensation income is recognized, the non-employee is entitled to increase his or her basis by the amount of income recognized. Thereafter, tax treatment on the sale of the shares will be subject to the usual rules respecting sales or exchanges of property. If the shares quality as capital assets in the hands of the non-employee, the subsequent sale will be treated as a sale or exchange of property subject to a capital gain or capital loss treatment.

Grants Under 1995 Plan.

     Options for the purchase of 5,000 shares of Common Stock were granted under the 1995 Plan upon its adoption on May 26, 1995 to each of the Corporation's seven non-employee directors, and an option for 25,000 shares also was granted to G. Thomas Reed, Senior Vice President of the Corporation. The options are subject to approval of the 1995 Plan by the shareholders, and if approved, will be exercisable at $ 25/32, the closing bid price on the last trade date (May 25, 1995), prior to the date of grant.

Vote Required for Approval

     A favorable vote of a majority of the shares voted in person or by proxy, is required to approve the 1995 Plan. The Board of Directors recommends that you vote FOR approval of the 1995 Plan.

                    PROPOSAL NO. 3 - ELECTION OF DIRECTORS

Nominees and Directors

     Article III, Section 2 of the By-Laws of the Corporation provides that the Board of Directors shall consist of not less than nine nor more than 25 members, the number thereof to be determined at each annual meeting of shareholders. The Board of Directors recommends that the Board of Directors of the Corporation for the ensuing year consist of nine directors and further recommends the election of the nominees listed below, each director to hold office until the next annual meeting of the shareholders or until his successor shall be duly elected and qualified. Shareholders may also nominate candidates for director at any meeting of the shareholders at which directors are to be elected.

     Each nominee except Ms. Cohen is a member of the present board and was elected thereto by a vote of the shareholders at the 1994 annual meeting. Management has no reason to believe that any substitute nominee or nominees will be required.

     The following table indicates the age, year first elected a director and principal occupation or employment for the past five years of each nominee. In addition, the table also indicates any committee of the Board of Directors of the Corporation on which the nominee serves.

MARCIA C. COHEN                    Ms.  Cohen,  46, is  nominated to the Board
                              for the first time at this meeting. She is Vice President, Corporation Development of Montgomery General Hospital, Olney, Maryland. From 1989 to 1992, Ms. Cohen was co-owner and Executive Vice President of Imaging and Surgery Centers of America, Boston, Massachusetts. In 1992, the owners of Imaging and Surgery Centers of America sold the business and she was retired until joining Montgomery General Hospital in 1994. She serves as a member of the Board of Trustees of Baltimore Medical Systems, Inc.

T. H.  ETHERIDGE                   Mr. Etheridge,  61, has been director since
                              1966. He is Chairman and Chief Executive Officer of Choctaw Maid Farms, Inc. (a food processing and marketing company), of

                              Carthage, Mississippi. In addition, he is Chairman of the Board of Central Industries and a director of Southern Hens, Inc. He serves as a member of the Executive Committee.

JOHN E.  HAGGAR                    Mr.  Haggar,  53, has been a director since
                              January 1995. On June 1, 1995 he became an employee of Alanco and, in July 1995, became Alanco's treasurer. From December 1, 1994 until June 1, 1995, he was Chief Financial Officer of UMS. Previously, Mr. Haggar was a sole practitioner engaged in providing accounting services to the general public. He is a member of the American Institute of Certified Public Accountants. Mr. Haggar serves as Chairman of the Audit and Compliance Committee and a member of the Finance and Business Strategy Committee. Mr. Haggar was originally nominated and elected to the Board pursuant a provision of the UMS Agreement.

ROBERT B. NEAL                     Mr.  Neal,  57, has been a  director  since
                              1970 and was Chief Executive Officer from 1970 until February 1995. He is President of the Corporation and also Chairman of the Board of Directors, President and Chief Executive Officer of Dixie Life. He serves as a member of the Executive Committee.

DENNIS NIELSEN                     Mr. Nielsen,  55, has been a director since
                              January 1995. Since March 1993, he has been self employed as a business consultant offering assistance to businesses on restructuring, financing or assisting with possible mergers or acquisitions. Previously he was owner of P&N, Inc. and Hufburn Sales, Inc., both automobile dealerships. He serves as a member of the Audit and Compliance Committee and the Nominating and Shareholder Relations Committee. Mr. Nielsen was originally nominated and elected to the Board pursuant a provision of the UMS Agreement.

JOE D. PEGRAM                      Mr.  Pegram,  59,  has served as a director
                              since  1991.   He  is  an  attorney  in  Oxford,

                              Mississippi. Mr. Pegram is a member of the Audit and Compliance Committee and the Nominating and Shareholder Relations Committee.

S.L. REED, JR.                     Mr.  Reed,  59,  has been  Chairman  of the
                              Board since January 1995, Chief Executive Officer of the Corporation since February 1995 and a director since 1980. He is President of Reed Enterprises, Inc., (an aquaculture and investment company) of Belzoni, Mississippi. He is a director of Delta Industries, Inc., Producers Feed Co. and Venture SystemSource, Inc. Mr. Reed serves as a member of the Executive Committee.

JAMES G. RICKETTS                  Dr. Ricketts, 56, has been a director since
                              January 1995. For the past five years he has been a consultant in the field of criminal justice, primarily corrections. He is President and Chief Executive Officer of Technology Systems International, Inc., Scottsdale, Arizona, a corporation which he founded in 1990 to develop and operate private prisons and to act as an independent consultant to corrections agencies throughout the United States. Previously he served as Director of the Arizona Department of Corrections, Executive Director of the Colorado Department of Corrections and Deputy Secretary to the Florida Department of Corrections, as well as numerous other positions in the corrections field. In addition, he is chairman of the board of directors of Alanco. Dr. Ricketts serves as chairman of the Personnel and Compensation Committee and a member of Finance and Business Strategy Committee. He was originally nominated and elected to the Board pursuant a provision of the UMS Agreement.

HERBERT G. ROGERS, III             Mr.  Rogers,  52  previously  served  as  a
                              director from April 6, 1990 to April 5, 1991. He has also served as a director from April 3, 1992 to the present. He is President of Rogers
                              Agency,  P.A.,  The Swift Agency,  Inc.,  Rogers

                              LP-Gas Company, Rogers Investments, Inc., Mississippi Realty, Inc. and Roell Realty Corp. of New Albany, Mississippi. In addition, he is a director of the Nashoba Bank and Morris Scrap Metal, Inc., and Chairman of the Board of the Gentry Furniture Corporation. He serves as Chairman of the Finance and Business Strategy Committee and a member of the Personnel and Compensation Committee.

     All Committees are appointed by the Chairman of the Board and ratified by the Board of Directors. The Corporation's 1994 annual shareholders' meeting was not held until January 1995. Therefore, all committee assignments throughout 1994 were those made following the 1993 annual shareholders' meeting. The committee assignments listed above are those made following the 1994 annual shareholders' meeting. Committees of the Board of Directors throughout 1994 consisted of the following:

(1) Executive Committee - subject to statutory limitations, has concurrent authority of the Board of Directors. During 1994, the Executive Committee of the Corporation had eight meetings. All members who are nominees attended at least 75% of those meetings.

(2) Audit Committee - Reviews planning and results of the annual report of the Corporation with independent auditors. During 1994, the Audit Committee had two meetings. All members were present. This committee is now the Audit and Compliance Committee.

(3)  Compensation   Committee  -  Reviews  compensation  for  all  Corporation officers. During 1994, the Compensation Committee did not meet. This committee is now the Personnel and Compensation Committee.

(4) Nominating Committee - Serves as nominating committee for Board of Directors. The Nominating Committee will consider a nominee for the Board of Directors recommended by a shareholder; however, the Corporation presently has no established procedure for a recommendation process. During 1994, the Nominating Committee did not meet. This committee is now the Nominating and Shareholder Relations Committee.

(5) Planning and Oversight Committee - Charged with seeking an appropriate solution to liquidity problems which the Corporation has faced since 1993. During 1994, the Planning and Oversight Committee met 5 times and all members were present at all meetings. This committee does not exist on the present Board of Directors.

     During the year 1994, the Board of Directors of the Corporation had eight meetings. Each member of the Board who is a nominee to the Board of Directors except Mr. Pegram attended at least 75% of the meetings.

     An investigation of the Corporation by the Securities and Exchange Commission ("SEC") was resolved by means of a settlement on March 9, 1994, when the United States District Court for the District of Columbia entered final judgments of permanent injunction against the Corporation, Robert B. Neal, a director and President of the Corporation, and a former director and officer of the Corporation, who were the defendants in a complaint filed by the SEC. The SEC alleged that for the 1989, 1990, and 1991 fiscal years the Corporation failed to disclose in its annual and quarterly reports certain reinsurance treaties and affiliated intercompany transactions that materially affected the amount of Dixie Life's reported statutory capital and surplus. The SEC also alleged that the Corporation materially understated its reported net loss for 1989 and overstated its reported net income for 1990 and 1991 by failing to record an appropriate allowance for certain uncollectible receivables, did not timely disclose a change in Dixie Life's investment policy and failed to accurately record certain transactions in the Corporation's books and records. The complaint also alleged that Mr. Neal and the other individual defendant aided and abetted the foregoing violations and caused certain accounting irregularities to occur in 1990.

     Each defendant consented to the entry of a final judgment of permanent injunction without admitting or denying the allegations contained in the SEC's complaint. The final judgments enjoin the defendants from violating or aiding or abetting future violations of Section 17(a) of the Securities Act of 1933 and Sections 10(b), 13(a), 13(b)(2)(A), 13(b)(2)(B), and 14(a) of the
Securities Exchange Act of 1934 ("Exchange Act") and rules 10b-5, 12b2-1, 12b-20, 13a-13 and 14a-9 under the Exchange Act. The final judgment entered against the Corporation also includes an undertaking that the Corporation would retain a qualified professional to review, report and make recommendations with respect to the adequacy of the Corporation's system of internal accounting controls and its methodology for calculating deferred acquisition costs associated with the sale of insurance policies. The
Corporation was also obligated to implement steps reasonably recommended in the report and to advise the SEC of steps taken in response to the report's recommendations. The Corporation has satisfied its obligations pursuant to this undertaking.

     The Second and Restated UMS Agreement provides that, at such time as the Corporation has placed not less than 6,425,000 shares of Common Stock as a direct result of the efforts of UMS thereunder, a sufficient number of the then existing directors of the Corporation shall resign so that the investors purchasing the aforesaid amount of Common Stock shall have the ability to elect a majority of the Board of Directors of the Corporation. Under the insurance laws of Mississippi, prior approval of a change of control of the Corporation must be obtained from the Commissioner. This requirement results from the fact that the Corporation and Dixie Life are members of an insurance "holding company group" as that term is defined in the Mississippi insurance law. If the Standard Transaction is consummated, approval by the Commissioner will not be required.

Executive Officers

     The executive officers of the Corporation are: S. L. Reed, Jr., Chairman and Chief Executive Officer; Robert B. Neal, President; T. F. Flowers, Jr., Senior Vice President; Jerry M. Greer, Senior Vice President and Secretary; G. Thomas Reed, Senior Vice President and Monroe M. Wright, Senior Vice President, Treasurer and Chief Financial Officer. Messrs.

S. L. Reed, Jr., Neal, Flowers and Greer have served continuously as executive officers with the Corporation since February 1995, 1967, 1970 and 1970, respectively. Messrs. Flowers and Greer, ages 57 and 52, respectively, also served as directors of the Corporation until January 1995. The ages, positions with the Corporation and other information concerning Messrs. S. L. Reed, Jr. and Neal are set forth under "Nominees and Directors," above.

     G. Thomas Reed, 45, joined the Corporation in April 1995 and was elected an executive officer on May 26, 1995. Prior to joining the Corporation, G. Thomas Reed had a management consultant practice in 1991 and 1992 and from November 1994 until joining the Corporation. In 1993 and 1994 he was a Private Banking Manager for First Union National Bank, and from 1988 until 1991, was Administrative Vice President and Chief Operating Officer of Compudata Services, Inc., a software development and service company. Messrs. Reed are not related.

     Mr. Wright, 54, has served in his positions with the Company since February 1993. He was a practicing certified public accountant for 24 years prior to joining the Corporation and a shareholder in Horne CPA Group, a professional association, from 1990 until February 1993. From 1987 to 1990, Mr. Wright was a sole practitioner.

     The Corporation's officers serve at the pleasure of the Board of Directors.

Vote Required for Election

     Fixing the number of directors at nine requires a favorable vote of a majority of those shares voting, in person or by proxy. The nine nominees receiving the highest number of votes shall be elected.

     The Board recommends that you vote FOR a Board consisting of nine directors and the election of each of the nine nominees to be directors of the Corporation.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Committee Report on Executive Compensation

     The Compensation Program. The Compensation Committee of the Board of Directors is responsible for determining the compensation of the executive officers of the Corporation. The committee endeavors to insure that the compensation program for executive officers of the Corporation is effective in obtaining and retaining key executives responsible for the success of the Corporation. The compensation program has been designed to link a portion of the executive's compensation directly to performance. The components of this program such as stock options and bonuses may increase or decrease to reflect changes in corporate or individual performance.

     Base Salary Base salaries for the executive officers are established at levels considered appropriate in light of the duties and scope of responsibilities of each officer's position. The committee reviews the base salaries of the executive officers annually and adjusts them as warranted. The base salary of the Chief Executive Officer (Robert B. Neal for all of 1994) is set after consideration of operating performance of the Corporation and its financial condition at the time of such consideration. There was no change in the Chief Executive Officer's base salary for 1994.

     Bonus Plan The Compensation Committee also has been responsible for establishing and recommending to the Board of Directors a bonus formula which relates compensation to profit goals. The formula used in prior years called for a bonus pool to be established based upon pre-tax profit of the Company. The Compensation Committee established a minimum acceptable return on stockholders' equity, and the formula to establish the bonus pool required a minimum profit before any bonus would be paid into the pool. The pool would increase as a percent of profit with incremental increases in profits. Allocation of the bonus pool, should one exist, would be made with respect to 80% of the pool on a nondiscretionary basis and 20% of the pool on a discretionary basis by the Compensation Committee. No formula was adopted and no bonuses were granted in 1994.

     Stock Option Plan The only long-term incentive compensation the executive officers have received is stock options prior to 1994. Certain Executive Officers of the Corporation have certain stock options as shown in the Security Ownership of Management section of this statement. The plans under which these options were granted expired prior to 1994. Thus in 1994, no executive officer or employee received any stock options.

     Profit Sharing 401(k) Plan The Corporation maintains a qualified profit sharing 401 (k) plan for employees, including officers. The Corporation matches employee contributions to the extent provided in the plan. Contributions under the profit sharing portion of the plan are made at the discretion of the Board of Directors. Such contributions, if any, are allocated based upon a formula which includes compensation and years of service. No discretionary contribution was made to the plan in 1994. Under terms of the 401 (k) provision of the plan, Messrs. Neal, Flowers, Greer and Wright received $2,505, $1,763, $1,574 and $1,000, respectively, in matching contributions by the Corporation in 1994.

Compensation Committee Members

     The Corporation's Compensation Committee for 1994 was composed of the following individuals:

     Rubel L. Phillips, Chairman
     Edgar L. McKenzie
     S. L. Reed, Jr.
     William A. Taylor, Jr.
     Zach Taylor, Jr.

Stock Price Performance Chart

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
            DIXIE NATIONAL CORPORATION, STANDARD & POOR'S 500 INDEX
                     AND STANDARD & POOR'S INSURANCE INDEX


[GRAPHIC OMITTED - FOLLOWING TEXT IS SUBSTITUTED]

                             1989     1990     1991     1992     1993     1994
                             ----     ----     ----     ----     ----     ----
Dixie National Corporation $100.00   125.00   137.50   87.50    68.75    62.50
S&P 500 Index               100.00    96.90   126.42  136.05   149.76   151.74
S&P Insurance Index         100.00    81.66   117.70  157.93   159.93   132.68

[END OF SUBSTITUTED TEXT]

     Assumes $100 invested on December 31, 1989, in the Corporation's Common Stock, the Standard and Poor's 500 Index, and the Standard and Poor's Life Insurance Index. Total return assumes reinvestment of dividends.

     Neither the foregoing Compensation Committee report or the material set forth under the subcaption "Stock Price Performance Chart" shall be deemed to be filed with the SEC for purposes of the Exchange Act, nor shall such report or such material be deemed to be incorporated by reference in any past or subsequent filing by the Corporation under the Exchange Act or the Securities Act.

Summary Compensation Table

     The following Summary Compensation Table sets forth, for each of the last three years, information concerning the total compensation paid or awarded for services rendered in all capacities to the Corporation and its subsidiaries to the Corporation's Chief Executive Officer and the only other executive officer whose total compensation exceeded $100,000 in 1994.

Name
and
Principal                           Annual Compensation          All Other
Position                   Year      Salary      Bonus         Compensation
- ---------                 ------    ---------- --------        ------------

Robert B. Neal             1994     $125,269       None          $2,505(1)
President                  1993     $125,269       None          $2,575(1)
                           1992     $121,739     $3,477          $1,217(1)

Monroe M. Wright           1994     $100,000       None          $1,000(1)
Senior Vice President      1993(2)    85,000     10,000             -0-
Treasurer and Chief
Financial Officer

(1) Includes the Corporation's contributions under its qualified profit sharing plan for employees, including officers. Contributions to this plan are made based upon (a) matching contributions under the Corporation's 401(k) plan and (b) for discretionary contributions, a formula which includes compensation and years of service. All contributions included above consisted of matching contributions under the 401(k) plan.

(2) Commenced employment January 1993.

     In 1994 no stock options were granted to or exercised by Robert B. Neal or Monroe M. Wright and Mr. Wright holds no unexercised options as of December 31, 1994. The following table sets forth information as of December 31, 1994 concerning the unexercised options held by Mr. Neal. None of the options held by Mr. Neal were in-the-money at December 31, 1994. Options are in-the-money when the fair market value of the underlying common stock exceeds the exercise price of the option. The closing prices of the Corporation's common stock on December 31, 1994 were $.50 bid and $.625 asked per share.

Fiscal Year End Options

                   Number of Unexercisable Options       Value of Unexercised
                          at December 31, 1994           In-the-Money Options
                   -------------------------------       --------------------
Name               Exercisable       Unexercisable       at December 31, 1994
- ----               -----------       -------------       --------------------

Robert B. Neal        28,570               0                      $0

                            DIRECTORS' COMPENSATION

     Directors who are also officers of the Corporation receive no additional compensation for serving on the Corporation's Board or committees thereof. All other directors are paid $550 for each board or committee meeting they attend. As Chairman of the Board of Directors, Rubel L. Phillips was paid $17,000 in 1994. S. L. Reed, Jr. was paid $9,800 as Vice Chairman of the Board of Directors. As a group, directors who were not officers were paid $63,700 during the year 1994.

     As part of a compensation program for members of the Corporation's Board of Directors, in March 1995 the Board approved granting options to purchase 5,000 shares of the Corporation's Common Stock to each of the Corporation's non-employee directors at such time as a new stock option plan was formally adopted. The 1995 Plan being voted upon, as Proposal No. 2, was adopted by the Board on May 26, 1995 and options were granted to each of the Directors on that date, subject to shareholder approval of the plan. The options may be exercisable at any time prior to their expiration five years from the grant date. The option price is the market price at the grant date. See "Proposal No. 2 - 1995 Stock Option Plan."

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain executive officers, directors and/or holders of record or beneficially of more than 5% of the Corporation's Common Stock hold more than $60,000 of the Corporation's Convertible Notes. The Corporation expects to satisfy the Convertible Notes pursuant to the terms of the Restated Stock Purchase Agreement or otherwise. The following table summarizes such holdings:

                                                                  Amount of
Holder                                     Relationship           Holdings
- ------                                     ------------           ----------
American  Capitol  Insurance  Company      5%  Owner              $1,000,000

Robert B. Neal                             Director, Executive       100,000
                                           Officer and 5% Owner

W.A. Taylor                                Director and              200,000(1)
                                           5% Owner

     As discussed under "Proposal No. 2 - 1995 Stock Option Plan," each of the seven non-employee directors of the Corporation on May 26, 1995 has been granted an option for 5,000 shares of the Corporation's Common Stock, subject to shareholder approval of Proposal No. 2.

     John E. Haggar, a director of the Corporation, was chief financial officer and a director of UMS until June 1995 and became treasurer of Alanco in July 1995. James G. Ricketts, also a director of the Corporation, is chairman of the board of directors of Alanco. Certain transactions of the Corporation with UMS and Alanco are described under "Proposal No. 1 - Sale of Dixie National Life Insurance Company" and "Future Business Plans."

      PROPOSAL NO. 4 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors recommends that the shareholders of the Corporation vote FOR the ratification of the appointment of Horne CPA Group as independent auditors to examine the financial statements of the Corporation for the year ending December 31, 1995. This firm has served as independent auditors of the Corporation since 1992. A representative of Horne CPA Group will be at the annual meeting, will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions during the meeting. A favorable vote of a majority of those shares voting, in person or by proxy, is required for ratification of the selection of the independent auditors.

                             SHAREHOLDER PROPOSALS

     Any shareholder desiring to have a proposal considered for inclusion in the proxy statement to be distributed in connection with the Corporation's annual meeting to be held in 1996 is requested to submit such proposal in writing to the Corporation, Attention Corporate Secretary, no later than March 8, 1996.

                                 OTHER MATTERS

     The Management of the Corporation knows of no other matters which may come before the meeting except for the approval of the minutes of the last annual meeting of the shareholders.

     Copies of the Corporation's 1994 Form 10-K Annual Report, which contains audited consolidated financial statements, of the Corporation as of December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994, were mailed to shareholders on or about June 26, 1995. This Form 10-K constitutes the Corporation's 1994 Annual Report to Shareholders.

     Please date and sign the enclosed proxy and return it to the Company promptly.

September 5, 1995
                                         JERRY M. GREER
                                         SENIOR VICE PRESIDENT & SECRETARY

                        INDEX TO FINANCIAL STATEMENTS


                                                                       PAGE
Years 1994, 1993 and 1992

     Report of Independent Certified Public Accountant                  F-2

     Consolidated Balance Sheets as of December 31, 1994 and 1993       F-4

     Consolidated Statements of Operations for the Three Years Ended
       December 31, 1994                                                F-5

     Consolidated Statements of Stockholders' Equity for the Three
       Years Ended December 31, 1994                                    F-6

     Consolidated Statements of Cash Flows for the Three Years Ended
       December 31, 1994                                                F-7

     Notes to Consolidated Financial Statements                         F-8

Interim Financial Statements for 1995 and 1994

     Unaudited Consolidated Balance Sheet as of June 30, 1995           F-25

     Unaudited Consolidated Statements of Operations for the Six
       Months Ended June 30, 1995 and 1994                              F-26

     Unaudited Consolidated Statements of Stockholders' Equity for
       the Six Months Ended June 30, 1995 and 1994                      F-27

     Unaudited Consolidated Statements of Cash Flows for the Six
       Months Ended June 30, 1995 and 1994                              F-28

     Unaudited Notes to Consolidated Financial Statements               F-29

                         INDEPENDENT AUDITOR'S REPORT


To The Shareholders
Dixie National Corporation
Jackson, Mississippi

We have audited the accompanying consolidated balance sheets of Dixie National Corporation and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to report on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Dixie National Corporation and subsidiaries as of December 31, 1994 and 1993 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming the Corporation and subsidiaries will continue as a going concern. As discussed in Note 9 to the consolidated financial statements, the Company does not have available the resources to satisfy its short-term debt requirements. This raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to this matter are also described in

Note 9. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


HORNE CPA GROUP

Jackson, Mississippi
March 20, 1995, except for Note 1,
   as to which the date is April 12,
   1995, and Note 16, as to which
   the date is March 24, 1995

CONSOLIDATED BALANCE SHEETS
DIXIE NATIONAL CORPORATION

                                                          December 31
                                                         -------------
                                                     1994            1993
                                                    ------          ------
ASSETS
NON-LIFE
Investments
  Common stock                                 $   2,000,000   $
  Cash and cash equivalents                          218,258          17,375
  Other                                               26,200          26,200
                                               --------------  --------------
                   TOTAL NON-LIFE INVESTMENTS      2,244,458          43,575
Property and equipment                               419,292         375,395
                                               --------------  --------------
                        TOTAL NON-LIFE ASSETS      2,663,750         418,970
LIFE
Investments
  Fixed Maturities, at market
    Pledged under financing reinsurance treaty    12,747,782       10,436,047
    Other                                          4,584,878        3,053,855
                                               --------------  --------------
                                                  17,332,660       13,489,902
  Policy loans                                     3,060,185        3,025,981
  Government guaranteed student loans,
    less allowance for uncollectible loans
    of $464,603 at December 31, 1994 and
    $504,981 at December 31, 1993                  5,978,288        7,159,975
  Short-term investments
    Pledged under financing reinsurance treaty       687,000
    Other                                          4,173,347        3,014,248
                                               --------------  --------------
                                                   4,860,347        3,014,248

  Cash and cash equivalents
    Pledged under financing reinsurance treaty           400        1,718,994
    Other                                            240,451        2,919,089
                                               --------------  --------------
                                                     240,851        4,638,083
                                               --------------  --------------
                       TOTAL LIFE INVESTMENTS     31,472,331      31,328,189

Accounts receivable, less allowance for
 doubtful accounts of $195,885 at
 December 31, 1994 and $480,000 at
 December 31, 1993                                   761,219       1,534,392
Accrued investment income                            412,705         380,411
Deferred policy acquisition costs, net             6,626,230      19,759,110
Value of life insurance purchased, net             1,589,356       1,749,356
Property and equipment, less accumulated
 depreciation of $652,748 and $582,143 at
 December 31, 1994 and 1993                          165,402         232,817
Other assets                                         886,459         852,489
                                               -------------- ---------------
                            TOTAL LIFE ASSETS     41,913,702      55,836,764
                                               -------------- ---------------
                                 TOTAL ASSETS  $  44,577,452  $   56,255,734
                                               ============== ===============

LIABILITIES AND STOCKHOLDERS' EQUITY

NON-LIFE LIABILITIES
Notes payable and other debt                   $     524,304  $      621,623
Accrued liabilities and expenses                       3,475           3,012
                                               -------------- ---------------
                   TOTAL NON-LIFE LIABILITIES        527,779         624,635
LIFE
Policy liabilities
     Future policy benefits                       27,538,803      34,904,591
     Unearned premiums                                               746,720
     Other policy claims and benefits payable        240,766         987,260
     Other policyholders' funds                      826,055         889,715
                                               -------------- ---------------
                     TOTAL POLICY LIABILITIES     28,605,624      37,528,286
Notes payable and other debt                       5,579,535       5,632,047
Income taxes                                           3,599         983,449
Accrued liabilities and expenses                     679,460         826,072
                                               -------------- ---------------
                       TOTAL LIFE LIABILITIES     34,868,218      44,969,854
STOCKHOLDERS' EQUITY
Common stock                                       8,394,973       6,394,973
Retained earnings                                  1,711,493       4,266,272
Unrealized holding losses on
 investments available for sale                     (925,011)
                                               -------------- ---------------
                   TOTAL STOCKHOLDERS' EQUITY      9,181,455      10,661,245
                                               -------------- ---------------
   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY  $  44,577,452  $   56,255,734
                                               ============== ===============

See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF OPERATIONS
DIXIE NATIONAL CORPORATION



                                                                                    Year Ended December 31,
                                                                                    -----------------------
                                                                              1994             1993             1992
                                                                              ----             ----             ----
REVENUES
   Premiums                                                                 $ 9,516,157     $19,499,289     $17,178,510
   Net investment income                                                      2,133,635       2,005,075       2,157,848
   Realized investment gains (losses)                                             1,551          25,580         (24,494)
                                                                            -----------    ------------     -----------
                                                 TOTAL REVENUES              11,651,343      21,529,944      19,311,864


BENEFITS AND EXPENSES
   Benefits and claims to policyholders                                       6,573,216      12,573,809      10,092,459
   Amortization of deferred policy acquisition costs and
      value of insurance purchased                                            1,420,943       2,506,419       2,056,889
   Commissions, net                                                           1,893,838       3,509,301       2,722,167
   General expenses, net                                                      2,187,114       2,510,047       2,072,636
   Interest expense                                                             449,550         571,026         599,810
   Insurance taxes, licenses and fees                                           514,579         705,170         669,113
   Loss on sale of accident and health business                               1,196,811         324,511
                                                                            -----------    ------------     -----------
                                    TOTAL BENEFITS AND EXPENSES              14,236,051      22,700,283      18,213,074
                                                                            -----------    ------------     -----------
                          INCOME (LOSS) BEFORE INCOME TAXES AND
                           ESTIMATED LOSS ON SALE OF SUBSIDIARY              (2,584,708)     (1,170,339)      1,098,790
Income tax benefit (expense)                                                     29,929         213,201        (249,806)
                                                                            -----------    ------------     -----------
                                               NET INCOME (LOSS)            $(2,554,779)   $   (957,138)    $   848,984
                                                                            ===========    ============     ===========

Primary and fully diluted net income
   (loss) per share                                                         $      (.39)   $       (.15)    $       .13
                                                                            ===========    ============      ==========


See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
DIXIE NATIONAL CORPORATION
YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992


                                                                                             Unrealized
                                                               Common         Retained        Holding
                                                                Stock         Earnings        Losses              Total
                                                               ------         --------       ----------           -----

Balance January 1, 1992                                    $6,424,973       $4,380,050                         $10,805,023
Net income for 1992                                                            848,984                             848,984
Common Stock purchased by subsidiary                          (30,000)          (5,624)                            (35,624)
                                                           ----------       ----------                         -----------
                           BALANCE DECEMBER 31, 1992        6,394,973        5,223,410                         $11,618,383
Net loss for 1993                                                             (957,138)                           (957,138)
                                                           ----------       ----------                         -----------
                           BALANCE DECEMBER 31, 1993        6,394,973        4,266,272                          10,661,245
Net loss for 1994                                                           (2,554,779)                         (2,554,779)
Unrealized holding losses on investments available for
   sale                                                                                       $(925,011)          (925,011)
Common Stock issued                                         2,000,000                                            2,000,000
                                                           ----------       ----------        ---------        -----------
                           BALANCE DECEMBER 31, 1994       $8,394,973       $1,711,493        $(925,011)       $ 9,181,455
                                                           ==========       ==========        =========        ===========



See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS
DIXIE NATIONAL CORPORATION


                                                                                              Year ended December 31,
                                                                                  1994                1993                  1992
                                                                                  ----                ----                  ----
Cash flows from operating activities:
   Net income (loss)                                                       $(2,554,779)       $   (957,138)          $   848,984
   Adjustments to reconcile net income to net cash
      provided by operating activities:
          Estimated loss on sale of subsidiary
          Loss on sale of accident and health business                       1,196,811             324,511
          Increase in policy liabilities                                     2,155,070           2,952,775             1,682,675
          Amortization                                                       1,420,943           2,506,419             2,056,889
          Increase (decrease) in deferred income taxes                        (748,597)           (278,991)              117,552
          Increase (decrease) in accrued liabilities                          (149,625)           (251,709)             (270,205)
          Policy acquisition costs deferred                                 (1,285,902)         (3,642,818)           (4,118,793)
          Decrease in accounts receivable                                    1,623,993             163,070               310,800
          Decrease in policyholder funds on deposit                              9,775              22,013               (27,340)
          Depreciation                                                         119,564             117,910               160,272
          Other, net                                                           (47,771)           (221,725)              110,103
                                                                          ------------         -----------           -----------
                                            NET CASH PROVIDED BY
                                            OPERATING ACTIVITIES             1,739,482             734,317               870,937
Cash flows from investing activities: Proceeds from investments sold or matured:
      Fixed maturities:
         Maturities                                                          2,326,044              14,500               151,000
         Calls                                                                 890,845           2,472,358             2,405,817
         Sales                                                                 224,500                                 3,418,054
      Repayment of policy and student mortgage loans                         2,099,864           1,976,751             1,578,475
   Cost of investments acquired;
         Fixed maturities                                                   (8,458,904)         (9,038,606)             (678,633)
         Policy and student loans                                             (952,404)         (1,099,649)           (1,027,537)
   Temporary investments, net                                               (1,819,899)          8,472,377            (6,567,829)
   Additions to property and equipment                                         (96,046)            (20,557)              (12,452)
   Proceeds from sale of property and equipment                                                      3,538               109,381
                                                                          ------------         -----------           -----------
                                       NET CASH PROVIDED (USED)
                                        BY INVESTING ACTIVITIES             (5,786,000)          2,780,712              (623,724)
Cash flows from financing activities:
   Proceeds from borrowing                                                                       1,515,000
   Payments on debt                                                           (149,831)         (2,264,847)             (832,217)
                                                                          ------------         -----------           -----------
                                               NET CASH USED BY
                                        BY FINANCING ACTIVITIES               (149,831)           (749,847)             (832,217)
                                                                          ------------         -----------           -----------
                                     NET (DECREASE) INCREASE IN
                                      CASH AND CASH EQUIVALENTS             (4,196,349)          2,765,182              (585,004)
Cash and cash equivalents at beginning of year                               4,655,458           1,890,276             2,475,280
                                                                          ------------         -----------           -----------
                                      CASH AND CASH EQUIVALENTS
                                               AT END OF PERIOD           $    459,109         $ 4,655,458           $ 1,890,276
                                                                          ============         ===========           ===========


SUPPLEMENTAL CASH FLOW INFORMATION:
   Cash payments for income taxes                                         $    718,668         $     5,824           $   259,887
                                                                          ============         ===========           ===========
   Cash payments for interest                                             $    505,318         $   552,459           $   623,636
                                                                          ============         ===========           ===========

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING
   AND FINANCING ACTIVITIES:
   Lease obligation incurred for new data processing equipment                                 $     8,061           $   315,287
                                                                                               ===========           ===========
   Notes issued in exchange for debentures                                                     $   485,000
                                                                                               ===========
   Common Stock issued for equity securities of
      nonaffiliated company                                                $ 2,000,000
                                                                           ===========




See accompanying notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DIXIE NATIONAL CORPORATION
December 31, 1994

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP").

Principles of Consolidation: The consolidated financial statements include the financial statements of Dixie National Corporation (Corporation), its wholly-owned subsidiaries and Dixie National Life Insurance Company (Dixie
Life), which is approximately 99% owned (collectively Company). The interests of minority stockholders are not material. All significant intercompany accounts and transactions have been eliminated in consolidation.

Discontinued Operations: As discussed in Note 17, the Corporation has agreed to sell Dixie Life to Standard Life Insurance Company of Indiana. This sale constitutes discontinuance of the Company's life insurance business. In the accompanying balance sheets, the Company's assets and liabilities have been classified as "life" and "non-life" based on whether such assets and liabilities will survive the sale of Dixie Life. The presentation in the accompanying statements of operations has not been changed since virtually all of the Company's operation is its life insurance business. Condensing the discontinued operations to a single line, as suggested by Accounting Principles Board Opinion No. 30 (APB No. 30), would not, in management's opinion, be meaningful to the users of the Company's financial statements. As soon as the Corporation has established another line of business, but no later than 1996, the Corporation will report its discontinued life insurance operations in accordance with APB No. 30.

Investments: At December 31, 1994, the Company's investments are reported in accordance with the provisions of Statement of Financial Accounting Standards No. 115 (FAS 115) which was issued by the Financial Accounting Standards Board in 1993 and effective for 1994 financial statements. As a result the carrying basis for investments is different in 1994 than in 1993.

At December 31, 1994, fixed maturity investments are all classified as available for sale and are carried at market value. Unrealized market gains and losses are reported as a separate component of stockholders' equity. Equity securities are classified as trading, which, under the provisions of FAS 115, are reported at market with unrealized market gains or losses being reflected in operations. Because of the provisions of an agreement with Universal Management Services (UMS) discussed in Notes 3 and 16, equity securities are reported at cost at December 31, 1994. At December 31, 1993 fixed maturity investments were carried at amortized cost.

Realized gains and losses on the disposition of fixed maturity investments are determined on the specific identification basis and are reported in operations when realized.

Policy loans are stated at the amounts loaned to policyholders and are collateralized by assignment of the cash value of underlying policies. Student loans are carried at cost less an allowance for uncollectible amounts. Short-term investments will be held to maturity and are due in one year or less and are carried at cost which approximates market.

Cash and Cash Equivalents: Cash and cash equivalents include cash in banks and money-market investments which carry no withdrawal restrictions.

Recognition of Premium Revenue and Related Expenses: Premiums for traditional life insurance contracts are reported as revenue over the premium-paying period of the policy. Premiums for fixed premium interest sensitive products are added to the policy account value and revenues for such products are recognized as charges to the account value for mortality, administration and surrenders (retrospective deposit method). Profits are also earned to the extent that investment income exceeds policy requirements. The related benefits and expenses are matched with revenues through the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned.

Future Policy Benefits: The liability for future policy benefits interest sensitive products is represented by the policy account value. The liability for future policy benefits for all other life and health products is provided on the net level premium method based on estimated investment yields, mortality, morbidity, persistency and other assumptions. Assumptions are based upon Dixie Life's experience and industry experience, where appropriate, with provision for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. If it is determined future experience will probably differ significantly from that previously assumed, the estimates are revised.

Deferred Acquisition Costs: The costs of acquiring new insurance business are deferred. Such deferred costs consist principally of excess first year sales commissions, as well as underwriting expenses and certain other expenses.

Deferred acquisition costs for other than interest sensitive products are amortized with interest over an estimate of the premium- paying period of the policies in a manner which charges each year's operations in proportion to the receipt of premium income. For interest sensitive products, acquisition costs are amortized with interest in proportion to estimated gross profits. The assumptions used as to interest, withdrawals and mortality are consistent with those used in computing the liability for future policy benefits and expenses. If it is determined future experience will probably differ significantly from that previously assumed, the estimates are revised.

Value of Life Insurance Purchased: Value of life insurance purchased is being amortized over 12 years, the expected life of the income stream.

Property and Equipment: Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed by the straight-line method over the estimated useful lives of these assets.

Income Taxes: Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for changes in tax laws and rates on the date of enactment.

Earnings Per Share: Earnings per share are based on the weighted average number of common stock and common stock equivalents outstanding during the year.

Reinsurance: Dixie Life cedes and assumes insurance risks with other companies. Liabilities for future policy benefits, premiums and expenses are reported after deduction of amounts relating to policy specific reinsurance ceded and addition of amounts relating to policy specific reinsurance assumed.

Reclassification: Certain amounts in the 1993 and 1992 financial statements have been reclassified to conform to 1994 presentation. These reclassifications had no effect on amounts previously reported as stockholders' equity or net income.

NOTE 2--STATUTORY ACCOUNTING

Dixie Life is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP.

The excess, if any, of Dixie Life's stockholders' equity on a GAAP basis over that determined on a statutory basis is not available for distribution to Dixie Life's stockholders. Mississippi law governing insurance companies further restricts payment of dividends to the lessor of (1) the prior year statutory net income plus the excess of statutory net income for the second and third preceding years over distributions in the first and second preceding years or (2) 10% of statutory stockholders' equity. Dixie Life can distribute approximately $200,000 in 1995 without approval of the Mississippi Department of Insurance. The Department can grant permission for extraordinary dividends in excess of the limitations imposed by law.

A reconciliation of Dixie Life's statutory net income to the Company's consolidated GAAP net income is as follows:

                                                                        Year Ended December 31
                                                                        ----------------------
                                                               1994                  1993                 1992
                                                               ----                  ----                 ----


Statutory net income                                    $   260,165           $     3,348          $    96,003
Deferral of acquisition costs                             1,285,902             3,642,818            4,118,793
Amortization of acquisition costs                        (1,420,943)           (2,506,419)          (2,056,889)
Differences in insurance policy
  liabilities, excluding effect of
  sale of block of business                               1,775,875                55,079              180,501
Deferred income taxes                                       404,929               369,025             (188,503)
Premium income                                           (1,077,138)             (615,131)            (802,747)
Investment income                                            21,240                66,421             (120,301)
Commissions                                                                      (246,584)            (178,458)
Interest expense                                           (449,550)             (571,026)            (599,810)
General insurance expenses                                  663,558               420,741              658,719
Write off of agent advances                                 366,661               766,584
Supplementary contracts                                    (131,073)              (83,079)            (214,998)
Other                                                       265,182               190,596              (43,326)
STAT Bond write off of Vanguard
   Debenture                                              2,000,000
GAAP Loss on sale of accident and health business        (1,196,811)             (324,511)
STAT gain on sale of accident and health  business       (5,322,776)           (2,125,000)
                                                        -----------           -----------          -----------
GAAP Net Income (Loss)                                  $(2,554,779)          $  (957,138)         $   848,984
                                                        ===========           ===========          ===========


A reconciliation of Dixie Life's statutory stockholders' equity to the Company's consolidated GAAP stockholders' equity is as follows:

                                                                                          December 31
                                                                                          -----------
                                                                                  1994                 1993
                                                                                  ----                 ----
Statutory Stockholders' Equity                                                $ 6,280,400          $ 3,130,064

Differences in insurance policy liabilities                                      (984,870)          (7,850,857)
Deferred acquisition costs                                                      6,626,230           19,759,110
Deferred income taxes                                                              91,388           (1,083,861)
Debt of parent company                                                         (5,933,050)          (6,030,369)
Asset Valuation Reserve                                                           129,809              115,726
Value of life insurance purchased                                               1,589,356            1,749,356
Non-admitted assets                                                               252,049              652,593
Common stock issued                                                             2,000,000
Other                                                                            (869,857)             219,483
                                                                              -----------          -----------

  GAAP Stockholders' Equity                                                   $ 9,181,455          $10,661,245
                                                                              ===========          ===========


At December 31, 1994 Dixie Life is a party to an indemnification reinsurance agreement under which 90% of its retained life insurance in force at September 30, 1992 is reinsured. This transaction is accounted for as a financing transaction in the accompanying financial statements. Dixie Life's statutory financial statements include a reserve credit at December 31, 1994 of

$1,985,000 related to this agreement which has the effect of increasing statutory stockholders' equity by that amount.

NOTE 3--INVESTMENTS

The Company's investments in fixed maturity securities available for sale are summarized as follows:

                                                          Amortized      Unrealized       Unrealized             Market
                                                             Cost           Gains           Losses               Value
                                                             ----           -----           ------               -----
December 31, 1994
  U.S. Government agencies and authorities              $ 8,966,030       $               $  504,706         $ 8,461,324
  States, municipalities and political subdivisions         511,461                            6,115             505,346
  Special revenue                                            10,278                              878               9,400
  Public utilities                                        2,041,142          23,637          121,159           1,943,620
  All other corporate                                     6,960,013          33,432          580,475           6,412,970
                                                        -----------       ---------       ----------         -----------
                                                        $18,488,924       $  57,069       $1,213,333         $17,332,660
                                                        ===========       =========       ==========         ===========


December 31, 1993
  U.S. Government agencies and authorities              $ 3,371,748       $  24,245       $   40,214         $ 3,355,779
  States, municipalities and political subdivisions         537,695           4,877              498             542,074
  Special revenue                                            56,719           3,592                               60,311
  Public utilities                                        1,936,724          83,405           17,649           2,002,480
  All other corporate                                     7,587,016         112,698           29,554           7,670,160
                                                        -----------       ---------       ----------         -----------
                                                        $13,489,902       $ 228,817       $   87,915         $13,630,804
                                                        ===========       =========       ==========         ===========


Maturities of fixed maturity securities held for sale at December 31, 1994 follow:

                                                                        Amortized           Market
                                                                          Cost              Value
                                                                        ---------           ------

Due in one year or less                                                 $ 1,165,901      $ 1,173,628
Due after one year through five years                                     2,064,466        1,971,423
Due after five years through ten years                                    4,768,972        4,437,274
Due after ten years                                                      10,489,585        9,750,335
                                                                        -----------      -----------
                                                                        $18,488,924      $17,332,660
                                                                        ===========      ===========


Fixed maturity and short-term investments with an approximate carrying amount of $2,400,000 were pledged to various state insurance departments for policyowner protection at December 31, 1994. At December 31, 1994, additional securities with an approximate carrying amount of $13,435,000 were pledged under the financing transaction reinsurance treaty (see Note 2).

Net investment income consists of the following:

                                                             1994            1993             1992
                                                             ----            ----             ----
Investment income
  Fixed maturities                                       $1,189,693      $  745,534       $  741,248
  Policy loans                                              170,142         159,666          181,426
  Student loans                                             398,719         538,027          659,379
  Interest on Accounts Receivable                           151,759         254,538          237,728
  Short-term investment                                     145,919         260,591          311,059
  Other                                                      77,403          46,719           27,008
                                                         ----------      ----------       ----------
           Net investment income                         $2,133,635      $2,005,075       $2,157,848
                                                         ==========      ==========       ==========


Net realized investment gains (losses) for the year ended December 31 are summarized as follows:

                                                               1994            1993            1992
                                                               ----            ----            ----

Realized gains                                              $12,002         $29,448         $39,947
Realized losses                                              10,451           3,868          64,441
                                                            -------         -------        --------
           Net realized gains (losses)                      $ 1,551         $25,580        $(24,494)
                                                            =======         =======        ========


In November 1994, the Corporation issued 2,000,000 shares of its Common Stock and received as consideration 1,230,770 shares of Alanco Environmental Resources, Inc. (Alanco) common stock with a market value at the date of the transaction of $2,000,000. Under the terms of the UMS agreement discussed in
Note 16, any market appreciation until June 30, 1995 may not be realized because the purchasers of the Corporation's Common Stock have the right to buy the Alanco shares for cash equal to the value on the day of the November Transaction. The purchasers have the obligation to cover any market depreciation, as defined, which might have occurred as of June 30, 1995. Therefore, the Alanco shares will be carried at cost until June 30, 1995. At December 31, 1994, market value of the Alanco shares based on the average of the closing bid and asked price, was $2,153,000.


NOTE 4--DEFERRED POLICY ACQUISITION COSTS

An analysis of deferred policy acquisition costs for the years ended December 31 follows:

                                                                               1994             1993                1992
                                                                               ----             ----                ----
Balance at beginning of year                                           $ 19,759,110      $18,787,222         $16,429,318
Deferred during the year:
  Commissions                                                               975,002        2,818,953           3,256,739
  Other Expenses                                                            310,900          823,865             862,054
                                                                       ------------      -----------         -----------
    Total Deferred                                                        1,285,902        3,642,818           4,118,793
Deferred policy acquisition costs on
   policies sold                                                        (13,157,839)        (324,511)
Amortized during the year                                                (1,260,943)      (2,346,419)         (1,760,889)
                                                                       ------------      -----------         -----------
Balance at end of year                                                 $  6,626,230      $19,759,110         $18,787,222
                                                                       ============      ===========         ===========


NOTE 5--VALUE OF LIFE INSURANCE PURCHASED

An analysis of the value of life insurance purchased for the years ended December 31 follows:

                                                                               1994             1993               1992
                                                                               ----             ----               ----
Balance at beginning of year                                             $1,749,356       $1,909,356         $2,205,356
Amortized during the year                                                  (160,000)        (160,000)           (96,000)
Adjustment to comply with
  FASB EITF 92-9                                                                                               (200,000)
                                                                         ----------       ----------         ----------
Balance at end of year                                                   $1,589,356       $1,749,356         $1,909,356
                                                                         ==========       ==========         ===========

Estimated annual amortization of the value of life insurance purchased is approximately $160,000 in each of the next five years.

NOTE 6--PROPERTY AND EQUIPMENT

A summary of property and equipment at December 31 follows:

                                                                               1994           1993
                                                                               ----           ----
Home office property                                                  $     795,038       $   702,181
Data Processing Equipment                                                   818,149           814,960
Furniture, Equipment and Autos                                              454,007           454,007
                                                                      -------------       -----------
                                                                          2,067,194         1,971,148
Less accumulated depreciation                                             1,482,500         1,362,936
                                                                      -------------       -----------
                                                                      $     584,694       $   608,212
                                                                      =============       ===========

NOTE 7--FUTURE POLICY BENEFIT RESERVES

A summary of the assumptions used in determining the liability for future policy benefits at December 31, 1994 is as follows:

Life Insurance

Interest assumptions:

  Years of Issue                            Interest Rates
  --------------                            --------------
  1965-1982                                 8.5% graded to 4.5%
  1983-1984                                 12.5% graded to 8.0%
  1985-1991                                 9.0% graded to 6.0%
  1992-1994                                 6.0% graded to 5.0%

Mortality assumptions:

  Years of Issue                            Mortality Table
  --------------                            ---------------
  1965-1983                                 1955-60 Select and Ultimate Table
  1983-1994                                 1965-70 Select and Ultimate Table

Withdrawal assumptions:

  Linton B or Linton C Lapse Tables

Termination assumptions:

  Termination assumptions are based on Dixie Life's experience.

NOTE 8--PARTICIPATING BUSINESS

Life insurance policies are issued on both a participating and non-participating basis. The following summary presents the approximate percentages of participating life business to total life business for the years indicated:

                                                             1994        1993      1992
                                                             ----        ----      ----

Life insurance in force                                       5%          5%        3%
Life premium income                                           9%          5%        3%
Total number of life policies                                12%         11%        7%

The amount of dividends to be apportioned to participating policies is determined annually by the Board of Directors of Dixie Life. In the past, Dixie Life sold participating life insurance through a policy known as the Charter Contract as well as other participating policies. The Charter Contract policies contain a participation endorsement whereby Dixie Life agreed to apportion dividends to Charter Contract holders, as a group and on a pro rata basis, in an amount which equals at least 35% of Dixie Life's statutory net profits computed by a formula set forth in the policy. As discussed in Note 13, Dixie Life is defendant in litigation alleging that Dixie Life failed to properly pay dividends on its Charter Contract policies. As of December 31, 1994, Dixie Life had participating policies in force with a total face amount of approximately $20,486,000 of which approximately $11,721,000 were Charter Contract policies.

NOTE 9--NOTES PAYABLE AND OTHER DEBT

The Company has the following notes payable at December 31:

                                                                           1994             1993
                                                                           ----             ----

Non-Life:
Note payable to a bank bearing interest at prime
  plus 3/4% (at December 31, 1994 and 1993, the
  rate was 9.25%), payable in monthly
  installments of $11,846 through January 5, 2001;
  secured by home office property                                           524,304          621,623

Life:
Note payable to an insurance company (bank at
  December 31, 1993) bearing interest at
  1% above prime (9.5% at December 31, 1994)
  payable interest only monthly through
  February 1995, with original maturity March 31,
  1995, collateralized by common stock of
  Dixie Life (Term Loan)                                                 $3,688,746       $3,688,746


Convertible 10% notes due May 1, 1995 (Notes)
  with interest payable semi-annually until
  maturity, convertible to common stock on the
  basis of one share for each $1 of Note
  principal, collateralized by second security
  interest in common stock of Dixie Life                                  1,720,000        1,720,000

Obligation under capital lease                                              170,789          223,301
                                                                         ----------       ----------
                                                                          5,579,535        5,632,047
                                                                         ----------       ----------
                                                                         $6,103,839       $6,253,670
                                                                         ==========       ==========


In 1993, the Company replaced an existing note payable to a bank collateralized by common stock of Dixie Life with the Term Loan. In November 1994, the bank sold the Term Loan to Standard Life Insurance Company of Indiana. As discussed in Note 17, the terms of the proposed sale of Dixie Life effectively extend the due date of the Term Loan to closing of the sale or 90 days after any cancellation thereof.

The Term Loan agreement contains three covenants as follows:

         The Company must maintain consolidated tangible net worth, as defined, of not less than $9,000,000. At December 31, 1994, consolidated tangible net worth was $8,487,818.

         The Company must maintain a ratio of total liabilities to consolidated tangible net worth of not more than 4.5 to 1. At December 31, 1994, this ratio was 4.17 to 1.

         The Company must cause Dixie Life to maintain statutory capital and surplus of not less than $3,500,000. At December 31, 1994, Dixie Life's statutory capital and surplus was $6,280,400.

An unwaived or uncured event of default under the term loan is an event of default under the Notes. Standard Life Insurance Company of Indiana has waived all defaults pending completion of the sale of Dixie Life and for 90 days after any cancellation thereof.

Notes in the aggregate amount of $550,000 are held or controlled by officers and directors of the Company.

As discussed above at December 31, 1994, the Corporation owed a subsidiary of Standard Management Corporation approximately $3,689,000 under a Term Loan originally due March 31, 1995. The Term Loan is now due at closing of the SMC Transaction or 90 days after the SMC Transaction in the event it is canceled by either party. Also, the Corporation's 10% Convertible Notes, in the amount of $1,720,000, are due May 1, 1995. Although the SMC Transaction provides a means to satisfy the Convertible Notes at closing, such notes are due before the anticipated closing date and there are no assurances that the Corporation will be able to extend such notes beyond their May 1, 1995 maturity, or effect any alternative accommodations. However, management is exploring several options and believes that the Convertible Notes will be satisfied or extended at their due date. All of the shares of Dixie Life owned by the Corporation were pledged to secure payment of the Term Loan and the Convertible Notes.

The lack of assurance that the SMC Transaction will be completed raises significant doubt about the Company's ability to continue as a going concern. Completion of the SMC Transaction together with an extension or timely repayment of the Convertible Notes would remove such uncertainties.

Management's plans in this regard include the following:

         1. Endeavor to complete the SMC Transaction, which contemplates cancellation of the Term Loan. The SMC Transaction would also enable the Corporation to satisfy the Convertible Notes, assuming their due date is extended.

         2. Seek to extend or secure an alternative means of paying the Convertible Notes. Liquidation of a portion of the Alanco shares is a possible source of repayment of at least a portion of the Convertible Notes.

         3. In the event the SMC Transaction is canceled by either party, searching for another purchaser of Dixie Life in the 90 days available to it beyond such cancellation before the Term Loan is due.

There are no assurances that any of these efforts will be successful.

Aggregate maturities of notes payable and the present value of net minimum lease payments at December 31, 1994, are as follows:


1995                                                              $5,572,519
1996                                                                 180,252
1997                                                                 142,110
1998                                                                 127,413
1999                                                                  81,545
                                                                  ----------
                                                                  $6,103,839
                                                                  ==========

NOTE 10--INCOME TAXES

The Company and its subsidiaries file a life-nonlife consolidated federal income tax return. The Internal Revenue Code contains several provisions which affect the consolidated tax provision, including a special deduction for small life insurance companies amounting to 60% of taxable income and limitations on the amount of nonlife taxable losses which can be used to reduce life insurance taxable income.

The accompanying balance sheet includes a liability for income taxes payable consisting of the following at December 31:

                                                                                           1994             1993
                                                                                           ----             ----
Income taxes payable:
  Currently payable                                                                  $   32,000         $600,000
  Net deferred                                                                          (28,401)         383,449
                                                                                     ----------         --------
                                                                                     $    3,599         $983,449
                                                                                     ==========         ========


Net deferred tax liabilities (assets) consists of the following components as of December 31:


                                                                                           1994             1993
                                                                                           ----             ----

Deferred tax liabilities:
  Deferred acquisition costs                                                           $597,100       $2,192,100
  Other Items                                                                            69,500          127,061
                                                                                       --------       ----------
                                                                                        666,600        2,319,161
Deferred tax assets:
  Policy liabilities                                                                     48,700        1,262,712
  Financing reinsurance                                                                 337,500          540,000
  FAS 115 adjustment                                                                    196,500
  Provisions for uncollectible
    receivables                                                                         112,301          133,000
                                                                                       --------       ----------
                                                                                        695,001        1,935,712
                                                                                       --------       ----------
      NET LIABILITY (ASSET)                                                            $(28,401)      $  383,449
                                                                                       ========       ==========


Income tax (expense) benefit for the year ended December is summarized as follows:


                                                                       1994             1993             1992
                                                                       ----             ----             ----

Current                                                              $(381,900)      $(155,000)       $ (73,390)
Deferred                                                               411,849         368,201         (176,412)
                                                                     ---------       ---------        ---------
                                                                     $  29,929       $ 213,201        $(249,806)
                                                                     =========       =========        =========


The Company's effective income tax expense differs from the expense determined by applying the 34% statutory federal income tax rate to income before income taxes as follows:

                                                               1994               1993                   1992
                                                               ----               ----                   ----
Expected tax benefit (expense)
 at statutory federal income tax rate                       $ 878,800          $ 398,000              $(373,589)
Special deductions                                           (583,085)          (199,000)               197,838
Alternative Minimum Tax                                        97,000             47,000                (33,870)
Change in deferred taxes on policy liabilities               (362,786)
Other                                                                            (32,799)               (40,185)
                                                            ---------          ---------              ---------
  Total income tax benefit (expense)                        $  29,929          $ 213,201              $(249,806)
                                                            =========          =========              =========

In 1994, a change in deferred taxes on policy liabilities, resulting from an incorrect estimate of the tax basis policy benefits at December 31, 1993, caused a $362,786 reduction of the 1994 tax benefit credited to operations.

Prior to 1984, a portion of taxable income was excluded from current taxation and accumulated in a special tax return memorandum account. The December 31, 1983 balance of approximately $876,600 is frozen and will be taxed only if distributed or if it exceeds certain prescribed limits. Deferred income taxes have not been provided on this balance since the Company does not intend to take action nor does it expect events to occur that would cause tax to be payable on that amount.

NOTE 11-SALE OF BLOCK OF BUSINESS

Dixie Life has sold virtually all of its in force accident and health insurance business to unaffiliated insurance companies in two transactions. Both transactions were closed in 1994 although the first was effective December 31, 1993.

In the first transaction, Dixie Life sold all of its in force cancer insurance in South Carolina for $2,125,000, resulting in a statutory gain equal to the selling price in 1993. Under generally accepted accounting principles, the transaction was not recorded until closing in February 1994 but the Company did record the loss incurred ($324,000) under GAAP in 1993.

In 1994, Dixie Life sold virtually all of its remaining accident and health for $5,322,000 in a transaction effective July 1, 1994, again resulting in a statutory gain equal to the selling price. The Company incurred a GAAP loss of approximately $1,197,000 on this sale.

Together, these sales resulted in a reduction of deferred policy acquisition costs and policy liabilities of $12,980,000 and $11,084,000, respectively, in 1994.

NOTE 12--INCENTIVE STOCK OPTION PLANS

Options to purchase common stock of the Company have been granted under two incentive stock option plans. One of those plans expired in 1992 and the other in 1993. At December 31, 1994, options to purchase 481,737 shares were outstanding, including 23,179 at $1.16; 92,061 at $1.23; 87,816 at $1.69; 16,991 at $1.77; 34,496 at $1.41;
62,790 at $1.13; 45,161 at $1.38, 48,548 at $1.50 and 70,695 at $1.00.

NOTE 13--CONTINGENCIES

Reinsurance: Dixie Life reinsures a portion of its insurance risk which is in excess of its retention limits on its life insurance policies. The retention limit for life insurance policies is generally $50,000. Dixie Life would be liable for the reinsured risks ceded to reinsuring other companies to the extent such reinsuring companies are unable to meet their obligations. At December 31, 1994, Dixie Life's possible obligation under excess coverage life insurance risks ceded to other companies was approximately $53,883,000.

Dixie Life also has assumed reinsurance under the Servicemen's Group Life Insurance Program totaling approximately $141,936,000 at December 31, 1994.

Geographic Concentration of Business: Dixie Life is qualified to sell insurance in 21 states and the District of Columbia. Most of its 1994 business is in Texas (21%), Mississippi (18%), Georgia (12%), Louisiana (10%), and Kansas (8%). Loss of the business in any of these states could have a material adverse affect on the future operations of Dixie Life.

Litigation: Dixie Life is a Defendant in a suit filed in January, 1994 in the Circuit Court of Montgomery County, Alabama.

The suit alleges that Dixie Life has failed to properly pay dividends to holders of its Charter Contract policies. These policies are participating policies pursuant to which Dixie Life is obligated to apportion dividends to the holders of such policies, as a group and on a prorata basis, of not less than 35% of the statutory net profits of Dixie Life computed by a formula set forth in the policy. The formula utilizes certain information contained in the annual report filed by Dixie Life with the Mississippi Department of Insurance, as such report was constituted in 1966. The suit seeks to establish a class consisting of the plaintiff and a group of persons allegedly similarly situated and alleges the class consists of over 1,000 persons. No class has yet been certified.

The suit seeks judgment in an undetermined amount for alleged underpayment of dividends and an injunction requiring Dixie Life to pay appropriate dividends in the future.

Dixie Life has paid a dividend to holders of the Charter Contract policies in each year since the policies were issued. On a cumulative basis, the total dividends paid to the holders of the Charter Contract policies since issuance exceed 35% of the net profits of Dixie Life as defined by the policies for the same period.

As of February 17, 1994, a total of 76 Charter Contract policies are held by residents of the state of Alabama. In all states at December 31, 1993, a total of 1,421 Charter Contract policies are currently outstanding, of which 324 are in premium paying status.

Dixie Life intends to vigorously defend the suit.

No discovery has yet taken place and no class has yet been certified by the court. In the absence of a class, if any, and its composition, if certified, Dixie Life has no reasonable basis upon which to estimate its potential liability, if any.

The Company also is involved in ordinary, routine litigation incidental to its business. Management and counsel are of the opinion that the ultimate resolution of these matters will not have a material adverse effect on the Company.

Concentration of Credit Risk: At December 31, 1994 and 1993, the Company had funds on deposit with a federally insured bank in excess of $100,000 federal deposit insurance coverage limits.

NOTE 14--PROFIT SHARING PLAN

The Company has a profit sharing plan which covers substantially all employees who meet length of service provisions contained in the Plan. Prior to 1992, the plan provided for Company defined contributions based on earnings before income taxes and realized investment gains. In 1992, the Plan was amended to allow employee contributions as provided under Section 401(k) of the Internal Revenue Code. The Company matches 50% of employee contributions up to 4% of compensation and, at the discretion of the Board of Directors, may make additional contributions. Contributions to the Plan charged to expense were approximately $13,000, $18,000 and $7,000 in 1994, 1993, and 1992,
respectively.

NOTE 15--BUSINESS SEGMENT INFORMATION

The Company, through Dixie Life, has engaged in the following lines of insurance business: life insurance, individual annuities, and accident and health insurance (A&H). From July 1, 1994, as discussed in Note 11, the Company is no longer engaged in the accident and health line of insurance business. Investment income and certain general expenses have been allocated through the utilization of assumptions, estimates and formulas. Such allocations have been made on a basis considered reasonable under the circumstances; however, it should be understood that other acceptable methods of allocation might produce different results. Financial information by product grouping is as follows:


                                               Life             Annuity          A&H                  Total
                                               ----             -------          ---                  -----

1994
- ----
Revenues                                    $5,360,344       $   839,747     $ 5,451,252             $11,651,343
Benefits and expenses                        5,719,795           487,326       6,779,282              12,986,403
                                            ----------       -----------     -----------             -----------
Operating profit                            $ (359,451)      $   352,421     $(1,328,030)            $(1,335,060)
                                            ===========      ===========     ===========
Unallocated general corporate expenses                                                                 1,249,648
                                                                                                     -----------
Loss before income taxes                                                                             $(2,584,708)
                                                                                                     ===========


                                               Life             Annuity          A&H                  Total
                                               ----             -------          ---                  -----
1993
- ----
Revenues                                    $6,201,285      $   861,206     $14,467,453             $21,529,944
Benefits and expenses                        5,983,893          664,191      14,701,116              21,349,200
                                            ----------      -----------     -----------             -----------
Operating profit                            $  217,392      $   197,015     $  (233,663)            $   180,744
                                            ==========      ===========     ===========
Unallocated general corporate expenses                                                                1,351,083
                                                                                                    -----------
Income before income taxes                                                                          $(1,170,339)
                                                                                                    ===========


1992
- ----
Revenues                                    $5,817,395      $ 1,003,056     $12,491,413             $19,311,864
Benefits & expenses                          4,330,999        2,094,313      10,454,699              16,880,011
                                            ----------      -----------     -----------             -----------
Operating profit                            $1,486,396      $(1,091,257)    $ 2,036,714             $ 2,431,853
                                            ==========      ===========     ===========
Unallocated general corporate expenses                                                                1,333,063
                                                                                                    -----------
Income before income taxes                                                                          $ 1,098,790
                                                                                                    ===========



NOTE 16--SALE OF COMMON STOCK

The Corporation entered into an agreement with Universal Management Services, a Nevada corporation (UMS), as of October 27, 1994 (UMS Agreement). The UMS Agreement provides that UMS will use its best efforts to assist the Corporation in locating potential investors for its Common Stock in non-U.S. markets pursuant to Regulation S of the Securities Act of 1933.

Under the UMS Agreement, UMS has the right to assist the Corporation in placing up to 6,425,000 shares, subject to completion of various steps set forth in the Agreement. The first step was completed on November 29, 1994, with the Corporation issuing 2,000,000 shares of its Common Stock for which it received 1,230,770 shares of Alanco Environmental Resources, Inc. (Alanco) common stock (November Transaction). The Alanco shares had an aggregate market value of $2,000,000 on November 29, 1994.

Under the UMS Agreement, UMS has the right to assist the Corporation in placing, on a best efforts basis, by June 30, 1995, up to 12,500,000 additional shares of the Corporation's Common Stock. Under the terms of the UMS Agreement, the Corporation expects to:

         1. Issue  2,000,000  shares of its Common  Stock in exchange for
         16%  of  the  outstanding   common  shares  of  Phoenix  Medical
         Management, Inc. (PMM), an Arizona corporation.

         2. Issue, if the acquisition of the 16% interest is completed, 100,000 of its Common Stock for an option to acquire the remaining 84% of the common shares of PMM for 10,400,000 shares of the Corporation's Common Stock.

         3. Purchase from PMM three specialized health care facilities for approximately $700,000 in cash. The funds for this transaction are expected to be obtained through the placement, with the assistance of UMS, but outside the UMS Agreement, of approximately 700,000 shares of the Corporation's Common Stock under Regulation S.

In view of covenants contained in the Term Loan Agreement, the aquisition of shares of PMM by the Corporation will require certain waivers from SMC, which the Corporation will seek to obtain. However, there is no assurance that such waivers will be obtained, in which case the Corporation will be obliged to reassess the proposed PMM transaction. There are no assurances that any further transactions contemplated by the UMS Agreement will be completed. UMS's rights under the UMS Agreement will expire June 30, 1995.

If at least 6,425,000 shares are placed with UMS's assistance, the UMS Agreement provides that the purchasers will be entitled to designate a majority of the Corporation's Board of Directors. This right would be facilitated by the resignation of a sufficient number of directors whose tenure as director predates the UMS Agreement so that designees of the new investors could be appointed until the next annual meeting of the Corporation's stockholders. The UMS Agreement contained three other undertakings of the Corporation which were accomplished at the 1994 annual meeting of the Corporation's stockholders held January 24, 1995. These were
(a) reduction of the Corporation's Board of Directors from 15 members to 9 members; (b) election to the Corporation's Board of Directors of three representatives of the parties who purchased the Corporation's Common Stock in the November Transaction; and (c) an increase in the number of authorized shares of the Corporation's Common Stock from 10,000,000 to 50,000,000.

NOTE 17--PENDING SALE OF DIXIE LIFE

On March 6, 1995, the Corporation entered into a Letter of Intent with SMC to sell to SMC all of the capital stock of Dixie Life which the Corporation owns. Dixie Life represents 94% of the consolidated assets and substantially all of the consolidated operations of the Corporation.

At closing SMC will cancel the Term Loan obligation, assume the Corporation's indebtedness of $1,720,000 under the Convertible Notes due May 1, 1995, pay the Corporation $2,500,000 in cash and issue to the Corporation SMC common shares equal to $500,000 valued at the average trading price of SMC's shares for the five days prior to closing. The Corporation will also receive the first $175,000 of agent advances that Dixie Life collects after closing. These payments constitute a selling price of at least $8,408,746 and up to $8,583,746 if agent advances equal at least $175,000 at closing and at least $175,000 is collected. Agent advances, net of allowance for doubtful accounts at December 31, 1994, were approximately $270,000. The selling price will be adjusted by the change in Dixie Life's capital and surplus and asset valuation reserve between December 31, 1994 and closing. In addition, Dixie Life will continue to pay $15,000 per month rent to Vanguard, Inc., a wholly-owned subsidiary of the Corporation, through the December 31, 1996 expiration of an existing lease on the office building occupied by the Corporation and Dixie Life.

Except as to the extension of the due date of the Term Loan, a prohibition against the Corporation negotiating with other parties and certain other customary provisions, the Letter of Intent is not binding and is subject to a Definitive Purchase Agreement which the parties intend to sign before April 1, 1995. The Definitive Purchase Agreement will contain usual and customary conditions, including, among others, the receipt of all required regulatory approvals and approval of the transaction by the shareholders of the Corporation at a meeting to be held on or before August 1, 1995. There is no assurance that the SMC Transaction will be consummated.

In the first quarter of 1994, the Corporation reached an agreement in principle for the acquisition of the Corporation by SMC in a tax-free merger. A definitive Merger Agreement among the Corporation, SMC and an SMC affiliate was executed June 8, 1994. On August 1, 1994, the Corporation terminated the Merger Agreement as a result of SMC's failure to meet certain conditions of the Merger Agreement. On November 7, 1994, Standard Life Insurance Company of Indiana, a subsidiary of SMC, purchased the Term Loan from the bank which previously held the note.

CONSOLIDATED BALANCE SHEETS (Unaudited)
DIXIE NATIONAL CORPORATION

                                                                                               June 30
                                                                                                 1995
                                                                                              ---------
ASSETS
NON-LIFE
Marketable Investments
     Marketable equity securities                                                            $ 2,000,000
     Cash and cash equivalents                                                                   280,222
     Other                                                                                       126,200
                                                                                             ------------
                                                                                               2,406,422
Investment in other equity securities                                                          1,103,778
Property and equipment                                                                           434,039
                                                                                             ------------
                                                           TOTAL NON-LIFE ASSETS               3,944,239
LIFE
Investments
     Fixed Maturities, at market
       Pledged under financing reinsurance treaty                                             14,305,436
       Other                                                                                   4,667,946
                                                                                             ------------
                                                                                              18,973,382
     Policy loans                                                                              3,071,380
     Government guaranteed student loans, less allowance
       for uncollectible loans of $464,603 at June 30,
       1995 and December 31, 1994                                                              5,470,065
     Short-term investments                                                                      664,515
     Equipment leases                                                                            525,037
     Cash and cash equivalents
       Pledged under financing reinsurance treaty                                                746,938
       Other                                                                                   2,475,981
                                                                                             ------------
                                                                                               3,222,919
                                                                                             ------------
                                                          TOTAL LIFE INVESTMENTS              31,927,298

Accounts receivable, less allowance for doubtful accounts
  of $195,885 at June 30, 1995 and  December 31, 1994                                            798,361
Accrued investment income                                                                        452,939
Deferred policy acquisition costs, net                                                         6,464,089
Value of life insurance purchased, net                                                         1,509,356
Property and equipment, less accumulated depreciation
  of $687,905 at June 30, 1995 and $652,748 at
December 31, 1994                                                                                130,245
Other assets                                                                                     835,982
Unallocated loss on sale of subsidiary                                                        (3,823,476)
                                                                                             ------------
                                                               TOTAL LIFE ASSETS              38,294,794
                                                                                             ------------
                                                                    TOTAL ASSETS             $42,239,033
                                                                                             ============

LIABILITIES AND STOCKHOLDERS' EQUITY
NON-LIFE LIABILITIES
Notes payable and other debt                                                                 $   527,694
Accrued liabilities and expenses                                                                   3,236
                                                                                             ------------
                                                      TOTAL NON-LIFE LIABILITIES                 530,930
LIFE LIABILITIES
Policy liabilities
     Future policy benefits                                                                   27,405,316
     Other policy claims and benefits payable                                                    256,557
     Other policyholders' funds                                                                1,739,574
                                                                                             ------------
                                                        TOTAL POLICY LIABILITIES              29,401,447
Notes payable and other debt                                                                   5,540,671
Income taxes                                                                                     139,865
Accrued liabilities and expenses                                                                 510,870
                                                                                             ------------
                                                          TOTAL LIFE LIABILITIES              35,592,853
STOCKHOLDERS' EQUITY
Common Stock                                                                                  10,494,973
Discount on Common Stock                                                                        (996,222)
Retained earnings (deficit)                                                                   (3,383,501)
Unrealized holding losses on investments available for sale                                        -
                                                                                             ------------
                                                      TOTAL STOCKHOLDERS' EQUITY               6,115,250
                                                                                             ------------
                                       TOTAL LIABILITIES AND STOCKHOLDERS EQUITY             $42,239,033
                                                                                             ============

See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
DIXIE  NATIONAL CORPORATION

                                                                                                     Six Months
                                                                                                    Ended June 30
                                                                                                   ---------------
                                                                                             1995                1994
                                                                                             ----                ----
REVENUES
     Premiums                                                                             $ 1,597,264        $ 7,969,323
     Net investment income                                                                  1,233,352          1,073,821
     Realized investment gains                                                                 36,757             (5,994)
                                                                                          ------------       ------------
                                                                  TOTAL REVENUES            2,867,373          9,037,150

BENEFITS AND EXPENSES
     Benefits and claims to policyholders                                                     672,961          5,098,581
     Amortization of deferred policy acquisition costs                                        468,313          1,150,641
     Commissions, net                                                                         267,455          1,548,538
     General expenses, net                                                                  1,353,100          1,507,214
     Interest expense                                                                         293,460            172,752
     Insurance taxes, licenses and fees                                                       222,807            402,209
     Provision for litigation settlement                                                    1,007,271
     Loss on sale of accident and health business                                                                940,000
                                                                                          ------------       ------------
                                                      TOTAL BENEFIT AND EXPENSES            4,285,367         10,819,935
                                                                                          ------------       ------------
                                                    LOSS BEFORE INCOME TAXES AND
                                                          ESTIMATED LOSS ON SALE           (1,417,994)        (1,782,785)
Income tax benefit
                                                                                          ------------       ------------
                                                           LOSS BEFORE ESTIMATED
                                                      LOSS ON SALE OF SUBSIDIARY           (1,417,994)        (1,782,785)
Estimated loss on sale of subsidiary                                                       (3,677,000)
                                                                                          ------------       ------------
                                                                        NET LOSS          $(5,094,994)       $(1,782,785)
                                                                                          ============       ============
Primary and fully diluted
     per share amounts:
Loss before estimated loss on sale of subsidiary                                          $     (0.17)       $     (0.28)
                                                                                          ============       ============
Net loss                                                                                  $     (0.61)       $     (0.28)
                                                                                          ============       ============


See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (Unaudited)
DIXIE NATIONAL CORPORATION
Six Months Ended June 30, 1995 and 1994

                                                                      Discount on                      Unrealized
                                                      Common             Common        Retained         Holding
                                                      Stock              Stock         Earnings          Losses          Total
                                                     -------          -----------      --------        -----------       ------
Balance January 1, 1995                            $  8,394,973                      $ 1,711,493       $  (925,011)    $ 9,181,455
Net loss for six  months ended
  June 30, 1995                                                                       (5,094,994)                       (5,094,994)
Shares issued for investment
  in other equity securities                          2,100,000      $  (996,222)                                        1,103,778
Recognition of unrealized holding
  losses as realized through estimated
  loss on sale of subsidiary                                                                               925,011         925,011
                                                   ------------      ------------    ------------      ------------    ------------
                           BALANCE JUNE 30, 1995   $ 10,494,973      $  (996,222)    $(3,383,501)      $    -0-        $ 6,115,250
                                                   ============      ============    ============      ============    ============

Balance January 1, 1994                            $  6,394,973      $    -0-        $ 4,266,272       $    -0-        $10,661,245
Net loss for six  months ended
  June 30, 1994                                                                       (1,782,785)                       (1,782,785)
Recoginition of unrealized holding
  losses as realized through estimated
  loss on sale of subsidiary                                                                              (563,962)       (563,962)
                                                   ------------      ------------    ------------      ------------    ------------
                           BALANCE JUNE 30, 1994   $  6,394,973  $        -0-        $  2,483,487      $  (563,962)    $ 8,314,498
                                                   ============      ============    ============      ============    ============

See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
DIXIE NATIONAL CORPORATION

                                                                                                     Six Months
                                                                                                    Ended June 30
                                                                                                   ---------------
                                                                                             1995                1994
                                                                                             ----                ----

Cash flows from operating activities:
  Net income                                                                              $ (5,094,994)      $ (1,782,785)
  Adjustments to reconcile net income to net cash
    provided by operating activities:
  Estimated loss on sale of subsidiary                                                       3,677,000
  Loss on sale of accident and health business                                                                    940,000
  Increase (decrease)  in policy liabilities                                                  (133,487)         1,669,361
  Amotization of deferred policy acquisition costs and
    and value of life insurance purchased                                                      468,313          1,150,641
  Increase (decrease) in deferred income taxes                                                 (94,987)          (598,176)
  Increase (decrease) in accrued liabilities                                                  (165,355)          (117,006)
  Policy acquisition costs deferred                                                           (226,172)        (1,139,473)
  Decrease (increase) in accounts receivable                                                   (10,942)           490,938
  Increase in policyowner funds on deposit                                                     910,044             22,445
  Depreciation                                                                                  57,546             58,422
  Other, net                                                                                   (16,193)          (158,839)
                                                                                          -------------      -------------
                                                           NET CASH PROVIDED BY
                                                            OPERATING ACTIVITIES              (629,227)           535,528
Cash flows from investing activities:
  Proceeds from investments sold or matured:
    Fixed maturities:
      Maturities                                                                             1,044,469            725,000
      Calls                                                                                      4,000            558,858
      Sales                                                                                    242,000
      Repayment of policy and student mortgage loans                                           871,057            868,831
    Cost of investments acquired:
      Fixed maturities                                                                      (1,586,224)        (5,566,898)
      Equipment  leases                                                                       (525,037)
      Policy and student loans                                                                (374,028)          (326,971)
    Temporary investments, net                                                               4,069,632          2,620,423
    Additions to property and equipment                                                        (37,136)           (82,842)
    Proceeds from sale of property and equipment                                          -------------      -------------
                                                         NET CASH PROVIDED USED)
                                                         BY INVESTING ACTIVITIES             3,708,733         (1,203,599)
Cash flows from financing activities:
  Payments on debt                                                                             (35,474)           (70,522)
                                                                                          -------------      -------------
                                                                NET CASH USED BY
                                                            FINANCING ACTIVITIES               (35,474)           (70,522)
                                                                                          -------------      -------------

                                                      NET (DECREASE) INCREASE IN
                                                       CASH AND CASH EQUIVALENTS             3,044,032           (738,593)
Cash and cash equivalents - beginning of year                                                  459,109          4,655,458
                                                                                          -------------      -------------

                                                    CASH AND CASH EQUIVALENTS AT
                                                                     END OF YEAR          $  3,503,141       $  3,916,865
                                                                                          =============      =============
SUPPLEMENTAL CASH FLOW INFORMATION:
  Cash payments for income taxes                                                          $    127,279       $    598,175
                                                                                          =============      =============
  Cash payments for interest                                                              $    231,210       $    302,235
                                                                                          =============      =============

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
  Common Stock issued for investment in other equity securities                           $  1,103,778
                                                                                          =============

See accompanying notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
DIXIE NATIONAL CORPORATION
June 30, 1995

Note 1--Basis of Presentation

     The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the detail and disclosures required by generally accepted accounting principles for complete financial statements. Operating results for the three month period ended June 30, 1995 are not necessarily indicative of the results that may be expected for the year ending December 31, 1995. More detailed information is contained in the Notes to Consolidated Financial Statements.

     All adjustments which, in the opinion of management, are necessary for a fair presentation of such financial statements are included and consisted only of normal recurring adjustments.

Note 2--Statutory Accounting

     A reconciliation of Dixie Life's statutory net income to the Company's consolidated GAAP net income for the six months ended June 30, 1995 and 1994 is as follows:

                                              1995                    1994
                                          ------------            ------------
Statutory net income                      $  (738,498)            $  (636,127)
Estimated loss on sale of subsidiary       (3,677,000)
Deferral of acquisition costs                 226,172               1,139,473
Amortization of acquisition costs            (468,313)             (1,150,641)
Differences in insurance policy
  liabilities, excluding effect of
  sale of block of business                 1,054,700                 161,245
Deferred income taxes                                                (160,000)
Premium income                               (928,060)                (32,554)
Investment income                              68,017                  11,693
Commissions                                                           (25,000)
Interest expense                             (293,460)               (172,752)
General insurance expenses                    351,368                 238,033
Supplementary contracts                      (103,667)                (76,735)
Other                                         421,018                (139,420)
Provision for litigation settlement        (1,007,271)
GAAP Loss on sale of accident and
 health business                                                     (940,000)
                                          ------------            ------------
GAAP Net Income (Loss)                    $(5,094,994)            $(1,782,785)
                                          ============            ============

     A reconciliation of Dixie Life's statutory stockholders' equity to the Company's Consolidated GAAP stockholders' equity at June 30, 1995 is as follows:



Statutory Stockholders' Equity                                $ 4,558,029
Differences in insurance policy liabilities                      (325,682)
Deferred acquisition costs                                      6,464,089
Deferred income taxes                                            (139,865)
Debt of parent company                                         (5,936,440)
Asset Valuation Reserve                                           129,809
Value of life insurance purchased                               1,509,356
Non-admitted assets                                               206,430
Common stock issued                                             3,073,778
Other                                                             399,222
Unallocated loss on sale of subsidiary                         (3,823,476)
                                                              ------------
  GAAP Stockholders' Equity                                   $ 6,115,250
                                                              ============

Note 3--Investments

     The Company's investments in fixed maturity securities available for sale at June 30, 1995 are summarized as follows:


                                                      Amortized      Unrealized      Unrealized       Market
                                                        Cost            Gains          Losses          Value
                                                        ----            -----          ------          -----


 U.S. Government agencies and authorities          $ 9,764,593       $ 208,896        $  87,209    $ 9,886,280
 States, municipalities and political subdivisions      50,000                              500         49,500
 Special revenue                                        10,278                              378          9,900
 Public utilities                                    2,366,735          28,828           28,683      2,366,880
 All other corporate                                 6,635,300         134,865          109,343      6,660,822
                                                   ------------      ----------       ----------   ------------
                                                   $18,826,906       $ 372,589        $ 226,113    $18,973,382
                                                   ============      ==========       ==========   ============

     Net investment income for the six months ended June 30, 1995 and 1994 consists of the following:


                                              1995                    1994
                                          ------------            ------------

Investment income
  Fixed maturities                         $  669,182              $  571,145
  Policy loans                                 97,864                  92,568
  Student loans                               189,790                 170,337
  Interest on Accounts Receivable              29,857                 107,169
  Short-term investment                        22,289                  32,173
  Other                                       224,370                 100,429
                                          ------------            ------------
           Net investment income           $1,233,352              $1,073,821
                                          ============            ============

     Net realized investment gains for the six months ended June 30, 1995 and 1994 are summarized as follows:

                                              1995                    1994
                                          ------------            ------------

Realized gains                             $   36,757              $    1,422
Realized losses                                                         7,416
                                          ------------            ------------
           Net realized gains (losses)     $   36,757              $   (5,994)
                                          ============            ============

     As consideration for extension of the Corporation's Convertible Notes (Note 7), the Corporation pledged 804,445 shares of its Alanco stock with a carrying value of $1,307,000 (market value of $1,935,000 at June 30, 1995)as additional collateral to the Convertible Notes.

     The obligation of the purchasers of the Corporation's Common Stock in the November Transaction (Notes 3 and 16 of the Corporation's 1994 Consolidated Financial Statements) to cover any market depreciation, as defined, has been extended to the maturity of the Term Loan. At June 30, 1995, market value of the Alanco shares, based on the average closing bid and asked price, was $2,331,000.

Note 4--Deferred Policy Acquisition Costs

     An analysis of deferred policy acquisition costs for the six months ended June 30, 1995 and 1994 follows:

                                              1995                    1994
                                          ------------            ------------

Balance at beginning of period            $ 6,626,230             $19,759,110
Deferred during the period:
  Commissions                                 180,034                 882,255
  Other Expenses                               46,138                 257,188
                                          ------------            ------------
    Total Deferred                            226,172               1,139,443
Deferred policy acquisition costs on
   policies sold                                                   (3,724,168)
Estimated loss on A&H business sold                                  (940,000)
Amortized during the period                  (388,313)             (1,070,641)
                                          ------------            ------------
Balance at end of period                  $ 6,464,089             $15,163,744
                                          ============            ============

Note 5--Value of Life Insurance Purchased

     An analysis of the value of life insurance purchased for the six months ended June 30, 1995 and 1994 follows:

                                              1995                    1994
                                          ------------            ------------
Balance at beginning of period            $ 1,589,356             $ 1,749,356
Amortized during the period                   (80,000)                (80,000)
                                          ------------            ------------
Balance at end of the period               $1,509,356              $1,669,356
                                          ============            ============

Note 6--Property and Equipment

     A summary of property and equipment at June 30, 1995 follows:

Home office property                                  $   795,038
Data Processing Equipment                                 818,149
Furniture, Equipment and Autos                            491,143
                                                      ------------
                                                        2,104,330
Less accumulated depreciation                           1,540,046
                                                      ------------
                                                      $   564,284
                                                      ============

Note 7--Notes Payable and Other Debt

     The Company had the following notes payable at June 30, 1995:

NON-LIFE:

Note payable to a bank bearing interest at prime plus
  1% (at June 30, 1995 the rate was 10%), payable in
  monthly installments of $1,389 with the balance due
  June 8, 1998                                                    $    50,000

Note payable to a bank bearing interest at prime
  plus 3/4% (at June 30, 1995, the rate was 9.75%),
  payable in monthly installments of $11,846 through
  January 5, 2001;  secured by home office property                   477,694
                                                                  ------------
                                                                      527,694

LIFE:
Note payable to an insurance company bearing interest
  at 1% above prime (10% at June 30, 1995) payable
  interest only monthly through February 1995, with
  original maturity March 31, 1995, collateralized by
  common stock of Dixie Life ("Term Loan")                          3,688,746

10% Convertible Notes due May 1, 1995 ("Convertible
  Notes") with interest payable semi-annually until
  maturity, convertible to common stock on the basis of
  one share for each $1 of Note principal, collateralized
  by second security interest in common stock of Dixie Life         1,720,000

Obligation under capital lease                                        131,925
                                                                  ------------
                                                                    5,540,671
                                                                  ------------
                                                                   $6,068,365
                                                                  ============

     The Restated Stock Purchase Agreement with Standard Life Insurance Company (Note 9) waives all financial covenants contained in the Term Loan agreement.

     The Term Loan is due at closing of the sale of Dixie Life or 180 days following cancellation of the Restated Stock Purchase Agreement by either party. The Convertible Notes are due at the earliest of closing of the sale of Dixie Life, 90 days following cancellation of the Restated Stock Purchase Agreement or December 27, 1995.

Note 8--Incentive Stock Option Plans

     Options to purchase common stock of the Corporation previously have been granted under two incentive stock option plans, each of which has expired. At June 30, 1995, options granted under such plans to purchase 395,768 shares were outstanding, including (at per share exercise prices): 92,061 at $1.23; 87,816 at $1.69; 16,991 at $1.77; 34,496 at $1.41; 45,161 at $1.38; 48,548 at
$1.50 and 70,695 at $1.00.

     Options for the purchase of 5,000 shares of Common Stock were granted under the 1995 Stock Option Plan ("1995 Plan") upon its adoption on May 26, 1995 to each of the Corporation's seven non-employee directors, and an option for 25,000 shares also was granted to G. Thomas Reed, Senior Vice President of the Corporation. The options are subject to approval of the 1995 Plan by the shareholders, and if approved, will be exercisable at $25/32, the closing bid price on the last trade date (May 25, 1995), prior to the date of grant.

Note 9--Proposed Sale of Dixie Life

     On April 18, 1995, the Corporation and Dixie Life entered into the Stock Purchase Agreement with Standard to sell to Standard all of the common capital stock of Dixie Life owned by the Corporation. That agreement was restated by a Second Restated Stock Purchase Agreement entered into as of August 30, 1995, but effective as of April 18, 1995, among the Corporation, Dixie Life and Standard.

     Dixie Life is 99.3% owned by the Corporation and represents virtually all of the Company's assets and operations. The Standard Transaction, if completed, provides for the satisfaction of substantially all of the Corporation's debt, including a $3,689,000 Term Loan, originally due March 31, 1995, held by Standard and $1,720,000 of Convertible Notes originally due May 1, 1995. The due dates of both of these obligations have been extended. The Corporation also would receive $1,926,468 in cash at closing and up to $53,872 of collections after June 30, 1995 on a specific receivable of that date.

     The proposed sale is scheduled to close in October 1995 and, if completed, will result in a loss. An estimated loss of $3,677,000 ($.44 per share) was recorded in the six months ended March 31, 1995. The sale of Dixie Life constitutes discontinuance of the life insurance business by the Corporation. The loss on the sale is reported in a manner substantially the same as discontinued operations. The Corporation continues to report insurance operations in the same manner as prior to the measurement date of March 6, 1995. Accounting Principles Board Opinion No. 30 (APB 30) calls for reporting the operations of discontinued operations as a single net amount in the statement of operations but, in management's opinion, reducing virtually all of the Corporation's operations to a single amount in the statement of operations would not be meaningful to readers of the Corporation's financial statements. The Corporation anticipates entry into some other line of business in 1995. When the Corporation enters another line of business, but no later than 1996, insurance operations will be reported as discontinued operations in accordance with APB 30.

Note 10--Sale of Common Stock

     On April 20, 1995, the Corporation and UMS entered into an amended and restated agreement effective as of March 24, 1995 ("Second Amended and Restated UMS Agreement") which amended the UMS Agreement (Note 16 of the Corporation's 1994 Notes to Consolidated Financial Statements). The Second Amended and Restated UMS Agreement provides that UMS has the right to use its best efforts to assist the Corporation in placing up to 12,500,000 additional shares of the Corporation's Common Stock in non-U.S. markets, pursuant to Regulation S, or otherwise in private placements. In connection with the Second Amended and Restated UMS Agreement, on June 29, 1995, the Corporation issued 2,000,000 shares of its Common Stock in exchange for 16% of the outstanding common shares of Phoenix Medical Management, Inc. (PMM), an Arizona corporation and 100,000 of its Common Stock for an option to acquire the remaining 84% of the common shares of PMM for 10,400,000 additional shares of the Corporation's Common Stock. This option was relinquished by the Corporation in July 1995.

Note 11--Settlement of Litigation

     Dixie Life is a defendant in a suit filed on January 7, 1994, by David William Becker, plaintiff in the Circuit Court of Montgomery County, Alabama. (See Note 13 to the Corporation's 1994 Consolidated Financial Statements.)

     On July 20, 1995, Dixie Life reached a settlement with the plaintiff which provides, among other things:

          1. For the purposes of settlement only, Dixie Life will not object to certification of a class consisting of all owners of Charter Contracts as of January 7, 1994.

          2. For payment to the class of $550,000.

          3. For issuance to each class member of additional paid up insurance in the amount of 15% of the face amount of each Charter Contract presently in force.

          4. An agreed adjudication of the method of computing and allocating dividends in the future on Charter Contracts.

          5. That, in the event that more than 5% of the potential class members elect not to participate in the litigation as members of the class, the settlement agreement is null, void and of no further effect.

     The settlement is subject to approval by the Circuit Court of Montgomery County, Alabama.

                                                                   APPENDIX A



                                SECOND RESTATED

                           STOCK PURCHASE AGREEMENT

                        RESTATED AS OF AUGUST 30, 1995

                        EFFECTIVE AS OF APRIL 18, 1995

                                     Among


                  STANDARD LIFE INSURANCE COMPANY OF INDIANA,

                     DIXIE NATIONAL LIFE INSURANCE COMPANY

                                      and

                          DIXIE NATIONAL CORPORATION

                               TABLE OF CONTENTS


                                                                      Page
     ARTICLE I
     DEFINITIONS........................................................1
     1.1         Terms Defined..........................................1
     1.2         Other Definitional Provisions..........................1

     ARTICLE II
     SALE OF SHARES AND CLOSING.........................................2
     2.1         Purchase and Sale......................................2
     2.2         Purchase Price.........................................2
     2.3         Closing................................................2

     ARTICLE III
     REPRESENTATIONS AND WARRANTIES OF SELLER...........................3
     3.1         Organization...........................................3
     3.2         Authority..............................................3
     3.3         Capital Stock..........................................3
     3.4         No Subsidiaries........................................4
     3.5         No Conflicts or Violations.............................4
     3.6         Books and Records......................................5
     3.7         SAP Statements.........................................5
     3.8         No Other Financial Statements..........................5
     3.9         Reserves...............................................5
     3.10        Absence of Changes.....................................6
     3.11        No Undisclosed Liabilities.............................9
     3.12        Taxes..................................................9
     3.13        Litigation............................................12
     3.14        Compliance With Laws..................................13
     3.15        Benefit Plans, ERISA..................................14
     3.16        Properties............................................16
     3.17        Contracts.............................................17
     3.18        Insurance Issued by the Company.......................19
     3.19        Threats of Cancellation...............................20
     3.20        Licenses and Permits..................................21
     3.21        Operations Insurance..................................21
     3.22        Intercompany Accounts.................................21
     3.23        Bank Accounts.........................................22
     3.24        Brokers...............................................22
     3.25        Disclosure............................................22

     ARTICLE IV
     REPRESENTATIONS AND WARRANTIES OF PURCHASER.......................22
     4.1         Organization..........................................22
     4.2         Authority.............................................22
     4.3         No Conflicts or Violations............................23
     4.4         Litigation............................................23
     4.5         Purchase for Investment...............................24
     4.6         Brokers...............................................24
     4.7         Disclosure............................................24

     ARTICLE V
     COVENANTS OF SELLER AND COMPANY...................................24
     5.1         Regulatory Approvals..................................24
     5.2         Investigation by the Purchaser........................25
     5.3         No Negotiations, etc..................................25
     5.4         Conduct of Business...................................26
     5.5         Financial Statements and Reports......................27
     5.6         Investments...........................................28
     5.7         Employee Matters......................................28
     5.8         No Charter Amendments.................................29
     5.9         No Issuance of Securities.............................29
     5.10        No Dividends..........................................29
     5.11        No Disposal of Property...............................29
     5.12        No Breach or Default..................................29
     5.13        No Indebtedness.......................................29
     5.14        No Acquisitions.......................................30
     5.15        Intercompany Liabilities..............................30
     5.16        Resignations of Officers and Directors................30
     5.17        Tax Matters...........................................30
     5.18        Dismissal of Pending Litigation.......................30
     5.19        Disclosure Schedule...................................30
     5.20        Shareholder Meeting...................................30
     5.21        Notice and Cure.......................................30
     5.22        Triennial Report......................................31

     ARTICLE VI
     COVENANTS OF PURCHASER............................................31
     6.1         Regulatory Approvals..................................31
     6.2         Home Office Lease.....................................31
     6.3         Assignment of Certain Receivable from Central United
                 Life Insurance Company ...............................32
     6.4         Notice and Cure.......................................32
     6.5         Hart-Scott Filing.....................................32

     ARTICLE VII
     CONDITIONS TO OBLIGATIONS OF PURCHASER............................32
     7.1         Representations and Warranties........................32
     7.2         Performance...........................................33
     7.3         Certificates of Officer of Seller.....................33
     7.4         No Injunction.........................................33
     7.5         No Proceeding or Litigation...........................33
     7.6         Consents, Authorizations, etc.........................34
     7.7         No Adverse Change.....................................34
     7.8         Opinion of Counsel....................................34
     7.9         Resignation of Officers and Directors.................34
     7.10        Shareholder Approval..................................34
     7.11        Hart-Scott............................................34
     7.12        Management Agreement..................................34

     ARTICLE VIII
     CONDITIONS TO OBLIGATIONS OF SELLER...............................35
     8.1         Representations and Warranties........................35
     8.2         Performance...........................................35
     8.3         Officer's Certificates................................35
     8.4         No Injunction.........................................35
     8.5         No Proceeding or Litigation...........................35
     8.6         Consents, Authorizations, etc.........................36
     8.7         Opinion of Counsel....................................36

     ARTICLE IX
     SURVIVAL OF PROVISIONS; REMEDIES..................................36
     9.1         Survival..............................................36
     9.2         Available Remedies....................................37

     ARTICLE X
     INDEMNIFICATION...................................................37
     10.1        Tax Indemnification...................................37
     10.2        Other Indemnification.................................38
     10.3        Method of Asserting Claims............................39
     10.4        After-Tax Damages.....................................41
     10.5        Assignment of Indemnification.........................41

     ARTICLE XI
     WAIVER............................................................42
     11.1        Senior Debt of Seller.................................42

     ARTICLE XII
     TERMINATION.......................................................42
     12.1        Termination...........................................42
     12.2        Effect of Termination.................................43

     ARTICLE XIII
     MISCELLANEOUS.....................................................43
     13.1        Default and Arbitration...............................43
     13.2        Notices...............................................44
     13.3        Entire Agreement......................................45
     13.4        Expenses..............................................45
     13.5        Public Announcements..................................45
     13.6        Confidentiality.......................................46
     13.7        Further Assurances....................................46
     13.8        Waiver................................................46
     13.9        Amendment.............................................47
     13.10       Counterparts..........................................47
     13.11       No Third Party Beneficiary............................47
     13.12       Governing Law.........................................47
     13.13       Binding Effect........................................47
     13.14       Assignment............................................47
     13.15       Headings, etc.........................................47
     13.16       Invalid Provisions....................................47

                                SECOND RESTATED
                           STOCK PURCHASE AGREEMENT


     THIS SECOND RESTATED STOCK PURCHASE AGREEMENT ("Second Restated Agreement") is made and entered into as of August 30, 1995, but effective as of April 18, 1995, by and among Dixie National Corporation, a Mississippi corporation (the "Seller"); Dixie National Life Insurance Company, a Mississippi corporation (the "Company"); and Standard Life Insurance Company of Indiana, an Indiana corporation (the "Purchaser").

                             W I T N E S S E T H:

     WHEREAS, Seller is the beneficial owner of 1,489,904 shares of the 1,500,000 shares of authorized, issued and outstanding capital common stock ("Common Stock"), $1.00 par value per share ("the Shares") of the Company; and

     WHEREAS, Seller desires to sell, and Purchaser desires to purchase from Seller, all of the Shares of the Company owned by Seller;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Second Restated Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.1 Terms Defined. The capitalized terms used in this Second Restated Agreement and not defined herein shall have the meanings specified in Exhibit A.

     1.2 Other Definitional Provisions. Unless the context otherwise requires,
(a) references in this Second Restated Agreement to the singular number shall include the plural, and the plural number shall include the singular; (b) words denoting gender shall include the masculine, feminine and neuter; (c) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Second Restated Agreement as a whole and not to any particular provision of this Second Restated Agreement, (d) unless otherwise specified, all Article and Section references pertain to this Second Restated Agreement;
(e) the term "or" means "and/or"; and (f) the phrase "ordinary course of business and consistent with past practice" refers to the business and practice of the Seller or the Company, as the case may be.

                                  ARTICLE II

                          SALE OF SHARES AND CLOSING

     2.1 Purchase and Sale. The Seller agrees to sell to the Purchaser and the Purchaser agrees to purchase from the Seller the Shares at the Closing upon the terms and subject to the conditions set forth in this Second Restated Agreement.

     2.2 Purchase Price. The purchase price (the "Purchase Price") for the Shares payable at the Closing shall be equal to Seven Million Three Hundred Eighty-Nine Thousand Eighty-Six Dollars ($7,389,086), of which One Million Nine Hundred Twenty-Six Thousand Four Hundred Sixty-Eight Dollars ($1,926,468) is payable by wire transfer in immediately available funds to such bank and account as the Seller may specify by written notice received by the Purchaser at least three (3) Business Days prior to the Closing Date.

          The balance of the Purchase Price is payable at Closing as follows:

          (a) Forgiveness and cancellation of Senior Debt of the Seller due Buyer in the sum of Three Million Six Hundred Eighty-Eight Thousand Seven Hundred Forty-Six and no/100 Dollars ($3,688,746);

          (b) Payment of Dixie Convertible Subordinated Notes (the "Notes") in the sum of One Million Seven Hundred Twenty Thousand and no/100 Dollars ($1,720,000); and

          (c) At and after Closing, up to the sum of Fifty-Three Thousand Eight Hundred Seventy-Two and no/100 Dollars ($53,872) if recovered by the Company after June 30, 1995 with respect to its receivable due from Central United Life Insurance Company at June 30, 1995.

     2.3 Closing. The Closing of the transactions contemplated by this Second Restated Agreement will take place at the offices of Brunini, Grantham, Grower & Hewes, P.L.L.C., 248 East Capital Street, Suite 1400, Jackson, Mississippi, 39201, or at such other place as the Purchaser shall specify, at 10:00 a.m., local time, on or before October 6, 1995. At the Closing, the Seller will deliver to the Purchaser such documents and instruments as the Purchaser may reasonably request for the purpose of effectuating the purchase and sale of the Shares and the transactions contemplated hereby, including, without limitation, a certificate or certificates representing the Shares issued in the name of the Purchaser, or accompanied by executed stock powers transferring the Shares to the Purchaser. In addition, at closing, Seller will purchase from the Company at book value the Company's entire investment in Fry-Guy, Inc. equipment and leases and Cambria loans, and Seller will deliver to Purchaser releases, waivers, terminations and similar documents reasonably requested by Purchaser to release the Company from any liability or obligation with respect to existing Fry-Guy, Inc. equipment and leases and from any obligation to undertake future Fry-Guy, Inc. and Cambria Financings.

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF SELLER

     The Seller hereby represents and warrants to the Purchaser as follows:

     3.1 Organization. Except as disclosed in Section 3.1 of the Disclosure Schedule, Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Mississippi and has full corporate power and authority to enter into this Second Restated Agreement and to perform its obligations under this Second Restated Agreement. Except as disclosed in Section 3.1 of the Disclosure Schedule, the Company is an insurance company duly organized, validly existing, and in good standing under the Laws of the State of Mississippi and is duly licensed, qualified, or admitted to do business and is in good standing in all jurisdictions in which the failure to be so licensed, qualified, or admitted and in good standing, individually or in the aggregate with other such failures, has or may reasonably be expected to have a material adverse effect on the validity or enforceability of this Second Restated Agreement, on the ability of the Company to perform its obligations under this Second Restated Agreement, or on the Business or Condition of the Company. Section 3.1 of the Disclosure Schedule contains a true and complete list of the states in which the Company is licensed to write life and health insurance. The Seller has furnished to the Purchaser true and complete copies of the articles of incorporation (as certified by the appropriate governmental or regulatory authorities) and the Bylaws of the Company, including all amendments thereto.

     3.2 Authority. The Boards of Directors of the Seller and the Company, respectively, have duly and validly approved this Second Restated Agreement and the transactions contemplated hereby. The shareholders of the Seller must approve the sale by Seller of the shares of the Company. Subject to and upon the prior approval by the shareholders of the Seller, this Second Restated Agreement constitutes a legal, valid, and binding obligation of the Seller and the Company and is enforceable against the Seller and the Company in accordance with its terms, except to the extent that (a) enforcement may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium, or similar Laws now or hereafter in effect relating to or limiting creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court or other similar Person before which any proceeding therefor may be brought.

     3.3 Capital Stock. The authorized common capital stock of the Company consists of 5,000,000 shares of common stock, $1.00 par value per share, of which 1,500,000 shares are validly issued and outstanding, fully paid and nonassessable, and 1,489,904 of which are owned beneficially and of record by the Seller, free and clear of all Liens, except for Liens disclosed in Section
3.3 of the Disclosure Schedule. Except as disclosed in Section 3.3 of the Disclosure Schedule, there are no outstanding securities, obligations, rights, subscriptions, warrants, options, charter or founders insurance policies, phantom stock rights, or (except for this Second Restated Agreement) other Contracts of any kind that give any Person the right to (a) purchase or otherwise receive or be issued any shares of capital stock of the Company (or any interest therein) or any security or Liability of any kind convertible into or exchangeable for any shares of capital stock of the Company (or any interest therein) or (b) receive any benefits or rights similar to any rights enjoyed by or accruing to a holder of the Common Stock, or any rights to participate in the equity, income, or election of directors or officers of the Company.

     3.4 No Subsidiaries. The Company does not control (whether directly or indirectly, whether through the ownership of securities or by Contract or proxy, and whether alone or in combination with others) any corporation, partnership, business organization, or other similar Person.

     3.5 No Conflicts or Violations. The execution and delivery of this Second Restated Agreement by the Seller and the Company does not, and the performance by the Seller and the Company of their respective obligations under this Second Restated Agreement will not:

          (a) subject to obtaining the approvals contemplated by Sections 5.1 and 6.1 hereof, violate any term or provisions of any Law or any writ, judgment, decree, injunction, or similar order applicable to the Seller or the Company;

          (b) conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, any of the terms, conditions, or provisions of the articles or certificate of incorporation or Bylaws of the Seller or the Company;

          (c) result in the creation or imposition of any Lien upon the Seller, the Company or any of their respective Assets and Properties that individually or in the aggregate with any other Liens has or may reasonably be expected to have a material adverse effect on the validity or enforceability of this Second Restated Agreement, on the ability of the Seller or the Company to perform their respective obligations under this Second Restated Agreement, or on the Business or Condition of the Seller or the Company;

          (d) conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, or give to any Person any right of termination, cancellation, acceleration, or modification in or with respect to, any Contract to which the Seller or the Company is a party or by which any of their respective Assets or Properties may be bound and as to which any such conflicts, violations, breaches, defaults, or rights individually or in the aggregate have or may reasonably be expected to have a material adverse effect on the validity or enforceability of this Second Restated Agreement, on the ability of the Seller or the Company to perform its respective obligations under this Second Restated Agreement, or on the Business or Condition of the Seller or the Company; or

          (e) require the Seller or the Company to obtain any consent, approval, or action of, or make any filing with or give any notice to, any Person except: (i) as contemplated in Section 5.1 hereof; (ii) as disclosed in Section 3.5(e) of the Disclosure Schedule; or

     (iii) those which the failure to obtain, make, or give individually or in the aggregate with any other such failures has or may reasonably be expected to have no material adverse effect on the validity or enforceability of this Second Restated Agreement, on the ability of the Seller or Company to perform its respective obligations under this Second Restated Agreement, or on the Business or Condition of the Seller or the Company.

     3.6 Books and Records. Except as disclosed in Section 3.6 of the Disclosure Schedule, the minute books and other similar records of the Company contain a true and complete record, in all material respects, of all actions taken at all meetings and by all written consents in lieu of meetings of the stockholders, Board of Directors, and each committee thereof of the Company. The Books and Records of the Company accurately reflect in all material respects the Business or Condition of the Company, and have been maintained in all material respects in accordance with good business and bookkeeping practices.

     3.7 SAP Statements. The Seller has previously delivered to the Purchaser true and complete copies of the following SAP Statements:

          (a) Annual Statements and audited SAP basis financial statements of the Company for each of the years ended December 31, 1992, 1993, and 1994 (and the notes relating thereto, whether or not included therein).

          Except as disclosed in Section 3.7 of the Disclosure Schedule, each such SAP Statement complied in all material respects with all applicable Laws when so filed, and all material deficiencies known to Seller or Company with respect to any such SAP Statement have been cured or corrected. Except for the year 1992, which has subsequently been corrected, each such SAP Statement (and the notes relating thereto, whether or not included therein), including, without limitation, each balance sheet and each of the statements of operations, capital and surplus account, and cash flow contained in the respective SAP Statement, was prepared in accordance with SAP, is true and complete in all material respects, and fairly presents the financial condition, the Assets and Properties, and the Liabilities of the Company as of the respective dates thereof and the results of operations and changes in capital and surplus and in cash flow of the Company for and during the respective periods covered thereby.

     3.8 No Other Financial Statements. Except as disclosed in Section 3.8 of the Disclosure Schedule and except for the financial statements described in
Section 3.7 (collectively, the "Financial Statements"), since June 30, 1995 no other financial statements have been prepared by or with respect to the Company (whether on a GAAP, SAP, or other basis).

     3.9 Reserves. All reserves and other similar amounts with respect to insurance and annuities as established or reflected in the SAP Statements of the Company dated as of June 30, 1995 (including, without limitation, the reserves and amounts reflected respectively on lines 1 through 11.3 of page 3 of the June 30, 1995 Quarterly Statement), subject to adjustments contained in the draft of the Report of Triennial Examination as of December 31, 1994 promulgated by the Mississippi Department of Insurance, were determined in accordance with generally accepted actuarial principles that are in accordance with those called for by the provisions of the related insurance and annuity Contracts and in the related reinsurance, coinsurance, and other similar Contracts of Company, and meet the requirements of the insurance Laws of the State of Mississippi and states in which such insurance and annuity Contracts were issued or delivered. All such reserves and other similar amounts will be adequate (under generally accepted actuarial principles consistently applied) to cover the total amount of all reasonably anticipated matured and unmatured benefits, dividends, claims, and other Liabilities of the Company under all insurance and annuity Contracts under which the Company has or will have any Liability (including, without limitation, any Liability arising under or as a result of any reinsurance, coinsurance, or other similar Contract) on the respective dates of such SAP Statements. The Company owns assets that qualify as legal reserve assets under applicable insurance Laws in an amount at least equal to all such required reserves and other similar amounts.

     3.10 Absence of Changes. Except as disclosed in Section 3.10 of the Disclosure Schedule or as specifically reflected in the June 30, 1995 SAP Statement, or except for changes or developments relating to the conduct of the business of the Company after the date of this Second Restated Agreement in conformity with this Second Restated Agreement or the requests of the Pur chaser, since June 30, 1995, and except as reflected in the draft of the Report of Triennial Examination as of December 31, 1994 promulgated by the Mississippi Department of Insurance there has not been, occurred, or arisen any change in, or any event (including without limitation any damage, destruction, or loss whether or not covered by insurance), condition, or state of facts of any character that individually or in the aggregate has or may reasonably be expected to have a material adverse effect on the Business or Condition of the Company. Except as disclosed in Section 3.10 of the Disclosure Schedule (with paragraph references corresponding to those set forth below), or except as specifically reflected in the June 30, 1995 SAP Statement, or except for changes or devel opments relating to the conduct of the business of the Company after the date of this Second Restated Agreement in conformity with this Second Restated Agreement or the requests of the Purchaser, since December 1, 1994, the Company has operated only in the ordinary course of business and consistent with past practice, and (without limiting the generality of the foregoing) there has not been, occurred, or arisen:

          (a) any declaration, setting aside, or payment of any dividend or other distribution in respect of the capital stock of the Company or any direct or indirect redemption, purchase, or other acquisition by the Company of any such stock or of any interest in or right to acquire any such stock;

          (b) any employment, deferred compensation, or other salary, wage, or compensation Contract entered into between the Company and any of its officers, directors, employees, agents, consultants, or similar representatives, except for normal and customary Contracts with agents and consultants in the ordinary course of business and consistent with past practices; or any increase in the salary, wages, or other compensation of any kind, whether current or deferred, of any officer, director, employee, agent, consultant, or other similar representative of the Company other than routine increases that were made in the ordinary course of business and consistent with past practices and that did not result in an increase of more than five percent (5%) of the respective salary, wages, or compensation of any such Person; or any creation of any Benefit Plan or any contribution to or amendment or modification of any Benefit Plan;

          (c) any issuance, sale, or disposition by the Company of any debenture, note, stock, or other security issued by the Company, or any modification or amendment of any right of the holder of any outstanding debenture, note, stock, or other security issued by the Company;

          (d) any Lien created on or in any of the Assets and Properties of the Company, or assumed by the Company with respect to any of such Assets and Properties, which Lien relates to Liabilities individually or in the aggregate exceeding $25,000 for the Company or which Lien individually or in the aggregate with any other Liens has or may reasonably be expected to have a material adverse effect on the Business or Condition of the Company;

          (e) any prepayment of any Liabilities individually or in the aggregate exceeding $10,000;

          (f) any Liability involving the borrowing of money by the Company;

          (g) Except for entering into the Settlement  Agreement  described in
     Section 3.13, hereof any Liability incurred by the Company in any transaction (other than pursuant to any insurance or annuity Contract entered into in the ordinary course of business and consistent with past practice) not involving the borrowing of money, except such Liabilities incurred by the Company, the result of which individually or in the aggregate cannot reasonably be expected to have a material adverse effect on the Business or Condition of the Company;

          (h) any damage, destruction, or loss (whether or not covered by insurance) affecting any of the Assets and Properties of the Company, which damage, destruction, or loss individually exceeds $25,000 or the result of which individually or in the aggregate has or may reasonably be expected to have a material adverse effect on the Business or Condition of the Company;

          (i) any work stoppage, strike, slowdown, other labor difficulty, or (to the best knowledge of the Seller or the Company) union organizational campaign (in process or threatened) at or affecting the Company;

          (j) any material change in any underwriting, actuarial, investment, financial reporting, or accounting practices or policies followed by the Company, or in any assumption underlying such a practices or policies, or in any method of calculating any bad debt, contingency, or other reserve for financial reporting purposes or for any other accounting purposes;

          (k) any payment, discharge, or satisfaction by the Company of any Lien or Liability other than Liens or Liabilities that were paid, discharged, or satisfied since December 31, 1994 in the ordinary course of business and consistent with past practice, or were paid, discharged, or satisfied as required under this Second Restated Agreement;

          (l) any cancellation of any Liability owed to the Company by any other Person;

          (m) any write-off or write-down of, or any determination to write off or down any of, the Assets and Properties of the Company or any portion thereof, except for write-offs or write-downs that do not exceed $10,000 individually or in the aggregate for the Company;

          (n) any sale, transfer, or conveyance of any investments, or any other Assets and Properties, of the Company with an individual book value or with an aggregate book value in excess of $10,000, except as contemplated in Section 5.7, and except in the ordinary course of business and consistent with past practices;

          (o) any amendment, termination, waiver, disposal, or lapse of, or other failure to preserve, any license, permit, or other form of authorization of the Company, the result of which individually or in the aggregate has or may reasonably be expected to have a material adverse effect on the Business or Condition of the Company;

          (p) any transaction or arrangement under which the Company paid, lent, or advanced any amount to or in respect of, or sold, transferred, or leased any of its Assets and Properties or any service to, any officer or director of the Seller or the Company (except for payments of salaries and wages in the ordinary course of business and consistent with past practice, and except for payments made pursuant to any Contract disclosed in Section 3.10(b) or Section 3.17(a) of the Disclosure Schedule), or of any Affiliate of the Seller, the Company, or of any such officer of director; (ii) any business or other Person in which the Seller or the Company, any such officer or director, or any such Affiliate has any material interest, except for advances made to, or reimbursements of, officers or directors of the Seller or the Company for travel and other business expenses in reasonable amounts in the ordinary course of business and consistent with past practice; or any Affiliate of the Company pursuant to any Contract of the type described in Section 3.17(g);

          (q) any material amendment of, or any failure to perform all of its obligations under, or any default under, or any waiver of any right under, or any termination (other than on the stated expiration date) of, any Contract that involves or reasonably would involve the annual expenditure or receipt by the Company of more than $25,000 or that individually or in the aggregate is material to the Business or Condition of the Company;

          (r) Except as reflected in the draft of the Triennial Report as of December 31, 1994 promulgated by the Mississippi Department of Insurance, any decrease in the amount of, or any material change in the nature of, the insurance or annuities in force of the

     Company or any material change in the amount or nature of the reserves, liabilities or other similar amounts of the Company with respect to insurance and annuity Contracts (including, without limitation, reserves and other similar amounts of a type required to be reflected respectively on lines 1 through 11.3 on page 3 of an Annual Statement of the Company);

          (s) any amendment to the articles or certificate of incorporation or Bylaws of the Company;

          (t) any termination, amendment, or execution by the Company of any reinsurance, coinsurance, or other similar Contract, as ceding or assuming insurer;

          (u) any expenditure or commitment for additions to property, plant, equipment or other tangible or intangible capital assets of the Company, except for any expenditure or commitment that does not exceed $10,000 individually or the result of which individually or in the aggregate does not have and may not reasonably be expected to have a material adverse effect on the Business or Condition of the Company;

          (v) any amendment or introduction by the Company of any insurance or annuity Contract other than in the ordinary course of business and consistent with past practice; or

          (w) any Contract to take any of the actions described in this Section other than actions expressly permitted under this Section.

     3.11 No Undisclosed Liabilities. Except to the extent specifically reflected in the balance sheet included in the June 30, 1995 SAP Statement (or in the notes relating thereto), or except as disclosed in Section 3.11 of the Disclosure Schedule, there were no Liabilities (other than policyholder benefits payable in the ordinary course of business and consistent with past practices) against, relating to, or affecting the Company as of June 30, 1995 that individually or in the aggregate have or may reasonably be expected to have a material adverse effect on the Business or Condition of the Company. Except to the extent specifically reflected in the balance sheet included in the June 30, 1995 SAP Statement (or in the notes relating thereto), or except as disclosed in Section 3.11 of the Disclosure Schedule, since June 30, 1995, and except for obligations recited in the Settlement Agreement described in paragraph 3.13, the Company has not incurred any Liabilities (other than policyholder benefits payable in the ordinary course of business and consistent with past practice) that individually or in the aggregate have or may reasonably be expected to have a material adverse effect on the Business or Condition of the Company.

      3.12 Taxes. Except as disclosed in Section 3.12 of the Disclosure Schedule (with paragraph references corresponding to those set forth below):

          (a) All Tax Returns required to be filed with respect to the Company have been duly and timely filed, and all such Tax Returns are true and complete in all material respects. The Company has duly and timely paid all Taxes that are due, or claimed or asserted by any taxing authority to be due, from the Company for the periods covered by such Tax Returns or has duly provided for all such Taxes in the Books and Records of the Company and in accordance with GAAP and SAP, including, without limitation, in the Financial Statements. There are no Liens with respect to Taxes (except for Liens with respect to real and personal property Taxes not yet due) upon any of the Assets and Properties of the Company.

          (b) With respect to any period for which Tax Returns have not yet been filed, or for which Taxes are not yet due or owing, the Seller and the Company have made due and sufficient current accruals for such Taxes in their respective Books and Records and in accordance with SAP and GAAP, and such current accruals through the Closing Date are duly and fully provided for in the SAP and GAAP Financial Statements of the Seller and the Company for the period then ended.

          (c) The United States federal income Tax Returns of the Seller and the Company and of each affiliated group (within the meaning of the Code) of which the Seller and the Company are or have been members have not been audited or examined by the IRS, and the statute of limitations for all periods through the year 1988 has expired. The state, local, and foreign income Tax Returns of the Seller and the Company and of each affiliated or consolidated group of which the Seller and the Company are or have been members have not been audited or examined, and all statutes of limitation for all applicable state, local, and foreign taxable periods through the respective years specified in Section 3.12(c) of the Disclosure Statement have expired. There are no outstanding agreements, waivers, or arrangements extending the statutory period of limitation applicable to any claim for, or the period for the collection or assessment of, Taxes due from the Seller or the Company for any taxable period. The Seller has previously delivered to the Purchaser true and complete copies of each of the United States federal, state, local, and foreign income Tax Returns, for each of the last three taxable years, filed by the Seller and the Company (insofar as such returns relate to either the Seller or the Company) filed by any affiliated or consolidated group of which the Seller or the Company was then a member.

          (d) No audit or other proceeding by any court, governmental or regulatory authority, or similar Person is pending or (to the knowledge of the Seller) threatened with respect to any Taxes due from the Seller or the Company or any Tax Return filed by or relating to the Seller or the Company. To the best knowledge of the Seller, no assessment of Tax is proposed against the Seller or the Company or any of their Assets and Properties.

          (e) No election under any of Sections 108, 168, 338, 441, 463, 472, 1017, 1033, or 4977 of the Code (or any predecessor provisions) has been made or filed by or with respect to the Seller or the Company or any of their Assets and Properties. No consent to the application of Section 341(f)(2) of the Code (or any predecessor provision) has been made or filed by or with respect to the Seller or the Company or any of their Assets and Properties. None of the Assets and Properties of the Seller or the Company is an asset or property that the Purchaser or any of its Affiliates is or will be required to treat as being owned by any other Person pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately before the enactment of the

     Tax Reform Act of 1986, or tax-exempt use property  within the meaning of
     Section 168(h)(1) of the Code. No closing agreement pursuant to Section 7121 of the Code (or any predecessor provision) or any similar provision of any state, local, or foreign Law has been entered into by or with respect to the Seller or the Company or any of their Assets and Properties.

          (f) Neither the Seller nor the Company has agreed to or is required to make any adjustment pursuant to Section 481(a) of the Code (or any predecessor provision) by reason of any change in any accounting method of the Seller or the Company, and neither the Seller nor the Company has any application pending with any taxing authority requesting permission for any changes in any accounting method of the Seller or the Company. To the best knowledge of the Seller the IRS has not proposed any such adjustment or change in accounting method.

          (g) Neither the Seller nor the Company has been or is in violation (or with notice or lapse of time or both, would be in violation) of any applicable Law relating to the payment or withholding of Taxes. The
     Seller and the Company have duly and timely withheld from employee salaries, wages, and other compensation and paid over to the appropriate taxing authorities all amounts required to be so withheld and paid over for all periods under all applicable Laws.

          (h) Neither the Seller nor the Company is a party to, is bound by, or has any obligation under, any Tax sharing Contract or similar Contract; notwithstanding any dis closure contained in the Disclosure Schedule, the Seller represents and warrants that, at the Closing, neither the Seller nor the Company shall be a party to, be bound by or have any obligation under, any Tax sharing Contract or similar Contract or arrangement. The Company is not a foreign person within the meaning of
     Section 1445(f)(3) of the Code.

          (i) Neither the Seller nor the Company has made any direct, indirect, or deemed distributions that have been or could be taxed under
     Section 815 of the Code.

          (j) All ceding commission expenses paid or accrued by the Company in connection with any reinsurance arrangement or Contract or transaction have been capitalized and amortized over the life or lives of such reinsurance arrangement or Contract in accordance with the decision of the United States Supreme Court in Colonial American Life Insurance Company v. Commissioner of Internal Revenue, 109 S.Ct. 240 (1980).

          (k) No material Liabilities have been proposed in connection with any audit or other proceeding by any court, governmental or regulatory authority, or similar Person with respect to any Taxes due from the Seller or the Company or any Tax Return filed by or relating to the Seller or the Company.

          (l) Neither the Seller nor the Company is a party to any agreement, contract, plan or arrangement that has resulted, or would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code.

     3.13 Litigation. Except as disclosed in Section 3.13 of the Disclosure Schedule (with paragraph references corresponding to those set forth below):

          (a) There are no actions, suits, investigations, or proceedings pending, or (to the best knowledge of the Seller) threatened, against the Seller or the Company or any of their Assets and Properties, at law or in equity, in, before, or by any Person that individually or in the aggregate have or may reasonably be expected to have a material adverse effect on the validity or enforceability of this Second Restated Agreement, on the ability of the Seller or the Company to perform its respective obligations under this Second Restated Agreement, or on the Business or Condition of the Seller or the Company.

          (b) There are no actions, suits, investigations, or proceedings pending, or (to the best knowledge of the Seller) threatened, against the Seller or the Company or any of their respective Assets and Properties, at law or in equity, in, before, or by any Person that individually involve a claim or claims for any injunction or similar relief or for Damages exceeding $25,000 or an unspecified amount of Damages.

          (c) There are no writs, judgments, decrees, or similar orders of any Person outstanding against the Seller or the Company that individually exceed $10,000 or that individually or in the aggregate have or may reasonably be expected to have a material adverse effect on the Business or Condition of the Seller or the Company, and there are no injunctions or similar orders of any Person outstanding against the Seller or the Company.

          (d) With the knowledge and concurrence of Purchaser, Seller has settled subject only to approval of such settlement by the Circuit Court of Montgomery County, Alabama and to no more than the permitted number of the involved policyholders electing to "opt out", the case styled Becker
     v. Dixie National Life Insurance Company . The terms of such settlement are acceptable to Purchaser and are set forth in Second Restated Section
     3.13 of the Disclosure Schedule.

     The terms of the settlement call for the payment by the Company of the sum of $550,000 in cash to Plaintiffs and the issuance of additional coverage to the affected policyholders equal to 15% of their present Charter Contracts and the payment of certain costs by the Company which are not now determinable. Except as hereafter stated, the Purchase Price set forth in Section 2.2 hereof, gives effect to the adjustments resulting from the settlement of Becker v. Dixie National Life Insurance Company as provided in original Stock Purchase Agreement among the parties hereto executed on April 18, 1995.

     For purposes of this Section 3.13(d), Costs of Settlement shall include all fees and expenses and all costs incurred to effect the negotiation and settlement of this litigation, including, but not limited to, attorneys fees and expenses and the statutory liabilities required at the time of any replacement or additional policies are issued to policyholders as part of the settlement.

     The Purchase Price set forth in Section 2.2 hereof reflects the cash payment to be made by the Company in the Settlement in the amount of $550,000 and the reserves required to be established in relation to the agreed increased coverage in the amount of $391,800, plus $59,200 estimated Costs of Settlement, for a total of $1,000,000. Any Costs of Settlement over $1,000,000 shall be absorbed by Purchaser. Should the estimated additional Costs of Settlement be less than $59,200, Purchaser shall pay to Seller at or after Closing 50% of such adjusted Costs of Settlement.

     3.14 Compliance With Laws. To the best knowledge of the Seller and Company and except as disclosed in Section 3.14 of the Disclosure Schedule, the Company has not been or is not in violation (or with or without notice or lapse of time or both, would be in violation) of any term or provision of any Law or any writ, judgment, decree, injunction, or similar order applicable to the Company or any of its Assets and Properties, the result of which violation individually or violations in the aggregate has or may reasonably be expected to have a material adverse effect on the Business or Condition of the Company. Without limiting the generality of the foregoing:

          (a) Since January 1, 1995, the Company has duly and validly filed or caused to be so filed all reports, statements, documents, registrations, filings, or submissions that were required by Law to be filed with any Person and as to which the failure to so file, individually in the aggregate with other such failures, has or may reasonably be expected to have a material adverse effect on the Business or Condition of the Company; all such filings complied with applicable Laws in all material respects when filed and, no material deficiencies have been asserted by any Person with respect to any such filings.

          (b) The Seller has previously delivered to the Purchaser the reports reflecting the results of the most recent financial examination of the Company issued by the State of Mississippi and Seller has been generally advised by the Mississippi Department of Insurance of the material elements of the draft report of the Triennial Examination as of December 31, 1994. Except as disclosed in Section 3.14(b) of the Disclosure Schedule, all material deficiencies or violations in such previously issued reports have been resolved to the satisfaction of the State of Mississippi.

          (c)  Except  as  disclosed  in  Section  3.14(c)  of the  Disclosure
     Schedule,   all  outstanding  insurance  and  annuity  Contracts  issued, reinsured, or underwritten by the Company are, to the extent required under applicable Laws, on forms approved by the insurance regulatory authority of the jurisdiction where issued or have been filed with and not objected to by such authority within the period provided for objection.

          (d) (1) Section 3.14(d) of the Disclosure Schedule contains a true and complete list of each master or prototype (as well as any individually designed) pension, profit sharing, defined benefit, Code
     Section 401(k), and other retirement or employee benefit plan or Contract (including, but not limited to, simplified employee pension plans, Code Section 403(a), (b) and (c) annuities, Keogh plans, and individual retirement accounts and annuities) offered or sold by the Company to, or maintained or sponsored for the benefit of any employees of, any other Person, and each determination letter relating to the creation or amendment of any such plan or Contract. Except as disclosed in Section 3.14(d) of the Disclosure Schedule, each such plan or Contract in all material respects conforms with, and has been offered, sold, maintained, and sponsored in accordance with, all applicable Laws. Except as disclosed in Section 3.14(d) of the Disclosure Schedule, the Company is not a fiduciary with respect to any plan or Contract referenced in this Section 3.14(d).

               (2) The Company does not provide administrative or other contractual services for any plan or Contract referenced in this Section 3.14(d), including, but not limited to, any third party administrative services for an Employee Welfare Benefit Plan.

               (3) To the extent that the Company maintains any collective or commingled funds or accounts which restrict the Persons who may invest therein to tax-exempt entities or qualified plans, each such fund or account (of which a true and complete list and description is disclosed in Section 3.14(d)(3) of the Disclosure Schedule) has been established, maintained and operated in accordance with all applicable Laws, has maintained its tax-exempt status and has no nonqualified plans or trusts or other taxable entities investing in it.

               (4) In addition to the representations and warranties contained in Section 3.12, there are no claims pending, or (to the best knowledge of the Seller or Company) threatened, against the Company or any of its Assets and Properties, under any fiduciary liability insurance policy issued by or to the Company that individually or in the aggregate has or may reasonably be expected to have a material adverse effect on the Business or Condition of the Company.

     3.15 Benefit Plans, ERISA.

          Except as disclosed in Section 3.15 of the Disclosure Schedule, the Company has not had within the past six (6) years and does not currently have any Benefit Plan or any commitment or obligation to create any Benefit Plan.

          (a) Neither the Seller, the Company, nor any of their respective Affiliates has any Contract, plan, or commitment, whether legally binding or not, to create any additional Benefit Plan or to modify or change any existing Benefit Plan. Each contribution or other payment required to be made or to be voluntarily made by each of the Seller and the Company on or before December 31, 1994 with respect to any of the Benefit Plans has been made.

          (b) None of the Benefit Plans is or has been a multi-employer plan, as that term is defined in Section 3(37) of ERISA. There has been no transaction, action, or omission involving the Seller, the Company, any ERISA Affiliate, or (to the best knowledge of the Seller) any fiduciary, trustee, or administrator of any Benefit Plan, or any other Person dealing with any such Benefit Plan or the related trust or funding vehicle, that in any manner violates or will result in a violation (with or without notice or lapse of time or both) of Sections 404 or 406 of ERISA or constitutes or will constitute (with or without notice or lapse of time or both) a prohibited transaction (as defined in Section 4975(c)(I) of the Code or Section 406 of ERISA) for which there exists neither a statutory nor a regulatory exemption and which could subject the Seller or the Company or any party in interest (as defined in Section 3(14) of ERISA) to criminal or civil sanctions under Section 501 or 502 of ERISA, or to Taxes under Code Section 4975, or to any other Liability.

          (c) There has been no reportable event (as defined in Section 4043(b) of ERISA) with respect to any Employee Pension Benefit Plan or any Employee Welfare Benefit Plan for which notice to the PBGC has not been waived by rule or regulation. Neither the Seller nor the Company, nor any ERISA Affiliate has any Liability to the PBGC (other than any Liability for insurance premiums not yet due to the PBGC), to any present or former participant in or beneficiary of any Benefit Plan (or any beneficiary of any such participant or beneficiary), or to any Employee Pension Benefit Plan or any Employee Welfare Benefit Plan. No event, fact, or circumstance has arisen or occurred that has resulted or may reasonably be expected to result in any such Liability or a claim against the Seller or the Company by the PBGC, by any present or former participant in or any beneficiary of any Employee Pension Benefit Plan or any Employee Welfare Benefit Plan (or any beneficiary of any such participant or beneficiary), or by any such Benefit Plan. No filing has been or will be made by the Seller, the Company, or any ERISA Affiliate, and no proceeding has been commenced, for the complete or partial termination of any Employee Pension Benefit Plan or any Employee Welfare Benefit Plan, and no complete or partial termination of any such Benefit Plan has occurred or, as a result of the execution or delivery of this Second Restated Agreement or the consummation of the transactions contemplated hereby, will occur.

          (d) All amounts that each of the Seller and the Company is required to pay by Law or under the terms of the Benefit Plans as a contribution or other payment to or in respect of such Benefit Plans as of December 31, 1994 have been paid. The funding method used in connection with each Benefit Plan that is or at any time has been subject to the funding requirements of Title I, Subtitle B, Part 3 of ERISA, meets the requirements of ERISA and the Code. No Benefit Plan subject to Title IV of ERISA (or any trust established thereunder) has ever incurred any accumulated funding deficiency (as defined in Section 302 of ERISA and
     Section 412 of the Code), whether or not waived, as of the last day of the most recent fiscal year of such Benefit Plan. With respect to any period for which any contribution or other payment to or in respect of any Benefit Plan is not yet due or owing, each of the Seller and the Company has made due and sufficient current accruals for such contributions and other payments in accordance with GAAP and SAP, and such current accruals through the Closing will be duly and fully provided for in the SAP Statement of the Company for the period then ended.

          (e) Each Benefit Plan is and has been operated and administered in all material respects in accordance with all applicable Laws, including, without limitation, ERISA and the Code. Each of the Employee Pension Benefit Plans and Employee Welfare Benefit Plans that is intended to be qualified within the meaning of Section 401(a) of the Code is so qualified and satisfies the requirements of Sections 401(a) and 501(a) of the Code. There exists no fact, condition, or set of circumstances that has or may reasonably be expected to have a material adverse effect on the qualified status of any Employee Pension Benefit Plan or any Employee Welfare Benefit Plan intended to be so qualified or the intended United States federal income Tax treatment or consequences of any Employee Pension Benefit Plan or any Employee Welfare Benefit Plan. None of the Benefit Plans, or any related trust or funding vehicle, conducts or has conducted any unrelated trade or business as that term is defined in
     Section 513 of the Code. All necessary governmental approvals, determinations, and notifications for all Employee Pension Benefit Plans and all Employee Welfare Benefit Plans have been obtained.

          (f) Any actuarial assumptions utilized by Seller or the Company in connection with determining the funding of each Employee Pension Benefit Plan (as set forth in the actuarial report for such Benefit Plan) are reasonable in all material respects. The fair market value of the Assets or Properties held under each Employee Pension Benefit Plan exceeds the actuarially determined present value of all accrued benefits of such Benefit Plan (whether or not vested) determined on an ongoing-Benefit Plan basis.

          (g) Except as disclosed in Section 3.15(g) of the Disclosure Schedule, and except for claims by third parties for benefits owed to participants or beneficiaries under the Benefit Plans, and except for divorce proceedings, there are no pending or (to the best knowledge of the Seller) threatened actions, suits, investigations, or other proceedings by any present or former participant or beneficiary under any Benefit Plan (or any beneficiary of any such participant or beneficiary) involving any Benefit Plan or any rights or benefits under any Benefit Plan or any rights or benefits under any Benefit Plan other than ordinary and usual claims for benefits by participants or beneficiaries thereunder. There is no writ, judgment, decree, injunction, or similar order of any court, governmental or regulatory authority, or other similar Person outstanding against or in favor of any Benefit Plan or any fiduciary thereof.

     3.16 Properties. Except as disclosed in Section 3.16 of the Disclosure Schedule (with paragraph references corresponding to those set forth below):

          (a) The Company has good and valid title to all debentures, notes, stocks, securities, and other assets that are of a type required to be disclosed in Schedules B through DB of its Annual Statement and that are owned by it, free and clear of all Liens.

          (b) The Company owns good and indefeasible title to, or has a valid leasehold interest in, all real property used in the conduct of its business, operations, or affairs or of a type required to be disclosed in Schedule A of the Company's Annual Statement, free and clear of all Liens. All such real property, other than raw land, is in good operating condition and repair and is suitable for its current uses. No improvement on any such real property owned, leased, or held by the Company encroaches upon any real property of any other Person. The Company owns, leases, or has a valid right under Contract to use adequate means of ingress and egress to, from, and over all such real property.

          (c) The Company owns good and indefeasible title to, or has a valid leasehold interest in or has a valid right under Contract to use, all tangible personal property that is used in the conduct of its business, operations, or affairs, free and clear of all Liens. All such tangible personal property is in good operating condition and repair and is suitable for its current uses.

          (d) The Company has, and at all times after the Closing will have, the right to use, free and clear of any royalty or other payment obligations, claims of infringement or alleged infringement, or other Liens, all marks, names, trademarks, service marks, patents, patent rights, assumed names, logos, trade secrets, copyrights, trade names, and service marks that are used in the conduct of its business, operations, or affairs (of which a true and complete list and description is disclosed in Section 3.16(e) of the Disclosure Schedule), and all computer software, programs, and similar systems owned by or licensed to the Seller, the Company or any Affiliate of the Company or used in the conduct of their business, operations, or affairs (of which a true and complete list and description is disclosed in Section 3.16(e) of the Disclosure Schedule). Neither the Seller nor the Company is in conflict with or in violation or infringement of, nor has the Seller or the Company received any notice of any conflict with or violation or infringement of or any claimed conflict with, any asserted rights of any other Person with respect to any intellectual property or any computer software, programs, or similar systems, including, without limitation, any of such items disclosed in Section 3.16(e) of the Disclosure Schedule.

     3.17 Contracts. Section 3.17 of the Disclosure Schedule (with paragraph references corresponding to those set forth below) contains a true and complete list of each of the following Contracts or other documents or arrangements (true and complete copies, or, if none, written descriptions, of which have been made available to the Purchaser, together with all amendments thereto), to which the Company is a party or by which any of its Assets and Properties is or may be bound:

          (a)  all  employment,   agency,   consultation,   or  representation
     Contracts or other Contracts of any type (including, without limitation, loans or advances) with any present officer, director, employee, agent, consultant, or other similar representative of the Company (or former officer, director, employee, agent, consultant or similar representative of the Company, if there exists any present or future liability with respect to such Contract, whether now existing or contingent) (other than
      Contracts with consultants and similar representatives who do not receive compensation of $25,000 or more per year and other than employment or agency Contracts, not containing terms which are unduly burdensome to the

     Company, with agents who do not receive compensation of $25,000 or more per year), and the name, position, and rate of compensation of each such Person and the expiration date of each such Contract, as well as all sick leave, vacation, holiday, and other similar practices, procedures, and policies of each of the Seller or the Company established or administered other than as Benefit Plans;

          (b) all Contracts with any Person containing any provision or covenant limiting the ability of the Company to engage in any line of business or to compete with or to obtain products of services from any Person or limiting the ability of any Person to compete with or to provide products or services to the Company;

          (c) all partnership, joint venture, profit-sharing, or similar Contracts with any Person (other than Benefit Plans);

          (d) all Contracts relating to the borrowing of money by the Company or to the direct or indirect guarantee by the Company of any obligation for borrowed money in excess of $25,000 in the aggregate for the Company or any of its Affiliates, or any other Liability in respect of indebtedness of any other Person, including without limitation any Contract relating to the maintenance of compensating balances that are not terminable by the Company without penalty upon not more than sixty
     (60) calendar days' notice, any line of credit or similar facility, the payment for property, products, or services of any other Person even if such property, products, or services are not conveyed, delivered, or rendered, or the obligation to take-or-pay, keep-well, make-whole, or maintain surplus or earnings levels or perform other financial ratios or requirements; Section 3.17(d) of the Disclosure Schedule contains a true and complete list of any requirements for consents or approvals of creditors needed to consummate the transactions contemplated hereby;

          (e) all leases or subleases of real property used in the Company's business, operations, or affairs, and all other leases, subleases, or rental or use Contracts for which the Company is liable;

          (f) all Contracts relating to the future disposition or acquisition of any investment in or security of any Person or of any interest in any business enterprise (other than the disposition or acquisition of investments in the ordinary course of business and consistent with past practice);

          (g) all Contracts or arrangements (including, without limitation, those relating to the sharing or allocation of expenses, personnel, services, or facilities) between or among the Seller or the Company and any of their Affiliates or any other Person who is described in Section 3.10(p);

          (h)  all  reinsurance,   coinsurance,  or  other  similar  Contracts
     indicating, with respect to each such Contract, the information required to be disclosed in Schedule S of the Company's Annual Statement;

          (i) all outstanding proxies, powers of attorney, or similar delegations of authority of the Company, except for powers of attorney for the service of process pursuant to applicable insurance Laws, except as incident to participation by the Company in the Insurance Guaranty Fund of any State wherein the Company is required or elects to participate in such fund.

          (j) all Contracts for any product, service, equipment, facility, or similar item (other than insurance and annuity Contracts issued, reinsured, or underwritten by the Company and other than reinsurance, coinsurance, and other similar Contracts) that by their respective terms do not expire or terminate or are not terminable by the Company, without penalty or other Liability, within six (6) months after December 31, 1994; and

          (k) all other Contracts (other than insurance and annuity Contracts issued, reinsured, or underwritten by the Company) that involve the payment or potential payment pursuant to the terms of such Contracts, by or to the Company of more than $10,000 individually or in the aggregate or that are otherwise material to the Business or Condition of the Company.

Each Contract disclosed or required to be disclosed in the Disclosure Schedule pursuant to this Section is in full force and effect and constitutes a legal, valid, and binding obligation of the Company and of each other Person that is a party thereto in accordance with its terms; and neither the Company nor (to the best knowledge of the Seller and the Company) any other party to such Contract is in violation or breach of or default under any such Contract (or with or without notice or lapse of time or both, would be in violation or breach of or default under any such Contract). Except as disclosed in Section
3.17 of the Disclosure Schedule (with a specific reference to this sentence), the Company is not a party to or bound by any Contract that was not entered into in the ordinary course of business and consistent with past practice or that has or may reasonably be expected to have, individually or in the aggregate with any other Contracts, a material adverse effect on the Business or Condition of the Company. The Company is not a party to or bound by any collective bargaining or similar labor Contract.

3.18 Insurance  Issued by the Company.  Except as required by Law or except as
disclosed  in  Section  3.18  of  the  Disclosure   Schedule  (with  paragraph
references corresponding to those set forth below):

          (a) All insurance or annuity Contract benefits payable to the Company by any other Person that is a party to or bound by any reinsurance, coinsurance, or other similar Contract with the Company have in all material respects been paid in accordance with the terms of the insurance, annuity, and other Contracts under which they arose, except for such benefits for which the Company reasonably believes there is a reasonable basis to contest payment.

          (b) No outstanding insurance or annuity Contract issued, reinsured, or underwritten by the Company entitles the holder thereof or any other Person to receive dividends, distributions, or to share in the income of the Company or receive any other benefits based on the revenues or earnings of the Company or any other Person.

          (c) The underwriting standards utilized and ratings applied by the Company and (to the best knowledge of the Seller and the Company) by any other Person that is a party to or bound by any reinsurance, coinsurance, or other similar Contract with the Company conform in all material respects to industry accepted practices and to the standards and ratings required pursuant to the terms of the respective reinsurance, coinsurance, or other similar Contracts.

          (d) To the best knowledge of the Seller and the Company, all amounts to which the Company is entitled under reinsurance, coinsurance, or other similar Contracts (including without limitation amounts based on paid and unpaid losses) are fully collectible.

          (e) To the best knowledge of the Seller and the Company, each insurance agent, at the time such agent wrote, sold, or produced business for the Company, was duly licensed as an insurance agent (for the type of business written, sold, or produced by such insurance agent) in the particular jurisdiction in which such agent wrote, sold, or produced such business for the Company.

          (f) To the best knowledge of the Seller and the Company, no such insurance agent violated (or with or without notice or lapse of time or both, would have violated) any term or provision of any Law or any writ, judgment, decree, injunction, or similar order applicable to the writing, sale, or production of business for the Company.

          (g) The tax treatment under the Code of all insurance, annuity or investment policies, plans, or contracts; all financial products, employee benefit plans, individual retirement accounts or annuities; or any similar or related policy, contract, plan, or product, whether individual, group, or otherwise, issued or sold by the Company is and at all times has been the same or more favorable to the purchaser, policyholder or intended beneficiaries thereof as the tax treatment under the Code for which such contracts qualified or purported to qualify at the time of its issuance or purchase. For purposes of this Section 3.18(g), the provisions of the Code relating to the tax treatment of such contracts shall include, but not be limited to, Sections 72, 79, 89, 101, 104, 105, 106, 125, 130, 401, 402, 403, 404, 408, 412, 415, 419, 419A,
     501, 505, 817, 818, 7702, and 7702A of the Code.

          (h)  There  are  no  reinsurance,   coinsurance,  or  other  similar
     Contracts under which the Company receives or has received surplus relief.

     3.19 Threats of Cancellation. Except as disclosed in Section 3.19 of the Disclosure Schedule, since December 31, 1994 no policyholder, group of policyholder Affiliates, or Persons writing, selling, or producing insurance business that individually or in the aggregate accounted for five percent 5% or more of the premium or annuity income of the Company for the year ended December 31, 1994, has terminated or (to the best knowledge of the Seller or the Company) threatened to terminate its relationship with the Company.

     3.20 Licenses and Permits. Except as disclosed in Section 3.20 of the Disclosure Schedule (with paragraph references corresponding to those set forth below):

          (a) The Company owns or validly holds, all licenses, franchises, permits, approvals, authorizations, exemptions, classifications, certificates, registrations, and similar documents or instruments that are required for its business, operations, and affairs and that the failure to so own or hold has or may reasonably be expected to have a material adverse effect on its Business or Condition.

          (b) All such licenses, franchises, permits, approvals, authorizations, exemptions, classifications, certificates, registrations, and similar documents or instruments are valid and in full force and effect, and free of any restrictions imposed by any Person.

     3.21 Operations Insurance. Section 3.21 of the Disclosure Schedule contains a true and complete list and description of all liability, property, workers compensation, directors and officers liability, and other similar insurance Contracts that insure the business, operations, or affairs of the Company or affect or relate to the ownership, use, or operations of any of the Assets and Properties of the Company and that have been issued to the Company or any of its Affiliates (including, without limitation, the names and addresses of the insurers, the expiration dates thereof, and the annual premiums and payment terms thereof) or that are held by the Company or by any Affiliate of the Seller for the benefit of the Company following the Closing. All such insurance is in full force and effect and (to the best knowledge of the Seller and the Company) is with financially sound and reputable insurers and, in light of the business, operations, and affairs of the Company, is in amounts and provides coverage that are reasonable and customary for Persons in similar businesses.

     3.22 Intercompany Accounts. Except as reflected in the December 31, 1994 SAP Statement, or except as disclosed in Section 3.22 of the Disclosure Schedule, there are no accounts between the Company and any of its Affiliates, and neither the Seller nor any of its Affiliates provides or causes to be provided to the Company any products, services, equipment, facilities, or similar items that, individually or in the aggregate are or may reasonably be expected to be material to the Business or Condition of the Company. Except as disclosed in Section 3.22 of the Disclosure Schedule, since December 31, 1994 no such intercompany accounts in excess of $10,000 have been paid or received, and all settlements of such intercompany accounts have been made, and all allocations of such intercompany expenses have been applied, in the ordinary course of business and consistent with past practice. All intercompany accounts shall be written off prior to the Closing and, if constituting an admitted asset, taken into account in calculating the Adjusted Capital and Surplus of the Company.

     3.23 Bank Accounts. Section 3.23 of the Disclosure Schedule contains a true and complete list of the names and locations of all banks, trust companies, securities brokers, and other financial institutions at which the Company has an account or safe deposit box or maintains a banking, custodial, trading, or other similar relationship and a true and complete list and description of each such account, box, and relationship, indicating in each case the account number and the names of the officers, employees, agents, or other similar representatives of the Company transacting business with respect thereto.

     3.24 Brokers. All negotiations relative to this Second Restated Agreement and the transactions contemplated hereby have been carried out by the Seller directly with the Purchaser, without the intervention of any Person on behalf of the Seller in such manner as to give rise to any valid claim by any Person against the Purchaser or the Seller for a finder's fee, brokerage commission, or similar payment.

     3.25  Disclosure.   Neither  this  Second  Restated   Agreement  nor  any
certificate furnished by the Seller or the Company to the Purchaser in connection with this Second Restated Agreement or the transactions contemplated hereby contains any untrue statement of a material fact by the Seller or the Company or omits to state a material fact by the Seller or the Company necessary to make the statements herein or therein not misleading in light of the circumstances in which they were made.

                                  ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

     The Purchaser hereby represents and warrants to the Seller as follows:

     4.1 Organization. The Purchaser is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Indiana and has full corporate power and authority to enter into this Second Restated Agreement and to perform its obligations under this Second Restated Agreement. The Purchaser is duly licensed, qualified, or admitted to do business and is in good standing in all jurisdictions in which the failure to be so licensed, qualified, or admitted and in good standing, individually or in the aggregate with other such failure, has or may reasonably be expected to have a material adverse effect on the validity or enforceability of this Second Restated Agreement, on the ability of the Purchaser to perform its obligations under this Second Restated Agreement or on the Business or Condition of the Purchaser.

     4.2  Authority.  The Board of  Directors  of the  Purchaser  has duly and validly approved this Second Restated Agreement and the transactions contemplated hereby. The execution and delivery of this Second Restated Agreement by the Purchaser and the performance by the Purchaser of its obligations under this Second Restated Agreement have been duly and validly authorized by all necessary corporate action on the part of the Purchaser. This Second Restated Agreement constitutes a legal, valid, and binding obligation of the Purchaser and is enforceable against the Purchaser in accordance with its terms, except to the extent that enforcement may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium, or similar Laws now or hereafter in effect relating to or limiting creditors' rights generally and the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court or other similar Person before which any proceeding therefor may be brought.

     4.3 No Conflicts or Violations. The execution and delivery of this Second Restated Agreement by the Purchaser do not, and the performance by the Purchaser of its obligations under this Second Restated Agreement will not:

          (a) subject to obtaining the approvals contemplated by Section 6.1 hereof, violate any term or provision of any Law or any writ, judgment, decree, injunction, or similar order applicable to the Purchaser;

          (b) conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, any of the terms, conditions, or provisions of the articles of incorporation or bylaws of the Purchaser;

          (c) except as disclosed in writing to the Seller, result in the creation or imposition of any Lien upon the Purchaser or any of its Assets and Properties that individually or in the aggregate with any other Liens has or may reasonably be expected to have a material adverse effect on the validity or enforceability of this Second Restated Agreement or on the ability of the Purchaser to perform its obligations under this Second Restated Agreement;

          (d) except as disclosed in writing to the Seller, conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, or give to any person any right of termination, cancellation, acceleration, or modification in or with respect to, any Contract to which the Purchaser is a party or by which any of its Assets and Properties may be bound and as to which any such conflicts, violations, breaches, defaults, or rights individually or in the aggregate have or may reasonably be expected to have a material adverse effect on the validity or enforceability of this Second Restated Agreement or on the ability of the Purchaser to perform its obligations under this Second Restated Agreement; or

          (e) require the Purchaser to obtain any consent, approval, or action of, or make any filing with or give any notice to, any Person except as contemplated in Section 6.1, as disclosed in writing to the Seller, or those which the failure to obtain, make, or give individually or in the aggregate with other such failures has or may reasonably be expected to have no material adverse effect on the validity or enforceability of this Second Restated Agreement or on the ability of the Purchaser to perform its obligations under this Second Restated Agreement.

     4.4 Litigation. There are no actions, suits, investigations, or proceedings pending against the Purchaser, or (to the best knowledge of the Purchaser) threatened against the Purchaser, at law or in equity, in, before, or by any Person, that individually or in the aggregate have or may reasonably be expected to have a material adverse effect on the validity or enforceability of this Second Restated Agreement, on the ability of the Purchaser to perform its obligations under this Second Restated Agreement or on the Business and Condition of the Purchaser.

     4.5 Purchase for Investment. The Shares will be acquired by the Purchaser for its own account for the purpose of investment. The Purchaser agrees that: it will not offer, sell, pledge, hypothecate, or otherwise dispose of the shares unless such offer, sale, pledge, hypothecation or other disposition is
(i) registered under the Securities Act of 1933 and any other applicable securi ties laws, or (ii) in compliance with an opinion of counsel to the Purchaser, delivered to the Seller and reasonably acceptable to it, to the effect that such offer, sale, pledge, hypothecation or other disposition does not violate the Securities Act of 1933 or such other securities laws; and the certificate(s) representing the Shares shall bear a legend evidencing the restrictions or transfer set forth in the foregoing clause (a).

     4.6 Brokers. All negotiations relative to this Second Restated Agreement and the transactions contemplated hereby have been carried out by the Purchaser directly with the Seller, without the intervention of any Person on behalf of the Purchaser in such manner as to give rise to any valid claim by any Person against the Seller or the Purchaser for a finder's fee, brokerage com mission, or similar payment.

     4.7 Disclosure. Neither this Second Restated Agreement nor any certificate furnished by the Purchaser to the Seller in connection with this Second Restated Agreement or the transactions contemplated hereby contains any untrue statement by the Purchaser of material fact or omits to state a material fact by the Purchaser necessary to make the statements herein or therein not misleading in light of the circumstances in which they were made.

                                   ARTICLE V

                        COVENANTS OF SELLER AND COMPANY

     The Seller and the Company covenant and agree with the Purchaser that, at all times before the Closing, the Seller and the Company will comply with all of the covenants and provisions of this Article V, except to the extent the Purchaser may otherwise consent in writing or to the extent otherwise required or permitted by this Second Restated Agreement.

     5.1 Regulatory Approvals. The Seller and the Company will (a) take all commercially reasonable steps necessary or desirable, and proceed diligently and in good faith and use all commercially reasonable efforts to obtain, as promptly as practicable, all approvals and consents required by the applicable Contract of any holder of indebtedness of the Seller or the Company; (b) take all commercially reasonable steps necessary or desirable, and proceed diligently and in good faith and use all commercially reasonable efforts to obtain, as promptly as practicable, all approvals, authorizations, and clearances of governmental and regulatory authorities required of the Seller or the Company to consummate the transactions contemplated hereby; (c) provide such other information and communications to such governmental and regulatory authorities as the

Purchaser or such authorities may reasonably request; and (d) cooperate with the Purchaser in obtaining, as promptly as practicable, all approvals, authorizations, and clearances of governmental or regulatory authorities and others required of the Purchaser to consummate the transactions contemplated hereby, including, without limitation, any required approvals of the insurance regulatory authorities in the State of Mississippi and the State of Indiana.

     5.2 Investigation by the Purchaser. The Seller and the Company will provide (a) the Purchaser, its lenders, and their respective counsel, accountants, actuaries, and other representatives with full access, upon prior notice and during normal business hours, to all facilities, officers, employees, agents, accountants, actuaries, Assets and Properties, and Books and Records of the Seller and the Company and will furnish the Purchaser and such other Persons during such period with all such information and data (including, without limitation, copies of Contracts, Benefit Plans, and other Books and Records) concerning the business, operations, and affairs of the Company as the Purchaser or any of such other Persons reasonably may request and (b) the Pur chaser with timely notice of and full access to the minutes of all meetings (and all actions by written consent in lieu thereof) of the board of directors and stockholders of the Company involving matters which are not in the ordinary course of business and consistent with past practice, except such minutes of meetings as involve only matters related to the consummation of the transactions contemplated herein.

     5.3 No Negotiations, etc. The Seller and the Company will not take, and will not permit any Affiliate of the Seller or the Company (or permit any other Person acting for or on behalf of the Seller or the Company or any Affiliate of the Seller or the Company) to take, directly or indirectly, any action (a) to seek or encourage any offer or proposal from any Person to acquire any shares of capital stock or any other securities of the Company or any interest therein or Assets and Properties thereof or any interest therein;
 (b) to merge, consolidate, or combine, or to permit any other Person to merge, consolidate or combine, with the Company; (c) to liquidate, dissolve, or reorganize the Company in any manner; (d) to acquire or transfer any Assets and Properties of the Company or any interests therein, except as contemplated by the terms of this Second Restated Agreement; (e) to reach any agreement or understanding (whether or not such agreement or understanding is absolute, revocable, contingent, or conditional) for, or otherwise to attempt to
consummate,   any   such   acquisition,   transfer,   merger,   consolidation,
combination, or reorganization; or (f) to furnish or cause to be furnished any information with respect to the Company to any Person (other than the Purchaser or the Mississippi Department of Insurance) that the Seller or the Company or any Affiliate of the Seller or the Company (or any Person acting for or on behalf of the Seller, the Company or any other Affiliate of the Seller or the Company) knows or has reason to believe is in the process of
attempting   or   considering   any  such   acquisition,   transfer,   merger,
consolidation, combination, liquidation, dissolution, or reorganization. If the Seller, the Company or any other Affiliate of the Seller or the Company receives from any Person (other than the Purchaser) any offer, proposal, informational request, inquiry or contact that is subject to this Section, the Seller will promptly advise such Person, by written notice, of the terms of this Section and will promptly deliver a copy of such notice to the Purchaser and advise the Purchaser fully concerning the identity of such Person, the terms of any proposal or offer, or the nature of any informational request, inquiry or contact which is made.

     5.4 Conduct of Business. The Company will conduct its business only in the ordinary course and consistent with past practices. Without limiting the generality of the foregoing:

          (a) The Seller and the Company will use all commercially reasonable efforts to (i) preserve intact the Company's present business organization, reputation, and policyholder relations; (ii) keep available the services of the Company's present officers, directors, employees, agents, consultants, and other similar representatives; (iii) maintain all licenses, qualifications, and authorizations of the Company to do business in each jurisdiction in which it is so licensed, qualified, or authorized; (iv) maintain in full force and effect all Contracts, documents, and arrangements referred to in Section 3.17 hereof, (v) maintain all Assets and Properties of the Company in good working order and condition, ordinary wear and tear excepted and (vi) continue all current marketing and selling activities relating to the business, operations, or affairs of the Company, except the Company shall not issue or commit to issue any insurance or annuity Contracts except (A) pursuant to existing insurance or annuity Contract provisions or (B) insurance or annuity contracts which have no impact on Adjusted Capital and Surplus.

          (b) The Seller and the Company will cause the Books and Records of the Company to be maintained in the usual manner and consistent with past practices and will not permit a material change in any underwriting, investment, actuarial, financial reporting, or accounting practices or policies of the Company or in any assumption underlying such practices or policies, or in any method of calculating any bad debt, contingency, or other reserve for financial reporting purposes or for other accounting purposes (including, without limitation, any practice, policy, assumption, or method relating to or affecting the determination of the Company's investment income, reserves or other similar amounts, or operating ratios with respect to expenses, losses, or lapses).

          (c) The Seller and the Company will: (i) properly prepare and duly and timely file all reports and all Tax Returns required to be filed with any governmental or regulatory authorities with respect to the business, operations, or affairs of the Company; and (ii) duly and fully pay all Taxes indicated by such Tax Returns or otherwise levied or assessed upon the Company or any of its Assets and Properties, and withhold or collect and pay to the proper taxing authorities or hold in separate bank accounts for such payment all Taxes that the Company is required to so withhold or collect and pay, unless such Taxes are being contested in good faith and, if appropriate, reasonable reserves therefor have been established and reflected in the Books and Records of the Company in accordance with GAAP and SAP.

          (d) The Company will: (i) cause all reserves and other similar amounts with respect to insurance and annuity Contracts established or reflected in the Company's Books and Records to be (A) established and reflected on a basis consistent with those reserves and other similar amounts and reserving methods followed by the Company at December 31, 1994 and (B) good, sufficient and adequate (under generally accepted actuarial principles consistently applied) to cover the total amount of all reasonably anticipated matured and unmatured benefits, dividends, losses, claims, expenses, and other Liabilities of the Company under all insurance and annuity Contracts pursuant to which the Company has or will have any Liability (including, without limitation, any Liability arising under or as a result of any reinsurance, coinsurance, or other similar Contract); and (ii) continue to own assets that qualify as legal reserve assets under all applicable insurance Laws in an amount at least equal to the required reserves of the Company and other similar amounts.

          (e) The Company will use all commercially reasonable efforts to maintain in full force and effect until the Closing substantially the same levels of coverage as the insurance afforded under the Contracts listed in Section 3.21 of the Disclosure Schedule. Any and all benefits under such Contracts paid or payable (whether before or after the effective date of this Second Restated Agreement) with respect to the business, operations, affairs, or Assets and Properties of the Company will be paid to the Company.

          (f) The Company will continue to comply, in all material respects, with all Laws applicable to its business, operations, or affairs.

          (g) (Not used.)

          (h) The Company will not enter into any reinsurance Contracts (whether as the ceding company or the assuming company).

          (i) Purchaser shall be entitled to have a representative present at the offices of Company from the date of execution of this Second Restated Stock Purchase Agreement until Closing to monitor the business and financial affairs of Company.

     5.5 Financial Statements and Reports. (a) As promptly as practicable after March 31, 1995, the Seller will deliver to the Purchaser a true and complete copy of the SAP Statement filed by the Company for the quarter ended March 31, 1995, and for each quarter thereafter until Closing, prepared in accordance with SAP and which shall present fairly the financial condition, the Assets and Properties, and the Liabilities of the Company as of the date thereof and the results of operations, capital and surplus account, and cash flow of the Company for and during each of the periods covered thereby.

          (b) The Seller will deliver to Purchaser audited GAAP Financial Statements for the Company for each of the years ended December 31, 1992, 1993 and 1994 (and the notes relating thereto), and unaudited financial statements for the quarter ended March 31, 1995, and for each quarter thereafter until Closing, prepared in accordance with GAAP which shall present fairly the financial condition, the Assets and Properties, and the Liabilities of the Company as of the date thereof and the results of operations, capital and surplus account, and cash flow of the Company for and during each of the periods covered thereby, within thirty (30) days after Closing.

     5.6 Investments. The Company will invest its future cash flow, any cash from matured and maturing investments, any cash proceeds from the sale of its Assets and Properties, and any cash funds currently held by the Company, in the ordinary course of its business and consistent with past practices to meet the Company's reasonably anticipated current obligations. The Company will take no actions unless approved in writing by the Purchaser to sell or transfer any Assets and Properties other than in the ordinary course of business.

     5.7 Employee Matters.

          (h) Except as may be required by Law or as disclosed in Section 5.8 of the Disclosure Schedule, or except for such representations, promises, changes, alterations, or amendments that do not and will not result in any Liability to the Company or the Purchaser, the Seller and the Company will refrain from directly or indirectly:

               (i) making any representation or promise, oral or written, to any officer, director, employee, agent, consultant, or other similar representative of the Company concerning any Benefit Plan;

               (ii) making any change to, or amending in any way, the Contracts, salaries, wages, or other compensation of any officer, director, employee, agent, consultant, or other similar representative of the Company whose annual compensation exceeds $25,000, other than routine changes or amendments that (a) are made in the ordinary course of business and consistent with past practices, (b) do not and will not result in increases of more than five percent (5%) in the salary, wages, or other compensation of any such Person, and (c) do not and will not exceed, in the aggregate, five percent (5%) of the total salaries, wages, and other compensation of all employees of the Company;

               (iii)  adopting,   entering  into,   amending,   altering,   or
          terminating, partially or completely, any Benefit Plan;

               (iv) adopting, entering into, amending, altering, or terminating, partially or completely, any employment, agency, consultation, or representation Contract that is, or had it been in existence on the effective date of this Second Restated Agreement would have been, required to be disclosed in Section 3.17(a) of the Disclosure Schedule;

               (v)  approving  any general or  company-wide  pay increases for
          officers,  directors,   employees,  agents,  consultants,  or  other
          similar representatives of the Company; or

               (vi) entering into any Contract with any officer, director, employee, agent, consultant, or other similar representative of the Company that is not terminable by the Company, without penalty or other Liability, upon not more than sixty (60) calendar days' notice.

     5.8 No Charter Amendments. The Seller and the Company will not amend the arti cles or certificate of incorporation or Bylaws of the Company and will refrain from taking any action with respect to any such amendment.

     5.9 No Issuance of Securities. The Seller and the Company will refrain from authorizing or issuing, any shares of capital stock or other equity securities of the Company, or from entering into any Contract or granting any option, warrant, or right calling for the authorization or issuance of any such shares or other equity securities, or creating or issuing any securities directly or indirectly convertible into or exchangeable for any such shares or other equity securities, or issuing any options, warrants, or rights to purchase any such convertible securities.

     5.10 No Dividends. Except for dividends and distributions declared after the date of this Second Restated Agreement in conformity with this Second Restated Agreement or which have been approved in writing by the Purchaser and for which any required regulatory approvals have been received, the Company will refrain from declaring, setting aside, or paying any dividend or other distribution in respect of its capital stock and from directly or indirectly redeeming, purchasing, or otherwise acquiring any of its capital stock or any interest in or right to acquire any such stock.

     5.11 No Disposal of Property. Except as set forth in Section 5.12 of the Disclosure Schedule or as expressly provided in this Second Restated
Agreement, the Company will not (a) dispose of any of its Assets and Properties or permit any of its Assets and Properties to be subjected to any Liens, except to the extent any such disposition or any such Lien is made or incurred in the ordinary course of the business and consistent with past practices, (b) sell any material part of its insurance products, operations, or business to any third party (other than sales of insurance products in the ordinary course of business consistent with past practices pursuant to Section 5.5(a)), (c) enter into any contracts obligating the Company to administer the insurance operations of any Person other than any Affiliate, (d) enter into any Contracts permitting any Person other than any Affiliate of the Company to administer the Company's insurance operations, or (e) enter into or assume any Contract, if doing so could involve a loss, cost, expense or commitment in excess of $10,000.

     5.12 No Breach or Default. The Company will not violate or breach, and will not take or fail to take any action that (with or without notice or lapse of time or both) would constitute a violation, breach, or default in any way under any term or provision of any Contract to which it is a party or by which any of its Assets and Properties is or may be bound.

     5.13 No Indebtedness. The Company will not create, incur, assume, guarantee, or otherwise become liable for, and will not cancel, pay, agree to cancel or pay, or otherwise provide for a complete or partial discharge in advance of a scheduled payment date with respect to, any

Liability, and will not waive any right to receive any direct or indirect payment or other benefit under any Liability owing to it.

     5.14 No Acquisitions. The Company will not (a) merge, consolidate, or otherwise combine or agree to merge, consolidate, or otherwise combine with any other Person, (b) acquire or agree to acquire blocks of business of, or all or substantially all the Assets and Properties or capital stock or other equity securities of any other Person, or (c) otherwise acquire or agree to acquire control or ownership of any other Person.

     5.15 Intercompany Liabilities. At least five Business Days before the Closing, the Seller will deliver to the Purchaser a true and complete list and description of all Liabilities between the Company and any Affiliate of the Company to be outstanding on the Closing Date. The Company will not enter into any Contract or, except as required by any Contract disclosed in Section 3.17(g) of the Disclosure Schedule, engage in any transaction with any of its Affiliates.

     5.16 Resignations of Officers and Directors. Seller and the Company will cause the members of the Board of Directors and officers of the Company to tender, effective at the Closing, their resignations from the Board of Directors and offices then held by such officers in the Company.

     5.17 Tax Matters. The Seller will refrain and will cause the Company to refrain (a) from making, filing, or entering into (whether before or after the Closing) any election, consent, or agreement described in Section 3.12(e) or
Section 3.12(f) with respect to the Company or any of its Assets and Properties and (b) from amending or cancelling any reinsurance or coinsurance Contract.

     5.18 Dismissal of Pending Litigation. Seller will cause the counterclaim filed in the action entitled "Standard Management Corporation v. Dixie National Corporation", currently pending in the Marion County, Indiana Superior Court as Cause No. 49D129410-CP-0107, to be dismissed with prejudice, as soon as practical, and to release any claim to the principal sum of Two Hundred Fifty Thousand Dollars ($250,000) plus accrued interest thereon. Seller shall pay all attorneys fees incurred by Seller or Company in said litigation. Purchaser will simultaneously dismiss the referenced action, with prejudice.

     5.19 Disclosure Schedule. The Seller shall deliver any Second Restated Sections of the Disclosure Schedule to the Purchaser at the time of execution of this Second Restated Agreement..

     5.20 Shareholder Meeting. The Seller shall call a meeting of shareholders of the Seller to be held on September 19, 1995 to secure shareholder approval to the transactions described herein.

     5.21 Notice and Cure. The Seller will notify the Purchaser promptly in writing of, and contemporaneously will provide the Purchaser with true and complete copies of any and all infor mation or documents relating to, and will use all commercially reasonable efforts to cure before the

Closing, any event, transaction, or circumstance occurring after the effective date of this Second Restated Agreement that causes or will cause any covenant or agreement of the Seller under this Second Restated Agreement to be breached, or that renders or will render untrue any representation or warranty of the Seller contained in this Second Restated Agreement as if the same were made on or as of the date of such event, transaction, or circumstance. The Seller also will use all commercially reasonable efforts to cure, before the Closing, any violation or breach of any repre sentation, warranty, covenant, or agreement made by it in this Second Restated Agreement, whether occurring or arising before or after the effective date of this Second Restated Agreement.

     5.22 Triennial Report. The Seller shall promptly deliver all preliminary and final reports of the financial examination of the Company issued by the State of Mississippi for the three (3) year period ending December 31, 1994, which report shall not require the Company to post a reserve in excess of $1,010,000 relating to the settlement of Becker v. Dixie National Life Insurance Company, nor shall the Mississippi Department of Insurance require an additional deposit of assets by the Company in excess of $2,000,000 pending final conclusion and dismissal of such suit, at which time such deposit shall be released.

                                  ARTICLE VI

                            COVENANTS OF PURCHASER

     The Purchaser covenants and agrees with the Seller that, at all times before the Closing and with respect to Sections 6.2 and 6.3, after Closing, the Purchaser will comply with all covenants and provisions of this Article VI, except to the extent the Seller may otherwise consent in writing or to the extent otherwise required or permitted by this Second Restated Agreement.

     6.1 Regulatory Approvals. The Purchaser will (a) take all commercially reasonable steps necessary or desirable, including the filings required to be made with the Departments of Insurance of the States of Mississippi and Indiana which shall be made within thirty (30) days of the date hereof, and proceed diligently and in good faith and use all commercially reasonable efforts to obtain, as promptly as practicable, all approvals, authorizations, and clearances of governmental and regulatory authorities required of the Purchaser to consummate the transactions contemplated hereby; (b) provide such other information and communications to such governmental and regulatory authorities as the Seller or such authorities may reasonably request; and (c) cooperate with the Seller in obtaining, as promptly as practicable, all approvals, authorizations, and clearances of governmental or regulatory authorities required of the Seller to consummate the transactions contemplated hereby.

     6.2 Home Office Lease. The Purchaser will cause the Company to comply with the monthly payment obligations of that certain home office lease on premises located at 3760 I-55 North, Jackson, Mississippi 39211 (the "Premises"), through the earlier of the sale of the building by Vanguard, Inc., the sale of Vanguard, Inc., or, in any event, December 31, 1996, with the lessor, Vanguard, Inc., a wholly-owned subsidiary of the Seller, at the rental rate of Fifteen Thousand Dollars ($15,000) per month. For the first three months after Closing, Purchaser shall pay for routine maintenance, casualty insurance and ad valorem taxes not to exceed $5,000.00 per month. The Purchaser will vacate the Premises within three (3) months after Closing. During the remainder of the lease following Closing, Seller may use and occupy all portions of the Premises not reserved for use of the Company hereunder. During the three (3) month transitional period, the Purchaser shall be entitled to use such furniture and equipment currently located on the Premises for employees of the Company.

     6.3 Assignment of Certain Receivable from Central United Life Insurance Company. At and after Closing, the Purchaser will cause the Company to pay to Seller up to the sum of $53,872 if recovered by the Company after June 30, 1995 with respect to its receivable due from Central United Life Insurance Company at June 30, 1995. The Purchaser will cause the Company to take commercially reasonable efforts to recover such receivable; however, the decision to institute litigation shall be at the sole discretion of the Purchaser. The Seller agrees to reasonably cooperate with the Purchaser in its efforts to recover such receivable.

     6.4 Notice and Cure. The Purchaser will notify the Seller promptly in writing of, and contemporaneously will provide the Seller with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction, or circumstance occurring after the effective date of this Second Restated Agreement that causes or will cause any covenant or agreement of the Purchaser under this Second Restated Agreement to be breached, or that renders or will render untrue any representation or warranty of the Purchaser contained in this Second Restated Agreement as if the same were made on or as of the date of such event, transaction, or circumstance. The Purchaser also will use all commercially reasonable efforts to cure, before the Closing, any violation or breach of any rep resentation, warranty, covenant, or agreement made by it in this Second Restated Agreement, whether occurring or arising before or after the effective date of this Second Restated Agreement.

     6.5 Hart-Scott Filing. As soon as reasonably possible after the execution of this Second Restated Agreement, but in any event not later than September 6, 1995, Purchaser will file in the form and manner required, all filings required under the Hart-Scott-Rodino Antitrust Improvement Act of 1976 (15 USC
Section 18a) with the U.S. Department of Justice.

                                  ARTICLE VII

                    CONDITIONS TO OBLIGATIONS OF PURCHASER

     The   obligations   of  the  Purchaser   hereunder  are  subject  to  the
fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by the Purchaser).

     7.1 Representations and Warranties. The representations and warranties made by the Seller in this Second Restated Agreement and the statements of the Seller contained in the Disclosure Schedule shall be true as of the effective date of this Second Restated Agreement, the certifications given pursuant to
Section 5.6(c) shall be true as of the date given, and all of such representations, warranties, certifications and statements shall be true on and as of the Closing Date as though such representations, warranties, certifications and statements were made on and as of the Closing Date.

     7.2 Performance. The Seller and the Company shall have performed and complied with all agreements, covenants, obligations, and conditions required by this Second Restated Agreement to be so performed or complied with by the Seller and/or the Company at or before the Closing, including those specifically referred to elsewhere in this Article VII.

     7.3 Certificates of Officer of Seller. The Seller shall have delivered to the Purchaser a certificate, dated the Closing Date in the form of Exhibit C hereto and executed by the chief executive officer or chief financial officer of the Seller, certifying (with respect to the Seller and, as appropriate, the Company) as to the fulfillment of the conditions set forth in this Article
VII. In addition, the Seller shall have delivered to the Purchaser a certificate, dated the Closing Date and executed by the secretary or any assistant secretary of the Seller, certifying that the Seller has duly and validly taken all corporate action necessary to authorize its execution and delivery of this Second Restated Agreement and its performance of its obligations under this Second Restated Agreement, and that the resolutions (true and complete copies of which shall be attached to the certificate) of the Board of Directors with respect to this Second Restated Agreement and the transactions contemplated hereby have been duly and validly adopted and are in full force and effect.

     7.4 No Injunction. There shall not be in effect on the Closing Date any writ, judgment, injunction, decree, or similar order of any court or similar Person restraining, enjoining, or otherwise preventing consummation of any of the transactions contemplated by this Second Restated Agreement.

     7.5 No Proceeding or Litigation. There shall not be instituted, pending, or (to the best knowledge of the Purchaser or the Seller) threatened any action, suit, investigation, or other proceeding in, before, or by any court, governmental or regulatory authority, or other Person to restrain, enjoin, or otherwise prevent consummation of any of the transactions contemplated by this Second Restated Agreement or to recover any Damages or obtain other relief as a result of this Second Restated Agreement or any of the transactions contemplated hereby or as a result of any Contract entered into in connection with or as a condition precedent to the consummation hereof, which action, suit, investigation, or other proceeding may, in the reasonable opinion of the Purchaser, result in a decision, ruling, or finding that individually or in the aggregate has or may reasonably be expected to have a material adverse effect on the validity or enforceability of this Second Restated Agreement, on the ability of the Seller, the Company or the Purchaser to perform its respective obligations under this Second Restated Agreement, or on the Business or Condition of the Purchaser or the Company. There shall not be in effect on the Closing Date any voluntary or involuntary bankruptcy, receivership, conservatorship, or similar proceeding with respect to the Company or the Seller.

     7.6 Consents, Authorizations, etc. All orders, consents, permits, authorizations, approvals, and waivers of every Person disclosed pursuant to
Section 4.3 and necessary to permit
the Purchaser to perform its obligations under this Second Restated Agreement and to consummate the transactions contemplated hereby and to permit the Purchaser to acquire the Shares pursuant to this Second Restated Agreement (including, without limitation, any requisite action of the insurance regulatory authorities in the State of Mississippi and the State of Indiana, in each case without the abrogation or diminishment of the Company's authority or license or the imposition of significant restrictions upon the transactions contemplated hereby) shall have been obtained and shall be in full force and effect, and the Seller and the Company shall have obtained all consents, approvals, authorizations and clearances referred to in Section 5.1 and the Purchaser shall have received evidence satisfactory to it of the receipt of such consents, approvals, authorizations and clearances.

     7.7 No Adverse Change. Except as disclosed in Section 3.10 of the Disclosure Schedule or as specifically reflected in the December 31, 1994 Annual Statement of the Company (it being understood that no material adverse trend has been so disclosed or reflected), or except for changes or developments relating to the conduct of the Company's business after the effective date of this Second Restated Agreement in conformity with the requests of the Purchaser, since December 31, 1994 there shall not have been, occurred, or arisen any change in, or any event (including, without limitation, any damage, destruction, or loss whether or not covered by insur ance), condition, or state of facts of any character that individually or in the aggregate has or may reasonably be expected to have a material adverse effect on the Business or Condition of the Company.

     7.8 Opinion of Counsel. The Seller shall have delivered to the Purchaser the opinion, dated the Closing Date, of Wells, Moore, Simmons & Neeld, counsel to the Seller, to the effect set forth in Exhibit E hereto.

     7.9 Resignation of Officers and Directors. The resignations of the members of the Board of Directors and officers of the Company pursuant to
Section 5.17, effective as of the Closing Date, shall have been delivered to the Purchaser on or before the Closing Date.

     7.10 Shareholder Approval. The shareholders of the Seller shall have approved the sale of the Shares of the Company in accordance with applicable Laws and Seller's articles of incorporation and bylaws at a meeting to be held on the date specified in Section 5.21 hereof.

     7.11 Hart-Scott. Purchaser and Seller shall have made all filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (15 USC ss.18a), and all waiting periods shall have passed without any action having been taken by the Department of Justice or any other governmental department.

     7.12 Management Agreement. The current management agreement between the Seller and the Company shall have been terminated and or, at Purchaser's option, assigned from Seller to Purchaser.

                                 ARTICLE VIII

                      CONDITIONS TO OBLIGATIONS OF SELLER

     The obligations of the Seller hereunder are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by the Seller).

     8.1 Representations and Warranties. The representations and warranties made by the Purchaser in this Second Restated Agreement shall be true as of the effective date of this Second Restated Agreement and shall be true on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date.

     8.2 Performance. The Purchaser shall have performed and complied with all agreements, covenants, obligations, and conditions required by this Second Restated Agreement to be so performed or complied with by the Purchaser at or before the Closing.

     8.3 Officer's Certificates. The Purchaser shall have delivered to the Seller a certificate, dated the Closing Date in the form of Exhibit E hereto and executed by the chief executive officer or the chief financial officer of the Purchaser, certifying with respect to the Purchaser as to the fulfillment of the conditions set forth in this Article VIII. In addition, the Pur chaser shall have delivered to the Seller a certificate, dated the Closing Date and executed by the secretary or any assistant secretary of the Purchaser certifying that the Purchaser has duly and validly taken all corporate action necessary to authorize its execution and delivery of this Second Restated Agreement and its performance of its obligations under this Second Restated Agreement, including, without limitation, that Purchaser has taken all action necessary to authorize the acquisition of the Shares, and that the resolutions (true and complete copies of which shall be attached to the certificate) of the Board of Directors of the Purchaser with respect to this Second Restated Agreement and the transactions contemplated hereby have been duly and validly adopted and are in full force and effect.

     8.4 No Injunction. There shall not be in effect on the Closing Date any writ, judgment, injunction, decree, or similar order of any court or similar Person restraining, enjoining, or otherwise preventing consummation of any of the transactions contemplated by this Second Restated Agreement.

     8.5 No Proceeding or Litigation. There shall not be instituted, pending, or (to the best knowledge of the Purchaser or of the Seller) threatened any action, suit, investigation, or other proceeding in, before, or by any court, governmental or regulatory authority, or other Person to restrain, enjoin, or otherwise prevent consummation of any of the transactions contemplated by this Second Restated Agreement or to recover any Damages or obtain other relief as a result of this Second Restated Agreement or any of the transactions contemplated hereby or as a result of any Contract entered into in connection with or as a condition precedent to the consummation hereof, which action, suit investigation, or other proceeding may, in the reasonable opinion of the Seller, result in a decision, ruling, or finding that individually or in the aggregate has or may reasonably be expected to have a material adverse effect on the validity or enforceability of this Second Restated Agreement, on the ability of the Purchaser or the Seller to perform its obligations under this Second Restated Agreement or on the Business or Condition of the Seller.

     8.6 Consents, Authorizations, etc. All orders, consents, permits, authorizations, approvals, and waivers of every Person disclosed pursuant to
Section 3.5 and necessary to permit the Seller to perform its obligations under this Second Restated Agreement and to consummate the transactions contemplated hereby shall have been obtained and shall be in full force and effect, and the Purchaser shall have obtained all consents, approvals, authorizations and clearances referred to in Section 6.1 and the Seller shall have received evidence satisfactory to it of the receipt of such consents, approvals, authorizations and clearances.

     8.7 Opinion of Counsel. The Purchaser shall have delivered to the Seller the opinion, dated the Closing Date, of Brunini, Grantham, Grower & Hewes, P.L.L.C., counsel to the Purchaser, to the effect set forth in Exhibit F hereto.

                                  ARTICLE IX

                       SURVIVAL OF PROVISIONS; REMEDIES

     9.1 Survival. The representations, warranties, covenants, and agreements respectively made by the Seller and the Purchaser in this Second Restated
Agreement, in the Disclosure Schedule, or in any certificate respectively delivered by the Seller or the Purchaser pursuant to Section 7.3 or Section
8.3 will survive the Closing:

          (a) until the expiration of all applicable statutes of limitations (including all periods of extension, whether automatic or permissive) in the case of the representations and warranties of the Seller respectively set forth in Sections 3.1, 3.2, 3.3, 3.12, and 3.14 hereof, and in the case of the indemnification agreements respectively set forth in Sections
     10.1 and 10.2 hereof; and

          (b) until the thirty-sixth (36th) month anniversary of the Closing in the case of all other representations, warranties, covenants, and agreements, except that covenants and agreements to be performed after the Closing in accordance with their terms will survive until the last period to which any such Tax benefit could be carried pursuant to the Code, and each indemnification agreement as to litigation set forth in clause (ii) or (iii) of Section 10.3(a) will survive until a final, nonappealable judgment has been entered with respect to the last of such litigation.

If a Claim Notice or an Indemnity  Notice is given in accordance  with Section
10.5 before expiration of the applicable time period referenced above, then (notwithstanding such time period) the representation, warranty, covenant, or agreement applicable to such claim shall survive until, but only for purposes of, resolution of such claim.

         9.2 Available Remedies. Each party expressly agrees that, consistent with its intention and agreement to be bound by the terms of this Second
Restated Agreement and to consummate the transactions contemplated hereby, subject only to the performance or satisfaction of precedent conditions or of precedent requirements imposed upon another party hereto, the remedy of specific performance shall be available to a non-breaching and non-defaulting party to enforce performance of this Second Restated Agreement by a breaching or defaulting party, including, without limitation, to require the consummation of the Closing on the Closing Date.

                                   ARTICLE X

                                INDEMNIFICATION

     10.1 Tax Indemnification.

          (a) Subject to the provisions of Article IX hereof and this Section, the Seller agrees to pay, and to indemnify the Purchaser and the Company in respect of, and hold each of them harmless against, any and all Damages for or in respect of Taxes actually incurred by, imposed upon, or assessed against the Purchaser, the Seller, or the Company as a result of or relating to any period ending on or before the Closing Date, save and except for any increased tax liability for any period, or portion of a period, prior to Closing that results from or is contributed to any election (by action or inaction) of Purchaser.

          (b) The Seller will notify the Purchaser, or (if applicable) the Company will notify the Seller and the Purchaser, promptly of the commencement of any claim, audit, examination, or other proposed change or adjustment by any taxing authority concerning any Tax or other Damages covered by Section 10.1(a) ("Tax Claim").

          (c) The Seller will furnish the Purchaser, or (if applicable) the Company will furnish the Seller and the Purchaser, promptly with copies of all correspondence (including, without limitation, notices, requests, explanations, determinations, schedules, charts, and lists) received from any taxing authority in connection with any Tax Claim. The Seller will have the right to approve in advance any correspondence sent to any taxing authority by or on behalf of the Company with respect to any Tax Claim to the extent such correspondence would adversely affect the Seller's obligations under Section 10.1(a); provided, however, that the Seller will be deemed to have approved any such correspondence to the extent notice of its disapproval thereof is not delivered or mailed to the Purchaser in accordance with Article XII hereof with reasonable promptness, but in all events at least fourteen (14) calendar days before the date on which payment of the Tax is due or, if earlier, at least fourteen (14) calendar days before the date on which the ability of the Company to defend against the Tax Claim is irrevocably prejudiced.

          (d) At its option (following reasonable notice to and consultation with the Purchaser), the Seller may contest any Tax Claim in any legally permissible manner until such time as any payment for Taxes or other Damages with respect to such Tax Claim is due or, upon the Seller's payment of such Taxes and other Damages, may sue for a refund thereof where permitted by applicable Law. Except as provided in the last sentence of this subsection, the Seller will control all proceedings taken in connection with any such contest or refund suit, and may pursue or forego any and all administrative appeals, proceedings, hearings, and conferences with the taxing authority in respect of such Tax Claim. The Company will take such lawful action in connection with the contest or refund suit as the Seller may reasonably request in writing from time to time, including, without limitation, the prosecution of the contest or refund suit to a final determination, provided that (i) the Seller requests such action with reasonable promptness, but in all events at least fourteen (14) calendar days before the date on which payment of the Taxes or other Damages are due or become final, or if earlier, at least fourteen (14) calendar days before the date on which the Company's ability to defend against the Tax Claim is irrevocably prejudiced, (ii) a reasonable basis exists for such contest or refund suit, and (iii) the Seller acknowledges (without any equivocation) its obligations under this Section. Notwithstanding the foregoing provisions of this Section 10.1(e), if such contest or refund suit has or may reasonably be expected to have a material effect on the Liability of the Company or the Purchaser for Taxes with respect to any period ending after the Closing Date, then the Seller and the Purchaser will jointly control any such contest or refund suit.

     10.2 Other Indemnification.

          (a) Subject to the provisions of Article IX and Section 10.4, the Seller agrees to indemnify the Purchaser and the Company in respect of, and hold each of them harmless against:

               (i) any and all Damages (other than Damages that the Seller has paid or is unequivocally liable to pay to the Purchaser or the Company pursuant to Section 10.1) resulting from or relating to any misrepresentation, breach of warranty, or nonfulfillment of or failure to perform any covenant or agreement on the part of the Seller made as a part of or contained in this Second Restated Agreement, the Disclosure Schedule, or any certificate delivered by or for the Seller pursuant to Section 7.3;

               (ii)  except as  disclosed  in Section  3.13 of the  Disclosure
          Schedule, any and all Damages resulting from or relating to any action, suit, investigation, or proceeding pending against the Company (whether as a defendant, counterclaim or third party defendant, intervenor, or otherwise) on the Closing Date of this Second Restated Agreement or arising at any time with respect to matters occurring before the Closing, including, without limitation, any action, suit, investigation or proceeding relating to any claims arising under any insurance policies or Contracts assumed by Seller from Company at any time on or prior to the Closing Date; and

               (iii) except as disclosed in Section 3.13 of the Disclosure Schedule, any and all punitive, treble or other exemplary Damages resulting from or relating to any claim (other than claims for such actual policy benefits as are specified under insurance or annuity Contracts issued, reinsured, or underwritten by the Company) asserted in any action, suit, investigation, or proceeding against the Company (whether as a defendant, counterclaim or third party defendant, intervenor, or otherwise) pending on the Closing Date of this Second Restated Agreement or arising at any time with respect to matters occurring before the Closing.

          (b) Subject to the provisions of Article IX and Section 10.4, the Purchaser agrees to indemnify the Seller in respect of, and hold the Seller harmless against, any and all Damages resulting from or relating to any misrepresentation, breach of warranty, or nonfulfillment of or failure to perform any covenant or agreement on the part of the Pur chaser made as a part of or contained in this Second Restated Agreement or any certificate delivered by or for the Purchaser pursuant to Section 8.3.

     10.3 Method of Asserting Claims. All claims for indemnification by any Indemnified Party under Section 10.2 will be asserted and resolved as follows:

          (a) In the event any claim or demand for which an Indemnifying Party would be liable for Damages to an Indemnified Party under Section 10.2 or
     10.3 is asserted against or sought to be collected from such Indemnified Party by a Person other than the Seller, the Purchaser, the Company, or any Affiliate of the Seller or the Purchaser ("Third Party Claim"), the Indemnified Party will deliver a Claim Notice with reasonable promptness to the Indemnifying Party; provided, however, that except as set forth in
     Section 10.4(d), no Claim Notice will be required with respect to any action, suit, investigation, or proceeding that is in existence on the Closing Date to which indemnification applies. If the Indemnified Party fails to provide the Indemnifying Party with the Claim Notice required by the preceding sentence at least 14 calendar days before the date on which the Indemnifying Party's ability to defend against the Third Party Claim is irrevocably prejudiced by the Indemnified Party's failure to provide such Claim Notice, the Indemnifying Party will not be obligated to indemnify the Indemnified Party with respect to such portion of the Third Party Claim as to which the Indemnifying Party's ability to defend has been prejudiced by such failure of the Indemnified Party. The Indemnifying Party will notify the Indemnified Party with reasonable promptness, but in all events at least 14 calendar days before the date on which the Indemnified Party's ability to defend against the Third Party Claim is irrevocably prejudiced ("Notice Period"), whether the Indemnifying Party disputes the Liability of the Indemnifying Party to the Indemnified Party hereunder with respect to such Third Party Claim and whether the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend the Indemnified Party against such Third Party Claim.

          (b) If the Indemnifying Party notifies the Indemnified Party within the Notice Period that the Indemnifying Party (without any equivocation) does not dispute its Liability to the Indemnified Party and that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Article X, then the Indemnifying Party will have the right to defend, at its sole cost and expense, such Third Party Claim by all appropriate proceedings, which proceedings will be diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (with the consent of the Indemnified Party, which consent will not be withheld unreasonably). The Indemnifying party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnifying Party, file during the Notice Period any motion, answer, or other pleadings that the Indemnified Party may deem necessary or appropriate to protect its interests or those of the Indemnifying Party and not irrevocably prejudicial to the Indemnifying Party (it being understood and agreed that, except as provided in Section 10.3(c), if an Indemnified Party takes any such action that is irrevocably prejudicial and conclusively causes a final adjudication that is materially adverse to the Indemnifying Party, the Indemnifying Party will be relieved of its obligations hereunder with respect to the portion of such Third Party Claim prejudiced by the Indemni fied Party's action); and provided further, that if requested by the Indemnifying Party, the Indemnified Party agrees, at the sole cost and expense of the Indemnifying Party, to cooperate with the Indemnifying Party and its counsel in contesting any Third Party Claim that the Indemnifying Party elects to contest, or, if appropriate and related to the Third Party Claim in question, in making any counterclaim against the Person asserting the Third Party Claim, or any cross-complaint against any Person (other than the Indemnified Party or any of its Affiliates). The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this Section 10.3(b), and except as provided in the preceding sentence, the Indemnified Party will bear its own costs and expenses with respect to such participation.

          (c) If the Indemnifying Party fails to notify the Indemnified Party within the Notice Period that the Indemnifying Party (without any equivocation) does not dispute its Liability to the Indemnified Party and that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Article X, or if the Indemnifying Party gives such notice but fails diligently and promptly to prosecute or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Notice Period, then the Indemnified Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings will be promptly and vigorously prosecuted by the Indemnified Party to a final conclusion or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be withheld unreasonably). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party agrees, at the sole cost and expense of the Indemnifying Party, to cooperate with the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting, or, if appropriate and related to the Third Party Claim in question, in making any counterclaim against the Person asserting the Third Party Claim, or any cross-complaint against any Person (other than the Indemnifying Party or any of its Affiliates). Notwithstanding the foregoing provisions of this
     Section 10.3(c), if the Indemnifying Party has timely notified the Indemnified Party that the Indemnifying Party disputes its Liability to the Indemnified Party and if such dispute is resolved in favor of the Indemnifying Party by final, nonappealable order of a court of competent jurisdiction, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this
     Section 10.3(c) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party will reimburse the Indemnifying Party in full for all costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this Section 10.3(c), and the Indemnifying Party will bear its own costs and expenses with respect to such participation.

          (d) At the Closing, the Seller will provide the Purchaser with the notice required by Section 10.3(b) or 10.3(c) hereof with respect to each action, suit, investigation, or proceeding that is described in clause
     (ii) or (iii) of Section 10.2(a) hereof and is in existence on the Closing Date to which indemnification applies.

     10.4 After-Tax Damages. With respect to the indemnification agreements set forth in this Article X, the Seller and the Purchaser agree that:

          (a) the amount of any Tax refund actually received, and the amount of any Tax reduction actually realized by any of the Seller, the Purchaser, or the Company after the Closing as a result of Damages (including without limitation Taxes) for which any indemnification payment has been made or is then due by the Seller pursuant to Section 10.1, 10.2(a) hereof will be promptly paid to the Seller or offset against Damages then owed by the Seller hereunder; and

          (b) the amount of any Tax refund actually received, and the amount of any Tax reduction actually realized, by the Seller after the Closing as a result of Damages for which any indemnification payment has been made or is then due by the Purchaser pursuant to Section 10.2(b) hereof will be promptly paid to the Purchaser or offset against Damages then owed by the Purchaser hereunder.

     10.5 Assignment of Indemnification. Each of the Purchaser and the Company may assign its rights to indemnification under this Article X to any direct or indirect transferee or transferees of all the Shares, and each such transferee shall have the same rights to indemnification under this Article X as the Purchaser and the Company.

                                  ARTICLE XI

                                    WAIVER

     11.1 Senior Debt of Seller. Heretofore, Purchaser acquired from Trustmark National Bank of Jackson, Mississippi, the Senior Debt of Seller. Such Senior Debt is governed by the provisions of a certain loan agreement (the "Loan Agreement") dated the 3rd day of May, 1993, between Trustmark National Bank and Seller.

          (a) In a Letter of Intent between the Purchaser and Seller executed on or about March 6, 1995, Purchaser extended the maturity of the aforesaid Senior Debt until the Closing or ninety (90) days following the notification by either party hereto to the other of the impossibility of Closing according to the terms hereof. Subsequently, Purchaser waived until the maturity of the Senior Debt the provisions of Section 4.01(v)(a) of the Loan Agreement.

          (b) Purchaser, for the consideration herein stated, herein confirms the extension of the maturity of the aforesaid Senior Debt as set forth in the Letter of Intent and further agrees, for such consideration, that the 90 day period in the Letter of Intent and as set forth in paragraph 11.1(a) above is amended to be 180 days. Further, Purchaser confirms the waiver of Section 4.01(v)(a) of the Loan Agreement and agrees to waive, until the maturity of the Senior Debt, Sections 4.01(b), (c), 4.02(a)(solely as related to Seller), (d)(solely as related to Seller), and (f)(solely as related to Seller).

          (c) At Closing, Purchaser agrees that Seller shall be excused and relieved of its obligation to pay interest on the Senior Debt for a period of one half month.

                                  ARTICLE XII

                                  TERMINATION

     12.1 Termination. This Second Restated Agreement may be terminated, and the transactions contemplated hereby may be abandoned, upon notice by the terminating party to the other party:

          (a) at any time before the Closing, by mutual written agreement of the Seller and the Purchaser; or

          (b) at any time by the Seller if any of the  covenants  set forth in
     Article VI shall have been breached or any of the conditions set forth in
     Article VIII hereof shall not have been satisfied, performed, or complied with, in any material respect, at or before the Closing Date and such breach, non-satisfaction, non-performance, or non-compliance has not been cured or eliminated within thirty (30) calendar days after notice thereof has been given to the Purchaser, provided that at the time of such termination the Seller has neither breached any of the covenants set forth in Article V nor failed to satisfy, perform, or comply with any of the conditions set forth in Article VII hereof, in any material respect; or

          (c) at any time by the Purchaser if any of the covenants set forth in Article V shall have been breached or any of the conditions set forth in Article VII hereof shall not have been satisfied, performed, or complied with, in any material respect, before the Closing Date and such breach, non-satisfaction, non-performance or non-compliance has not been cured or eliminated within thirty (30) days after notice thereof has been given to the Seller, or if the Disclosure Schedule is not delivered to the Purchaser within five (5) days after the date hereof, or if the Disclosure Schedule or other information provided to the Purchaser dis closes any change in, or event, trend, condition or state of facts of any character that individually or in the aggregate has or may reasonably be expected to have a material adverse effect on the Business or Condition of the Company and such change, event, trend, condition or state of facts has not been cured or eliminated within ten (10) days after notice thereof has been given to the Seller, provided that at the time of such termination the Purchaser has neither breached any of the covenants set forth in Article VI nor failed to satisfy, perform, or comply with any of the conditions set forth in Article VIII hereof, in any material respect; or

          (d) at any time after October 6, 1995, by the Seller or the Purchaser, if the transactions contemplated by this Second Restated Agreement have not been consummated on or before such date and such failure to consummate is not caused by a breach of this Second Restated Agreement (or any representation, warranty, covenant, or agreement included herein) by the party electing to terminate pursuant to this clause (d).

     12.2 Effect of Termination. If this Second Restated Agreement is validly terminated pursuant to Section 12.1, this Second Restated Agreement will forthwith become null and void, and there will be no Liability on the part of the Seller or the Purchaser (or any of their respective officers, directors, employees, agents, consultants, or other representatives), except that the provisions relating to confidentiality in Section 13.6 will continue to apply following any such termination; provided, however, that, notwithstanding anything in this Section to the contrary, no party electing to terminate this Second Restated Agreement pursuant to Section 12.1 will be relieved of any Liability for Damages that the electing party may have to the other party by reason of the electing party's breach of this Second Restated Agreement (or any representation, warranty, covenant, or agreement included herein).

                                 ARTICLE XIII

                                 MISCELLANEOUS

     13.1 Default and Arbitration. (a) Default. If Purchaser believes there has been a default with respect to one or more of the representations, warranties, covenants or agreements of Seller or the Company in this Second Restated Agreement, Purchaser shall send notice to Seller of such alleged default (which notice shall describe the nature of such default, provide appropriate documentation (where available), and, where clearly determinable from the nature of the default, the amount of the related claim (including any consequential or incidental damages) (a "Default Notice"). Thereupon, the parties shall in good faith attempt to informally resolve such default and agree upon the amount of such claim.

          (b) Arbitration. In the event that the parties are unable to informally resolve a matter which is the subject of a Default Notice under this Section 13.1 within 45 days after receipt of the notice, either party, upon written notice to the other, may elect to submit the matter to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect, except as otherwise provided herein.

               Arbitration shall be before a panel of three (3) neutral arbitrators expert in the life insurance business. Within ten (10) days of receipt of notice of an election of arbitration, each party shall select an arbitrator and notify the other of such party's selection. Within ten (10) days thereafter, the two arbitrators shall select a third arbitrator. If they fail to select a third arbitrator, then the third arbitrator shall be designated by the American Arbitration Association.

               All Default  Notice matters  subject to arbitration  under this
Section 13.1 shall take place in Indianapolis, Indiana. All awards shall be made on the majority vote of the arbitrators. The non-prevailing party shall pay all fees and expenses of such arbitration, as well as the reasonably and actually incurred attorneys' fees of the prevailing party. If there is no clear prevailing party, the arbitrators may award fees and expenses as they deem just.

               The award in the arbitration  shall be final and binding on the
parties,   and  judgment  may  be  entered  in  any  court  having   competent
jurisdiction.

     13.2 Notices. All notices and other communications under this Second Restated Agreement must be in writing and will be deemed to have been duly given if delivered, telecopied or mailed, by certified mail, return receipt requested, first class postage prepaid, to the parties at the following addresses:

         If to the Seller, to:

                      Dixie National Corporation
                      3760 I-55 North
                      Jackson, Mississippi  39211
                      Attention:  Robert B. Neal
                      Telecopy:  (601)981-8076

                      With a copy to:

                      Wells, Moore Simmons & Neeld
                      1300 Deposit Guaranty Plaza
                      Jackson, Mississippi  39215-1970

                      Attention:  James H. Neeld, III, Esq.
                      Telecopy:  (601)355-5850

         If to the Purchaser, to:

                      Standard Life Insurance Company of Indiana
                      9100 Keystone Crossing, #600
                      Indianapolis, Indiana  46240
                      Attention:  Edward T. Stahl, Executive Vice President
                      Telecopy:  (317)574-6227

         With a copy to:

                      Brunini, Grantham, Grower & Hewes, P.L.L.C.
                      1400 Trustmark Building
                      248 E. Capitol Street
                      Jackson, Mississippi  39201
                      Attention:  Robert D. Drinkwater, Esq.
                      Telecopy:  (601)960-6902

All notices and other communications required or permitted under this Second Restated Agreement that are addressed as provided in this Article XII will, if delivered personally, be deemed given upon delivery, will, if delivered by telecopy, be deemed delivered when confirmed and will, if delivered by mail in the manner described above, be deemed given on the third Business Day after the day it is deposited in a regular depository of the United States mail. Any party from time to time may change its address for the purpose of notices to that party by giving a similar notice specifying a new address, but no such notice will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

     13.3 Entire Agreement. Except for documents executed by the Seller and the Purchaser pursuant hereto, this Second Restated Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter of this Second Restated Agreement, and this Second Restated Agreement (including the exhibits thereto, the Disclosure Schedule, and other Contracts and documents delivered in connection herewith) contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

     13.4 Expenses. Except as otherwise expressly provided in this Second Restated Agreement (including, without limitation, as provided in Article X and Section 12.2), each of the Seller and the Purchaser will pay its own costs and expenses in connection with this Second Restated Agreement and the transactions contemplated hereby.

     13.5 Public Announcements. At all times at or before the Closing, the Seller and the Purchaser will each consult with the other before issuing or making any reports, statements, or releases to the public with respect to this Second Restated Agreement or the transactions contemplated hereby and will use good faith efforts to agree on the text of a joint public report, statement, or release or will use good faith efforts to obtain the other party's approval of the text of any public report, statement, or release to be made solely on behalf of a party. If the Seller and the Purchaser are unable to agree on or approve any such public report, statement, or release and such report, statement, or release is, in the opinion of legal counsel to a party, required by Law or may be appropriate in order to discharge such party's disclosure obligations, then such party may make or issue the legally required report, statement, or release. Any such report, statement, or release approved or permitted to be made pursuant to this Section may be disclosed or otherwise provided by the Seller or the Purchaser to any Person, including without limitation to any employee or customer of either party hereto and to any governmental or regulatory authority.

     13.6 Confidentiality. Each of the Seller and the Purchaser will hold, and will cause its respective officers, directors, employees, agents, consultants, and other representatives to hold, in strict confidence, unless compelled to disclose by judicial or administrative process (including, without limitation, in connection with obtaining the necessary approval of insurance regulatory authorities) or by other requirements of Law, all confidential documents and confidential information concerning the other party furnished to it by the other party or such other party's officers, directors, employees, agents, consultants, or representatives in connection with this Second Restated Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (a) previously lawfully known by the party receiving such documents or information, (b) in the public domain through no fault of such receiving party, or (c) later acquired by the receiving party from other sources not themselves bound by, and in breach of, a confidentiality agreement. Neither the Seller nor the Purchaser will disclose or otherwise provide any such confidential documents or confidential information to any other Person, except to the Purchaser's lenders and investors and to either party's respective auditors, actuaries, attorneys, financial advisors, and other consultants and advisors who need such documents or information in connection with this Second Restated Agreement and except as required by the provisions of Sections 5.1 and 6.1.

     13.7 Further Assurances. The Seller and the Purchaser agree that, from time to time after the Closing, upon the reasonable request of the other, they will cooperate and will cause their respective Affiliates to cooperate with each other to effect the orderly transition of the business, operations, and affairs of the Company. Without limiting the generality of the foregoing, the Seller will give and will cause its Affiliates to give representatives of the Purchaser reasonable access to all Books and Records of the Seller and its Affiliates reasonably requested by the Purchaser in the preparation of any post-Closing financial statements, reports, or Tax Returns.

     13.8 Waiver. Any term or condition of this Second Restated Agreement may be waived at any time by the party that is entitled to the benefit thereof. Such waiver must be in writing and must be executed by the chief executive officer or the chief operating officer of such party. A waiver on one occasion will not be deemed to be a waiver of the same or any other breach on a future occasion. All remedies, either under this Second Restated Agreement, or by Law or otherwise afforded, will be cumulative and not alternative.

     13.9 Amendment. This Second Restated Agreement may be modified or amended only by a writing duly executed by or on behalf of the Seller and the Purchaser.

     13.10 Counterparts. This Second Restated Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

     13.11 No Third Party Beneficiary. The terms and provisions of this Second Restated Agreement are intended solely for the benefit of the Seller and the Purchaser, and their respective successors or assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

     13.12 Governing Law. THIS SECOND RESTATED AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF INDIANA (EXCLUSIVE OF CONFLICTS OF LAW PRINCIPLES) AND WILL, TO THE MAXIMUM EXTENT PRACTICABLE, BE DEEMED TO CALL FOR PERFORMANCE IN MARION COUNTY, INDIANA. COURTS WITHIN THE STATE OF INDIANA SHALL HAVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN THE PARTIES HERETO, WHETHER IN LAW OR EQUITY, INCLUDING, WITHOUT LIMITATION, ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THIS SECOND RESTATED AGREEMENT. THE PARTIES HEREBY CONSENT TO AND AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS. VENUE IN ANY SUCH DISPUTE WHETHER IN FEDERAL OR STATE COURT SHALL BE LAID IN MARION COUNTY, INDIANA.

     13.13 Binding Effect. This Second Restated Agreement is binding upon and will inure to the benefit of the parties and their respective successors and assigns.

     13.14 Assignment. Except as otherwise provided herein (including, without limitation, as provided in Section 10.6), this Second Restated Agreement or any right hereunder or part hereof may not be assigned by any party hereto without the prior written consent of the other party hereto.

     13.15 Headings, etc. The headings used in this Second Restated Agreement have been inserted for convenience and do not constitute matter to be construed or interpreted in connection with this Second Restated Agreement.

     13.16 Invalid Provisions. If any provision of this Second Restated Agreement is held to be illegal, invalid, or unenforceable under any present or future Law, and if the rights or obligations of the Seller or the Purchaser under this Second Restated Agreement will not be materi ally and adversely affected thereby; (a) such provision will be fully severable; (b) this Second Restated Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a party hereof; (c) the remaining provisions of this Second Restated Agreement will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom; and (d) in lieu of such illegal, invalid, or unenforceable provision, there will be added automatically as a part of this Second Restated Agreement a legal, valid, and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible.

     IN WITNESS WHEREOF, this Second Restated Agreement has been duly executed and delivered by the parties hereto, effective as of the date first written above.

                                        DIXIE NATIONAL CORPORATION


                                        By:/s/ S. L. Reed, Jr.
                                           ----------------------
                                           Name:  S. L. Reed, Jr.
                                           Title: Chairman and CEO


                                        DIXIE NATIONAL LIFE INSURANCE COMPANY


                                        By:/s/ Robert B. Neal
                                           -----------------------
                                           Name:  Robert B. Neal
                                           Title: Chairman and CEO


                                        STANDARD LIFE INSURANCE COMPANY OF
                                        INDIANA


                                        By:/s/ Ronald D. Hunter
                                           ------------------------
                                           Name:  Ronald D. Hunter
                                           Title: Chairman and CEO

                                                                     EXHIBIT A

                              DEFINITION OF TERMS

     "Affiliate" shall mean any Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Person specified.

     "Agreement" shall mean this Second Restated Stock Purchase Agreement, together with the exhibits and the Disclosure Schedule attached hereto, and the Contracts and other documents to be executed and delivered respectively by Seller and Company pursuant hereto.

     "Annual Statement" shall mean any annual statement of the Company filed with or submitted to the insurance regulatory authority in the State of Mississippi on forms prescribed or permitted by such authority.

     "Assets and Properties" shall mean all assets or properties of every kind, nature, character, and description (whether real, personal, or mixed whether tangible or intangible, whether absolute, accrued, contingent, fixed, or otherwise, and wherever situated) as now operated, owned, or leased by a specified Person, including without limitation cash, cash equivalents, securities, accounts and notes receivable, real estate, equipment, furniture, fixtures, insurance or annuities in force, goodwill, and going-concern value.

     "AVR" shall mean the asset valuation reserve required to be established and maintained by the Company at any particular date, calculated in accordance with SAP.

     "Benefit Plans" shall mean all Employee Pension Benefit Plans, all Employee Welfare Benefit Plans, all stock bonus, stock ownership, stock option, stock purchase, stock appreciation rights, phantom stock, and other stock plans (whether qualified or nonqualified), and all other pension, welfare, severance, retirement, bonus, deferred compensation, incentive compensation, insurance (whether life, accident and health, or other and whether key man, group, workers compensation, or other), profit sharing, disability, thrift, day care, legal services, leave of absence, layoff, and supplemental or excess benefit plans, and all other benefit Contracts, arrangements, or procedures having the effect of a plan, in each case existing on or before the Closing Date under which the Company is or may hereafter become obligated in any manner (including without limitation obligations to make contributions or other payments) and which cover some or all of the present or former officers, directors, employees, agents, consultants, or other similar representatives providing services to or for the Company; provided, however, that such term shall not include (a) routine employment policies and procedures developed and applied in the ordinary course of business and consistent with past practice, including without limitation sick leave, vacation, and holiday policies, and (b) directors and officers liability insurance.

     "Books and Records" shall mean all accounting, financial reporting, Tax, business, marketing, corporate, and other files, documents, instruments, papers, books, and records of a specified Person, including without limitation financial statements, budgets, projections, ledgers, journals, deeds, titles, policies, manuals, minute books, stock certificates and books, stock transfer ledgers, Contracts, franchises, permits, agency lists, policyholder lists, supplier lists, reports, computer files, retrieval programs, operating data or plans, and environmental studies or plans.

     "Business Day" shall mean a day other than Saturday, Sunday, or any day on which the principal commercial banks located in the City of Indianapolis are authorized or obligated to close under the Laws of the State of Indiana.

     "Business or Condition" shall mean the organization, existence, authority, capitalization, business, licenses, condition (financial or otherwise), cash flow, management, sales force, solvency, prospects, SAP results of operations, insurance or annuities in force, SAP capital and surplus, MSVR, Liabilities, or Assets and Properties of a specified Person.

     "Claim Notice" shall mean written notification of a Third Party Claim by and Indemnified Party to an Indemnifying Party pursuant to Section 10.3(a), enclosing a copy of all papers served, if any.

     "Closing" shall mean the closing of the transactions contemplated by this Agreement as provided in Section 2.4.

     "Closing Adjusted Capital and Surplus" shall have the meaning ascribed to in Section 2.3 hereof.

     "Closing Date" shall mean the earlier of (a) the fifth Business Day next following the satisfaction to all conditions to Seller's and Purchaser's obligations, or (b) such other date as the Purchaser and Seller may mutually agree upon in writing.

     "Code"  shall  mean  the  Internal  Revenue  Code  of  1986,  as  amended
(including   without  limitation  any  successor  code),  and  the  rules  and regulations promulgated thereunder.

     "Common Stock" shall have the meaning ascribed to it in the preamble of this Agreement.

     "Damages" shall mean any and all monetary damages, Liabilities, fines, fees, penalties, interest obligations, deficiencies, losses, and expenses (including without limitation punitive, treble, or other exemplary or extra contractual damages, amounts paid in settlement, interest, court costs, costs of investigation, fees and expenses of attorneys, accountants, actuaries, and other experts, and other expenses of litigation or of any claim, default, or assessment).

     "Dixie  Convertible   Subordinated  Notes"  shall  mean  the  outstanding
subordinated convertible notes dated May 1, 1993, issued by Seller.

     "Disclosure Schedule" shall mean the bound record dated the effective date of this Agreement, furnished by Seller to the Purchaser, and containing all lists, descriptions, exceptions, and other information and materials as are required to be included therein pursuant to this Agreement.

     "Employee Pension Benefit Plan" shall mean each employee pension benefit plan (whether or not insured), as defined in Section 3(2) of ERISA, which is or was in existence on or before the Closing Date and to which the Company is or may hereafter become obligated in any manner as an employer.

     "Employee Welfare Benefit Plan" shall mean each employee welfare benefit plan (whether or not insured), as defined in Section 3(1) of ERISA, which is or was in existence on or before the Closing Date and to which the Company is or may hereafter become obligated in any manner as an employer.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended (including without limitation any successor act), and the rules and regulations promulgated thereunder.

     "ERISA Affiliate" shall mean any Person under common control (as defined in Section 414 of the Code) with the Company.

     "GAAP" shall mean generally accepted accounting principles,  consistently
applied   throughout  the  specified  period  and  in  the  immediately  prior comparable period.

     "IMR" shall mean the interest maintenance reserve required to be established and maintained by the Company at any particular date, calculated in accordance with SAP.

     "Indemnified Party" shall mean a Person claiming indemnification under this Agreement.

     "Indemnifying   Party"  shall  mean  a  Person  against  whom  claims  of
indemnification are being asserted under this Agreement.

     "IRS" shall mean the United States Internal Revenue Service or any successor agency.

     "Laws" shall mean all laws, statutes, ordinances, regulations, and other pronouncements having the effect of law in the United States of America, any foreign country, or any domestic or foreign state, province, commonwealth, city, country, municipality, territory, protectorate, possession, court, tribunal, agency, government, department, commission, arbitrator, board, bureau, or instrumentality thereof.

     "Liabilities" shall mean all debts, obligations, and other liabilities of a Person (whether absolute, accrued, contingent, fixed, or otherwise, or whether due or to become due).

     "Lien" shall mean any mortgage, pledge, assessment, security interest, lease, sublease, lien, adverse claim, levy, charge, or other encumbrance of any kind, or any conditional sale Contract, title retention Contract, or other Contract to give or to refrain from giving any of the foregoing.

     "Market Value" shall mean the value at which any Assets or Properties of the Company would be sold in an arm's length transaction between a willing seller and a willing purchaser, neither of whom was under any obligation to sell or purchase such Assets or Properties. The Market Value of securities for which quotes are available in The Wall Street Journal shall be determined by reference to the Closing Bid price for such Assets and Properties as quoted in the final edition of the Wall Street Journal on the Closing Date; and for securities for which a quoted price is not available, by a securities firm of recognized national standing mutually acceptable to the parties. In the event the parties cannot agree upon the Market Value of any specific Assets or Properties of the Company, such Assets and Properties shall be sold within five (5) Business Days after the Closing Date, and the Market Value shall be the amount realized upon the sale of such Assets and Properties.

     "Non-Admitted Assets" shall mean any assets of the Company required to be reported as "assets not admitted" on Exhibit 13 of any Annual Statement or Quarterly Statement filed by the Company.

     "Notice Period" shall have the meaning ascribed to it in Section 10.3(a).

     "PBGC" shall mean the Pension Benefit Guaranty Corporation established under ERISA.

     "Prime Rate" shall mean the prime commercial interest rate as quoted by Trustmark National Bank at its main offices as its prime rate as of the date the principal liability accrued.

     "Purchaser" shall have the meaning ascribed to it in the preamble of this Agreement.

     "Quarterly Statement" shall mean any quarterly statement of the Company filed with or submitted to the insurance regulatory authority in the State of Mississippi on forms prescribed or permitted by such authority.

     "SAP" shall mean the accounting practices required or permitted by the National Association of Insurance Commissioners and the insurance regulatory authority in the State of Mississippi, consistently applied throughout the specified period and in the immediately prior comparable period.

     "SAP Statements" shall mean the Annual Statements, Quarterly Statements, and other financial statements and presentations of the Company prepared in accordance with SAP and delivered to the Purchaser pursuant to this Agreement.

     "Seller" shall have the meaning ascribed to it in the preamble of this Agreement and shall include the Company, unless the context otherwise requires.

     "Senior Debt" shall mean that certain promissory note of Seller in favor of Trustmark National Bank dated May 3, 1993 in the principal amount of Three Million Six Hundred Eighty-Eight Thousand Seven Hundred Forty-Six Dollars and 34/100 ($3,688,746.34), which was sold to Purchaser on November 7, 1994.

     "Shares" shall have the meaning ascribed to it in the preamble of this Agreement.

     "SMC" shall mean Standard Management Corporation.

     "Taxes" shall mean all taxes, charges, fees, levies, or other similar assessments or Liabilities, including without limitation income, gross receipts, ad valorem, premium, excise, real property, personal property, windfall profit, sales, use, transfer, licensing, withholding, employment, payroll, Phase III, and franchise taxes imposed by the United States of America or any state, local, or foreign government, or any subdivision agency, or other similar Person of the United States or any such government; and such term shall include any interest, fines, penalties, assessments, or additions to tax resulting from, attributable to, or incurred in connection with any such tax or any contest or dispute thereof.

     "Tax Claim" shall have the meaning ascribed to it in Section 10.1(b).

     "Tax Returns" shall mean any report, return, or other information required to be supplied to a taxing authority in connection with Taxes.

     "Third  Party  Claim"  shall have the  meaning  ascribed to it in Section
10.3(a).

     "Work Papers" shall mean all summaries, calculations, compilations and similar written documentation derived from the accounts of the Company and used or prepared by accountants in the process of computing Adjusted Capital and Surplus.

                                                                     EXHIBIT B

                                  [NOT USED]

                                                                     EXHIBIT C

                   FORM OF CERTIFICATE OF OFFICER OF SELLER

     At the Closing, the Seller shall deliver to the Purchaser a certificate, dated the Closing Date, executed by the Chief Executive Officer or Chief Financial Officer of the Seller, to the following effect:

     Pursuant to the provisions of Section 7.3 of that certain Second Restated Stock Purchase Agreement dated August 30, 1995, but effective as of April 18, 1995 (the "Agreement") by and among Dixie National Corporation (the "Seller"), Dixie National Life Insurance Company (the "Company") and Standard Life Insurance Company of Indiana (the "Purchaser"), and relating to the purchase and sale of 1,489,904 shares of the common capital stock of the Company (the "Stock") by the Seller to the Purchaser, I, the undersigned [Chief Executive Officer/Chief Financial Officer] of the Seller do hereby certify to the Purchaser as follows:

     1. That I am the duly elected [Chief Executive Officer/Chief Financial Officer] of the Seller, and in that capacity have the requisite power and authority to execute and deliver this certificate on behalf of the Seller and, as appropriate, the Company;

     2. That the representations and warranties of the Seller and the Company made in connection with the Agreement and contained in Article III thereof and in the Disclosure Schedule attached to the Agreement and the certifications given pursuant to Section 5.5(c) of the Agreement are true and correct as of the date of this certificate as though made by the Seller and the Company on and as of the date, whether or not they were untrue or incorrect prior to such date;

     3. That the Seller and the Company have each performed and complied with all agreements, covenants, obligations and conditions required by the Agreement to be so performed or complied with by the Seller and/or the Company at or before the Closing, including those specifically referred to in Articles V and VII of the Agreement; and

     4. That all of the conditions to the obligations of the Purchaser to purchase the Stock from the Seller set forth in Article VII of the Agreement have fulfilled.

                                                                     EXHIBIT D

                      FORM OF SELLER'S COUNSEL'S OPINION


     At the Closing, Seller shall deliver to Purchaser the opinion of its counsel, Wells, Moore Simmons & Neeld, to the following effect:

     1. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Mississippi and has full corporate power and authority to enter into the Agreement and perform its obligations thereunder.

     2. The Company is an insurance company duly organized, validly existing and in good standing under the laws of the State of Mississippi, and is duly licensed, qualified or admitted to do business and is in good standing in all jurisdictions listed on Section 3.1 of the Disclosure Schedule, and has full corporate power and authority to enter into the Agreement and perform its obligations thereunder.

     3. The execution and delivery of the Agreement by the Seller and the Company and the performance of their respective obligations thereunder have been duly and validly authorized by all necessary corporate action on the part of the Seller and the Company, and the Agreement constitutes the legal, valid and binding obligation of the Seller and the Company and is enforceable against each of them in accordance with its terms, except to the extent that
(a) enforcement may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar Laws now or hereafter in effect relating to or limiting creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court or other Person before which any such proceeding therefor may be brought.

     4. The authorized capital stock of the Company is as set forth in Section
3.3 of the Agreement; all of such shares are validly issued and outstanding, fully paid and nonassessable, and 1,489,904 of such shares are owned beneficially and of record by the Seller, free and clear of all Liens, except as may be disclosed in Section 3.3 of the Disclosure Schedule; and there are no securities, obligations, rights, subscriptions, warrants, options, charter or founders insurance policies, phantom stock rights, or Contracts of any kind of the Company which are subject of any rights or options of the nature described in Section 3.3 of the Agreement.

     5. The execution and delivery of the Agreement by the Seller and the Company does not, and the performance by the Seller and the Company of their respective obligations under the agreement will not, subject to obtaining the approvals contemplated by Sections 5.1 and 6.1 of the Agreement, (a) violate any term or provisions of any Law or any writ, judgment, decree, injunction or similar order applicable to the Seller or the Company; (b) conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, any of the terms, conditions, or provisions of the articles or certificate of incorporation or Bylaws of the Seller or the Company; (c) result in the creation or imposition of any Lien upon the Seller, the Company, or any of their respective Assets and Properties that individually or in the aggregate with any other Liens has or may reasonably be expected to have a material adverse effect on the validity or enforceability of the Agreement, on the ability of the Seller or the Company to perform their respective obligations under the Agreement, or on the Business or Condition of the Seller or the Company; of (d) conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, or give to any Person any right of termination, cancellation, acceleration, or modification in or with respect to, any Contract to which the Seller or the Company is a party or by which any of their respective Assets or Properties may be bound and as to which any such conflicts, violations, breaches, defaults or rights individually or in the aggregate have or may reasonably be expected to have a material adverse effect on the validity or enforceability of the Agreement, on the ability of the Seller or the Company to perform its respective obligations under the Agreement, or on the Business or Condition of the Seller or the Company.

     6. Any consent, approval, order or authorization of, or any waiting period imposed by any regulatory authority under federal or state law, including the laws of the State of Mississippi and the State of Indiana, which require the Seller or the Company to obtain any consent, approval, or action of, or make any filing with or give any notice to, any person except those which the failure to obtain, make, or give individually or in the aggregate with any other such failures has or may reasonably be expected to have no material adverse effect on the validity or enforceability of the Agreement, or in the Business or Condition of the Seller or the Company, in connection with the execution and delivery of the Agreement and the performance by the Seller and the Company of their respective obligations under the Agreement has been obtained or, in the case of any such waiting period, has expired.

     7. To such  counsel's  actual  knowledge,  except as disclosed in Section
3.13 of the Disclosure Schedule: (a) there are no actions, suits investigations or proceedings pending or threatened against the Seller or the Company or any of their respective Assets and properties, at law or in equity, in, before, or by any Person that individually or in the aggregate have or may reasonably be expected to have a material adverse effect on the validity or enforceability of the Agreement, on the ability of the Seller or the Company to perform their respective obligations under the Agreement, or on the Business or Condition of the Seller or the Company; and (b) there are no writs, judgments, decrees or similar orders of any Person restraining, enjoining or otherwise preventing consummation of the transactions contemplated by the Agreement.

                                                                     EXHIBIT E

                  FORM OF CERTIFICATE OF OFFICER OF PURCHASER

     At the Closing, the Purchaser shall deliver to the Seller a certificate, dated the Closing Date, executed by the Chief Executive Officer or Chief Financial Officer of the Purchaser, to the following effect:

     Pursuant to the provisions of Section 8.3 of that certain Second Restated Stock Purchase Agreement dated August 30, 1995, but effective as of April 18, 1995 (the "Agreement") by and among Dixie National Corporation (the "Seller"), Dixie National Life Insurance Company (the "Company") and Standard Life Insurance Company of Indiana (the "Purchaser"), and relating to the purchase and sale of 1,489,904 shares of the common capital stock of the Company (the "Stock") by the Seller to the Purchaser, I, the undersigned [Chief Executive Officer/Chief Financial Officer] of the Purchaser do hereby certify to the Seller as follows:

     1. That I am the duly elected [Chief Executive Officer/Chief Financial Officer] of the Purchaser, and in that capacity have the requisite power and authority to execute and deliver this certificate on behalf of the Purchaser;

     2. That the representations and warranties of the Purchaser in connection with the Agreement and contained in Article IV thereof are true and correct as of the date of this certificate as though made by the Purchaser on and as of the date, whether or not they were untrue or incorrect prior to such date;

     3. That the Purchaser has performed and complied with all agreements, covenants, obligations and conditions required by the Agreement to be so performed or complied with by the Purchaser at or before the Closing, including those specifically referred to in Articles VI and VIII of the Agreement; and

     4. That all of the conditions to the obligations of Seller to sell the Stock to the Purchaser set forth in Article VIII of the Agreement have been fulfilled.

                                                                     EXHIBIT F

                     FORM OF PURCHASER'S COUNSEL'S OPINION

     At the Closing, Purchaser shall deliver to Seller the opinion of its counsel, Brunini, Grantham, Grower and Hewes, P.L.L.C., to the following effect:

     1. The Purchaser is a life insurance company duly organized, validly existing and in good standing under the laws of the State of Indiana and has full corporate power and authority to enter into the Agreement and perform its obligations thereunder.

     2. The execution and delivery of the Agreement by the Purchaser and the performance of its obligations thereunder have been duly and validly authorized by all necessary corporate action on the part of the Purchaser, and the Agreement constitutes the legal, valid, and binding obligation of the Purchaser and is enforceable against the Purchaser in accordance with the terms, except to the extent that (a) enforcement may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium, or similar Laws now or hereafter in effect relating to or limiting creditors' rights generally and
(b) the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court or other similar Person before which any such proceeding therefor may be brought.

     3. The execution and delivery of the Agreement by the Purchaser does not, and the performance by the Purchaser of its obligations under the Agreement will not, subject to obtaining the approvals contemplated by Sections 5.1 and
6.1 of the Agreement, (a) violate any term or provisions of any Law or any writ, judgment, decree, injunction or similar order applicable to the Purchaser; (b) conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, any of the terms, conditions, or provisions of the articles or certificate of incorporation or Bylaws of the Purchaser; (c) result in the creation or imposition of any Lien upon the Purchaser or any of its Assets and Properties that individually or in the aggregate with any other Liens has or may reasonably be expected to have a material adverse effect on the validity or enforceability of the Agreement or on the ability of the Purchaser to perform its obligations thereunder; or (d) conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, or give any Person any right of termination, cancellation, acceleration, or modification in or with respect to, any Contract to which the purchaser is a party or by which any of its Assets or Properties may be bound and as to which any such conflicts, violations, breaches, defaults or rights individually or in the aggregate have or may reasonably be expected to have a material adverse effect on the validity or enforceability of the Agreement or on the ability of the Purchaser to perform its obligations under the Agreement.

     4. Any consent, approval, order or authorization of, or any waiting period imposed by any regulatory authority under federal or state law, including the laws of the State of Mississippi and the State of Indiana, which require the Purchaser to obtain any consent, approval or action of, or make any filing with or give any notice to, any Person except those which the failure to obtain, make, or give individually or in the aggregate with any other such failures has or may be expected to have no material adverse effect on the validity or enforceability of the Agreement or on the ability of the Purchaser to perform its obligations thereunder in connection with the execution and delivery of the Agreement and the performance by the Purchaser of its obligations thereunder has been obtained or, in the case of any such waiting period, has expired.

                                                                    APPENDIX B

                           ARTICLE 13 OF MISSISSIPPI
                            BUSINESS CORPORATION ACT


Section 79-4-13.01.  Definitions

In this article:

     (1) "Corporation" means the issuer of the shares held by a dissenter
     before  the  corporate   action,   or  the  surviving  or  acquiring
     corporation by merger or share exchange of that issuer.

     (2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 79-4-13.02 and who exercises that right when and in the manner required by Sections 79-04-13.20 through 79-4-13.28.

     (3) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

     (4) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or if none, at a rate that is fair and equitable under all the circumstances.

     (5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

     (6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (7) "Shareholder" means the record shareholder or the beneficial shareholder.

Section 79-4-13.02.  Right to dissent.

(a) A shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

     (1) Consummation of a plan of merger to which the corporation is a party (i) if shareholder approval is required for the merger by
     Section 79-4-11.03 of the articles of incorporation and the shareholder is entitled to vote on the merger, or (ii) if the corporation is a subsidiary that is merged with its parent under
     Section 79-4-11.04;

     (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

     (3) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the share holder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale;

     (4) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

          (i) Alters or abolishes a preferential right of the shares;
          (ii) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;
          (iii) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;
          (iv) Excludes or limits the rights of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or
          (v) Reduces the number of shares owned by the shareholder to a fraction of a share if the fraction share so created is to be acquired for cash under Section 79-4-6.04; or

     (5) Any corporate action taken pursuant to s a shareholder vote to the extent the articles of incorporation, by laws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(b) Nothing in subsection (a)(4) shall entitle a shareholder of a corporation to dissent and obtain payment of his shares as a result of an amendment of the articles of incorporation exclusively for the purpose of either (i) making such corporation subject to application of the Mississippi Control Share Act, or (ii) making such act inapplicable to a control share acquisition of such corporation.

(c) A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder of the corporation.

Section 79-4-13.03.  Dissent by nominees and beneficial owners.

(a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

(b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

     (1) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (2) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

Section 79-4-13.20.  Notice of dissenters' rights.

(a) If proposed corporate action creating dissenters' rights under Section 79-4-13.02 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

(b) If corporate action creating dissenters' rights under Section 79-4-13.02 is taken without a vote or shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in Section 79-4-13.22.

Section 79-4-13.21.  Notice of intent to demand payment.

(a) If proposed corporate action creating dissenters' rights under Section 79-4-13.02 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights (1) must deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated, and (2) must not vote his shares in favor of the proposed action.

(b) A shareholder who does not satisfy the requirement of subsection (a) is not entitled to payment for his shares under this article.

Section 79-4-13.22  Dissenters' notice.

(a) If proposed corporate action creating dissenters' rights under Section 79-4-13.02 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of Section 79-4-13.21.

(b) The dissenters' notice must be sent no later than ten (10) days after the corporate action was taken, and must:

     (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

     (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (3) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and required that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;

     (4) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the subsection (a) notice is delivered; and

     (5) Be accompanied by a copy of this article.

Section 79-4-13.23.  Duty to demand payment.

(a) A shareholder sent a dissenters' notice described in Section 79-4-13.22 must demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice pursuant to Section 79-4-13.22(b)(3), and deposit his certificates in accordance with the terms of the notice.

(b) The shareholder who demands payment and deposits his shares under subsection (a) retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

(c)  A  shareholder   who  does  not  demand  payment  or  deposit  his  share
certificates where required, each by the date set in the dissenters' notice, is not entitled to payment of his shares under this article.

Section 79-4-13.24.  Share restrictions.

(a) The Corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under Section 79-4-13.26.

(b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a share holder until these rights are canceled or modified by the taking of the proposed corporate action.

Section 79-4-13.25.  Payment.

(a) Except as provided in Section 79-4-13.27, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with Section 79-4-13.23 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

(b) The payment must be accompanied by:

     (1) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement of r that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

     (2) A statement of the corporation's estimates of the fair value of the shares;

     (3) An explanation of how the interest was calculated;

     (4) A statement of the  dissenters'  right to demand  payment  under
     Section 79-4-13.28; and

     (5) A copy of this article.

Section 79-4-13.26.  Failure to take action.

(a) If the corporation does not taken the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under Section 79-4-13.22 and repeat the payment demand procedure.

Section 79-4-13.27.  After-acquired shares.

(a) A corporation may elect to withhold payment required by Section 79-4-13.25 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

(b) To the extent the corporation  elects to withhold payment under subsection
(a), after taking the proposed corporate action, it shall estimate the faire value of the shares, plus accrued interest and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated and a statement of the dissenter's right to demand payment under Section 79-4-13.28.

Section 79-4-13.28. Procedure if a shareholder dissatisfied with payment or offer.

(a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate (less any payment under Section 79-4-13.25), or reject the corporation's offer under Section 79-4-13.27 and demand payment of the fair value of his shares and interest due, if:

     (1) The dissenter believes that the amount paid under Section 79-4-13.25 or offered under Section 79-4-13.27 is less than the fair value of his shares or that the interest due is incorrectly calculated;

     (2) The corporation fails to make payment under Section 79-4-13.25 within sixty (60) days after the date set for demanding payment; or

     (3) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

(b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) within thirty (30) days after the corporation made or offered payment for his shares.


Section 79-4-13.30. Court action.

(a) If a demand for payment under Section 79-4-13.28 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(b) The corporation shall commence the proceeding in the chancery court of the county where a corporation's principal office (of, if none in this state, its registered office) is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

(c) The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(e) Each dissenter made a party to the proceeding is entitled to judgment (1) for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation, or (2) for the fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under Section 79-4-13.27.

Section 79-4-13.31.  Court costs and counsel fees.

(a) The court in an appraisal proceeding commenced under Section 79-4-13.30 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in the amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment under
Section 79-4-13.28

(b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the courts finds equitable:

     (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Section 79-4-13.20 through 79-4-13.28; or

     (2) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this article.

(c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                                                    APPENDIX C

                                MERCER CAPITAL

    5860 Ridgeway Center Parkway, Suite 410, Memphis, Tennessee 38120-4048
               Phone: (901) 685-2120 Telecopier: (901) 685-2199


                                     August 31, 1995

Board of Directors
c/o Mr. Robert B. Neal
President and Chief Executive Officer
Dixie National Corporation
3760 I-55 North
Jackson, Mississippi 39211

RE: Fairness Opinion Related to the Acquisition of Dixie National Life Insurance Company by Standard Life Insurance Company of Indiana.

Dear Board Members:

Mercer Capital Management, Inc. ("Mercer Capital") was retained on March 13, 1995 by the Board of Directors of Dixie National Corporation ("Dixie", the "Company", "the Seller" or "DNC"), Jackson, Mississippi, to provide its opinion of the fairness from a financial point of view to Dixie's common shareholders of the proposed acquisition of the Company's 1,489,904 shares of (99.33% of the 1,500,000 outstanding) Dixie National Life Insurance Company ("DNLIC") by Standard Life Insurance Company of Indiana ("SLIC" or "the
Purchaser"), Indianapolis, Indiana, a subsidiary of Standard Management Company ("SMC").

Mercer Capital is routinely engaged in the valuation of businesses in connection with mergers and acquisitions, estate and gift tax compliance, employee stock ownership plans, and a variety of corporate planning and restructuring activities.

THE TRANSACTION

The Second Restated Stock Purchase Agreement (the "Restated Agreement") dated August 30, 1995 effective as of April 18, 1995 among Dixie, DNLIC, and SLIC includes, among other things, the following provisions:

  * Dixie will receive an aggregate purchase price of $7,389,086 - $1,926,468 of which will be paid in cash at closing; the Term Loan of $3,688,746 owed by Dixie to SLIC will be canceled; Convertible Notes of $1,720,000 would be assumed by SLIC; and up to $53,872 of collections after June 30, 1995 on a specific receivable. Additional elements of consideration for the shares of DNLIC are detailed below.


                    AMERICA'S BUSINESS VALUATION RESOURCE

Board of Directors
August 31, 1995
Page 2


  * DNLIC will also honor its home office lease with Vanguard, Inc. through December 31, 1996 at the rate of $15,000 per month, unless the building or Vanguard is sold at an earlier date. For the first three months after closing, SLIC (or its subsidiaries) will pay for routine maintenance, casualty ins urance, ad valorem taxes not to exceed $5,000 per month. It is contemplated that SLIC will vacate the building within three months of closing.

  * SLIC has agreed to forgive one-half month's interest on the Term Loan, which has an estimated value to Dixie of $15,000.

  * Among other things, the Restated Agreement includes certain requirements, some of which are a condition to closing:

     1. The purchase price has been determined as of June 30, 1995 based upon adjusted capital, among other factors. The original stock purchase agreement contemplated a variable amount based upon adjusted capital at closing. Since DNLIC is losing money and expects to continue to do so, the Restated Agreement is favorable to the shareholders of Dixie.

     2. Prior to closing, SLIC and DNC will jointly pursue settlement of the litigation styled as Becker v. Dixie National Life Insurance Company. It is contemplated that the first $600,000 of settlement costs shall be absorbed by the Purchaser. Any costs of settlement greater than $600,000 but less than $1,000,000 will be borne equally by the Purchaser and Seller. Any costs of settlement greater than $1,000,000 will be borne by the Purchaser. If the costs of settlement are less than $500,000, then the purchase price shall be increased by 50% of the difference between the costs of settlement and $500,000. The Seller will have no obligation for any settlement costs after closing.

        A proposed settlement was reached on the Charter Contract litigation on July 20, 1995, subject to the approval of the Circuit Court of Montgomery County, Alabama. The settlement would resolve all significant questions related to the Charter Contracts, as well as provide a court approved means for calculating future dividend payments. The settlement requires DNLIC to pay a cash amount of $550,000 and to provide additional coverage to holders of Charter Contracts, the present value of which is $391,800. The estimated total cost of settling the litigation including attorney fees, court and other costs is $1,007,000. The purchase price set forth in the Restated Agreement reflects the absorption by Dixie of $200,000 of the cost of the settlement. The portion absorbed by Standard effectively represents an addition to the selling price of Dixie. While the proposed settlement is potent ially favorable to Dixie, the impending maturities of the Term Loan and Convertible Notes and the provisions of the Restated Agreement severely limit the flexibility of the Company in negotiating with other parties.

Board of Directors
August 31, 1995
Page 3


     3. The Seller will purchase at book value at closing DNLIC's entire investment in Fry-Guy, Inc. equipment and leases and Cambria loans and release the Purchaser from any obligation to make future loans or investments related to these activities.

REVIEW PROCEDURES

We have reviewed the documents listed in Exhibit 1. In conjunction with previous negotiations between DNC and SMC we have visited with management of Dixie in Jackson, Mississippi and management of SMC in Indianapolis, Indiana. There have been numerous subsequent meetings with management of Dixie in person and by telephone. These visits provided an important perspective on the operations of the Company and DNLIC in order to gain greater insight into each entity's historical and prospective financial performance.

Mercer Capital did not compile or audit the financial statements of DNC or DNLIC, nor have we independently verified the information reviewed. We have relied upon such information as being complete and accurate in all material respects. We have not made an appraisal of the Company's assets, nor have we determined the liquidation value of the Company's assets.

IMPORTANT CONSIDERATIONS OF THE TRANSACTION

The following factors were considered with respect to Dixie and Dixie National Life Insurance Company:

  * The historical financial condition and performance of the Company as measured by Generally Accepted Accounting Principles ("GAAP") and Dixie National Life Insurance Company as measured by Statutory Accounting Principles ("SAP");

  *  Growth potential in the relevant markets;

  *  Historical dividend performance;

  * Prior efforts to find a buyer for DNC or DNLIC or other sources of financing;

  *  Statutory capital requirements;

  * Potential effect on statutory capital of DNLIC of pending Charter Contract litigation;

  * Prospective financial performance and future cash flow needs of the Company; and,

  *  Trading in the Company's stock including price and volume.

Board of Directors
August 31, 1995
Page 4


The following factors regarding pricing and terms are considered relevant to the transaction:

  * Total consideration and terms received by Dixie for the shares of DNLIC;

  * Potential financial impact on Dixie and its shareholders if no satisfactory resolution to the Company's debt service requirements can be obtained;

  * Potential value to be received by a shareholder of Dixie who dissents from the transaction and receives fair value under Mississippi law;

  * Review of the pricing of publicly traded insurance companies with similar lines of business;

  * Review of transactions involving the sale of controlling interests of small insurance companies; and,

  * Review of past efforts by management to find a buyer of Dixie or to obtain new capital.


CONCLUSION

Based upon our analysis of Dixie National Corporation, Dixie National Life Insurance Company, and the pricing and terms of the transaction, it is our opinion that the transaction is fair to the shareholders of Dixie from a financial point of view.

                                     Sincerely yours,

                                     MERCER CAPITAL MANAGEMENT, INC.


                                     Kenneth W. Patton, ASA
                                     Executive Vice President

EXHIBIT  I


The following documents were reviewed in the preparation of this opinion.

  1. Stock Purchase Agreement dated April 18, 1995 and the Second Restated Stock Purchase Agreement dated August 30, l995;

  2. Draft Proxy Statements dated June 2, 1995 and August 30, l995 for annual meeting of shareholders;

  3. Audited financial statements for Dixie National Corporation for the fiscal years ended December 31, 1990-94 as prepared by DeMiller, Denny, Word & Co. (1990-91) and the Home CPA Group (1992-94);

  4. Forms 1O-K for Dixie National Corporation for the fiscal years ended December 31, 1990-94;

  5. Forms 8-K for Dixie National Corporation dated June 29, 1995, March 6, 1995, September 30, 1994, September 16, 1994, July 22, 1994, and June 7, 1994;

  6. Forms 10-Q for Dixie National Corporation for the quarters ended March 31, 1994, June 30, 1994, September 30, 1994, March 31, 1995; and June
     30, 1995;

  7. Annual Statement of Dixie National Life Insurance Company as prepared for the Insurance Department of the State of Mississippi for the fiscal years ended December 31, 1990-94, the quarters ended March 31, 1995, and June 30, 1995;

  8. Annual reports for Dixie National Corporation for the fiscal years ended December 31, 1990-93: and,

  9. Such other documents as were necessary to complete the opinion.

                                                                    APPENDIX D

                           DIXIE NATIONAL CORPORATION

                             1995 STOCK OPTION PLAN


                                   ARTICLE I

                                  DEFINITIONS

     As used herein,  terms have the meaning  hereinafter set forth unless the context should clearly indicate the contrary:

     (a) "Board"  shall mean the Board of  Directors  of the  Company,  or the

Executive Committee of such Board;

     (b) "Business Days" shall mean for  calculation  purposes the days of the week in which the New York Stock  Exchange  conducts  and is open for  regular trading activity;

     (c) "Committee" shall mean the Administrative  Committee appointed by the

Board to oversee the administration of this Plan;

     (d)  "Company"  shall  mean Dixie  National  Corporation,  a  Mississippi corporation;

     (e) "Director" shall mean a member of the Board;

     (f) "Fair market value" shall mean the average of the bid and asked price at which  the Stock is listed  in the  NASDAQ  quotation  system on the day an

Option is granted  hereunder or, in the absence of any reported  quote on such day, the first preceding day on which there was such a quote available;

     (g)  "Grant"  means the  issuance of an Option  hereunder  to an Optionee entitling such Optionee to acquire Stock on the terms and conditions set forth in a Stock Option Agreement to be entered into with the Optionee;

     (h) "Incentive Stock Option" shall mean a compensatory Option provided to an employee of the Company  giving him or her the right to purchase Stock at a predetermined  price  under a plan the meets  certain  Internal  Revenue  Code requirements.

     (i) "Key Employee"  shall mean a Company  employee who in the judgment of the  Committee  has the ability to  positively  affect the  profitability  and economic well-being of the Company.

     (j) "Option" shall mean the right granted to an Optionee to acquire Stock of the Company pursuant to the Plan;

     (k)  "Optionee"  shall mean an employee of the Company or a  non-employee

Director of the Company to whom a Grant hereunder has been made;

     (l) "Plan" shall mean the Dixie  National  Corporation  1995 Stock Option

Plan, the terms of which are herein set forth;

     (m) "Stock"  shall mean the common  stock of the Company or, in the event the  outstanding  shares of stock are hereafter  changed into or exchanged for shares  of a  different  stock or  securities  of the  Company  or some  other corporation, such other stock or securities;

     (n) "Stock Option Agreement" shall mean the agreement between the Company and an  Optionee  under which an Optionee  may acquire  Stock  pursuant to the

Plan.

                                   ARTICLE II

                                    THE PLAN

     2.1. NAME.

     The Plan shall be known as the  "Dixie  National  Corporation  1995 Stock

Option Plan".

     2.2. PURPOSE.

     The purpose of the Plan is to advance the business and development of the

Company and its  shareholders by affording to the Key Employees of the Company and  non-employee  Directors  of the  Company  the  opportunity  to  acquire a propriety  interest  in the  Company by the grant of  Options to such  persons under the terms herein set forth. By so doing,  the Company seeks to motivate,

retain  and  attract  highly  competent,   highly  motivated  personnel  whose

judgment, initiative,  leadership and continued efforts will contribute to the success  of the  Company.  The  Options  to be  granted  hereunder  are either

"Incentive  Stock  Options"  within the meaning of Section 422 of the Internal

Revenue Code of 1986, as amended,  for certain Key Employees or  non-statutory

Options made available to non-employee Directors. However, at no time will the

Plan be  considered  or  operate  as a  "tandem"  option  plan or will any Key

Employee or non-employee Director be subjected to a tandem option provision.

     2.3. EFFECTIVE DATE.

     The Plan shall  become  effective  upon its  adoption by the Board of the

Company.  Thereafter,  the Plan shall be submitted to the  shareholders of the

Company for  approval  within 12 months after the date said Plan is adopted by the Board.

     2.4  TERMINATION DATE.

     The Plan shall terminate ten (10) years from the date the Plan is adopted by the  Board of the  Company  and at which  such  time  any  Options  granted hereunder shall be void and of no further force or effect.

                                  ARTICLE III

                                 PARTICIPANTS

     Any Key  Employee  or  non-employee  Director  of the  Company  shall  be eligible to be granted an Option  under the Plan.  The  Committee  shall adopt criteria  pursuant to which Options shall be granted.  The Committee may grant

Options to any eligible Key Employee or  non-employee  Director in  accordance with such  determinations as the Committee may, from time to time, in its sole discretion  make. A Director of the Company or of a subsidiary who is not also an employee of the Company will not be eligible to receive an "Incentive Stock

Option"  pursuant to the Plan.  Non-employee  Directors  are only eligible for non-statutory  Options  which do not qualify under Section 422 of the Internal

Revenue Code, as amended.

                                  ARTICLE IV

                                ADMINISTRATION

     4.1. DUTIES AND POWERS OF THE COMMITTEE.

     The Plan shall be administered  by the Committee.  Subject to the express provisions  of the Plan,  the  Committee  shall have the sole  discretion  and authority to determine from among eligible  persons those to whom and the time or times at which  Options may be granted and the number of shares of Stock to be subject to each Option.  Subject to the express provisions of the Plan, the

Committee  shall  also have  complete  authority  to  interpret  the Plan,  to prescribe,  amend and  rescind
rules  and  regulations  related  to it  and  to  determine  the  details  and provisions of each Stock Option Agreement and to make all other determinations necessary or advisable in the administration of the Plan.

     4.2. RECORDS OF PROCEEDINGS.

     The Committee  shall maintain  written minutes of its actions which shall be maintained among the records of the Company.

     4.3. MAJORITY.

     A majority of the members of the Committee shall  constitute a quorum and any action  taken by a majority  present at such  meeting at which a quorum is present or any action taken without a meeting  evidenced by a writing executed by all members of the Committee shall constitute the action of the Committee.

     4.4. COMPANY ASSISTANCE.

     The Company shall supply full and timely  information to the Committee in all matters relating to eligible Optionees,  their status, death,  retirement,

disability and such other  pertinent  facts as the Committee may require.  The

Company shall furnish the Committee with such clerical and other assistance as is necessary in the  performance of its duties.  All expenses of the Committee shall be paid by the Company.

     4.5. COMPOSITION OF THE COMMITTEE.

     The  Committee  shall consist of three (3)  individuals  appointed by the

Board from among its members. Appointment to the Committee shall be for a term of one (1) year.  Any  individual  designated  and  serving as a member of the

Committee shall be entitled to indemnification in relation to such service by the Company to the fullest extent called for or permitted by Article XI of the Bylaws of the Company.


     4.6 COMMITTEE AUTHORITY.

     If the  Committee  deems  it  necessary  or in the best  interest  of the

Company or its  shareholders,  the  Committee may impose  restrictions  on the subsequent  transferability  of Stock issued pursuant to Options to be granted hereunder. In the event of the imposition of any such conditions, the Stock of the Company to be issued  pursuant to the exercise of an Option shall have any such restrictions prominently displayed as a legend on such certificate.

                                   ARTICLE V

                      SHARES OF STOCK SUBJECT TO THE PLAN

     5.1. LIMITATION.

     Subject to adjustment  pursuant to the  provisions of Section 5.3 hereof,

the number of shares of Stock which may be issued and sold hereunder shall not exceed  500,000  shares,  with  400,000  shares  reserved  for issuance to Key

Employees  pursuant  to their  Incentive  Stock  Options  and  100,000  shares

reserved   for   issuance  to   non-employee   Directors   pursuant  to  their

non-statutory  Options.  The Company  shall take such action as  necessary  to reserve the aforesaid number of shares for issuance pursuant to the Plan.

     5.2.  OPTIONS GRANTED UNDER THE PLAN.

     Shares of Stock with respect to which an Option is granted hereunder, but which  lapses  prior to  exercise,  shall be  considered  available  for grant hereunder.  Therefore,  if Options  granted  hereunder shall terminate for any reason without being wholly  exercised,  new Options may be granted  hereunder covering the number of shares to which such terminated Options related.

     5.3. ANTI-DILUTION.

     In the event the Stock  subject to Options  hereunder  is changed into or exchanged for a different  number or kind of stock or other  securities of the

Company  or of another  organization  by reason of  merger,  consolidation  or reorganization,  recapitalization,  reclassification,  combination  of shares,

stock split or stock dividend;

          (a) The  aggregate  number  and kind of shares of Stock  subject  to

Options which may be granted hereunder shall be adjusted appropriately;

          (b) Rights under outstanding  Options granted hereunder,  both as to the  number  of  subject  shares  and the  Option  price,  shall  be  adjusted appropriately;

          (c) Where dissolution or liquidation of the Company or any merger of consolidation in which the Company is not a surviving corporation is involved,

each  outstanding  Option shall terminate and the Optionee holding such Option shall  have the  right  immediately  prior to such  dissolution,  liquidation,

merger or  combination  to exercise  his Option,  in whole or in part,  to the extent that it shall not have been exercised without regard to any installment exercise provision.

     The manner of application of the foregoing  provision shall be determined solely  by  the  Committee  and  any  such  adjustment  may  provide  for  the elimination of fractional share interests.

                                  ARTICLE VI

     6.1. OPTIONS.

     Each Option granted  hereunder shall be evidenced by minutes of a meeting of or the  written  consent of the  Committee  and by a written  Stock  Option

Agreement  dated as of the date of grant and  executed  by the Company and the

Optionee,  which agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.

     6.2.  PARTICIPATION, LIMITATIONS.

     (a) Options  qualifying as "incentive stock options" under Section 422 of the Internal Revenue Code, as amended, may be granted from time to time to Key

Employees of the Company to purchase shares of the Company's Stock.

          (1) The maximum  number of shares for which an Option or Options may be granted under the Plan to any one Key Employee shall be 100,000.

     (b) Options  defined as  non-statutory  Options  which do not satisfy the requisites of Section 422 of the Internal  Revenue  Code,  as amended,  may be granted  from time to time only to  non-employee  Directors  of the Company to purchase shares of the Company's Stock.

          (1) The maximum  number of shares for which an Option or Options may be granted under the Plan to any one participating non-employee Director shall be 10,000.

     6.3.  OPTION PRICE.

     The per share Option price for the stock  subject to each Option shall be determined by the  Committee,  but the per share  exercise  price shall not be less  than  the fair  market  value of the  Stock  on the date the  Option  is granted.

     6.4. OPTION PERIOD.

     Each Option granted  hereunder must be granted within five (5) years from the  effective  date of the Plan.  The period for the  exercise of each Option shall be determined  by the  Committee,  but in no instance  shall such period exceed five (5) years from the date of grant of the Option.  The Committee may prescribe  such period after grant of an Option which must expire  before such

Option may be exercised and the Committee deems appropriate.

     6.5.  OPTION EXERCISE.

     (a) Options  granted  hereunder may not be exercised until and unless the

Optionee shall meet the conditions precedent  established by the Committee for the Key Employees and the non-employee Directors.

     (b) Options may be exercised by Key Employees for whole shares only.  Key

Employee  Optionees  may  exercise  20% of  their  Options  in each  year on a cumulative  basis  with any  portion  not  exercised  to be  carried  over for exercise in subsequent years.  Options shall be exercised by written notice of intent to  exercise  the Option with  respect to a specified  number of shares delivered  to the Company at its  principal  office and payment in full to the

Company at said  office of the  amount of the  Option  price for the number of shares with respect to which the Option(s) are then being exercised.

     (c) Options may be exercised by participating  non-employee  Directors in whole at any time,  or in part from time to time with respect to whole shares,

and can be exercised to the full extent of his Option at any time after grant,

and shall be exercised by written notice of intent to exercise the Option with respect  to a  specified  number of shares  delivered  to its  Company  at its principal  office  and  payment in full to the  Company at said  office of the amount of the Option  price for the number of shares with respect to which the

Option(s) are then being exercised.

     (d) No  person  to whom  Options  are  granted  hereunder  shall  receive

Options,  first  exercisable  during any single calendar year, for Stock,  the fair  market  value  of  which  (determined  at the  time of the  grant of the

Options) exceeds $100,000.00.

     (e) No Option may be  exercised  by any  Optionee  unless a  registration statement  covering the Stock subject thereto has been filed with and declared effective  by the  Securities  and  Exchange

Commission  and an  appropriate  registration  or exemption  therefrom,  is in effect or available in the state of residence of the exercising Optionee.

     6.6.  NON-TRANSFERABILITY OF OPTION.

     No  Option or any  right  relative  thereto  shall be  transferred  by an

Optionee  otherwise  than by will or by the laws of descent and  distribution.

During the lifetime of an Optionee,  the Option shall be  exercisable  only by him or her.

     6.7. EFFECT OF DEATH OR OTHER TERMINATION OF EMPLOYMENT OR DIRECTORSHIP.

     (a) If the Key Employee's or non-employee  Director's  relationship  with the Company shall be terminated,  with or without cause,  or by the act of the

Key Employee or non-employee  Director,  the Optionee's right to exercise such

Options  shall  terminate  and all  rights  thereunder  shall  cease  ten (10)

Business Days after the date on which such person's association is terminated.

Provided  however,  that if the Optionee shall die or become  permanently  and totally  disabled while  employed by or serving as a non-employee  Director of the Company,  as solely  determined by the  Committee in  accordance  with its policies,  then either his or her  personal  representatives  or a  transferee under the Optionee's will or pursuant to the laws of descent and distribution,

or the disabled Optionee may exercise the Option in full one (1) year from the date of such death or disability.  In the case of an Optionee's  retirement in accordance with the Company's established retirement policy, such Option shall remain  exercisable by the Optionee for three (3) months from the date of such retirement.  Anything in the Plan to the contrary  notwithstanding,  including without  limitation the provisions of Sections 2.4 and 6.4 hereof,  the rights of exercise set forth in this Section 6.7(a) shall apply and control.

     (b) No  transfer  of an  Option  by the  Optionee  by will or the laws of descent and  distribution  shall be effective  to bind the Company  unless the

Company  shall  have been  furnished  with a  written  notice  thereof  and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

     6.8. RIGHTS AS A SHAREHOLDER.

     An  Optionee  or a  transferee  of an  Option  shall  have no rights as a shareholder  of  the  Company  with  respect  to  any  shares  subject  to any unexercised Options.

     6.9. REQUIRED FILINGS.

     A Optionee  to whom an Option is  granted  under the terms of the Plan is required to file appropriate  reports with the Internal Revenue Service.  As a condition of the receipt of an Option hereunder, Optionees shall agree to make necessary  filings with the Internal  Revenue  Service.  The  Committee  shall assist and cooperate  with  Optionees by providing  the necessary  information required for compliance of this condition.

                                  ARTICLE VII

                              STOCK CERTIFICATES

     The Company shall not be required to issue or deliver any certificate for shares of Stock  purchased upon the exercise of any Option granted  hereunder,

or any portion  thereof,  prior to the  obtaining of any approval or clearance from any federal or state  governmental  agency which the Committee  shall, in its sole discretion, determine to be necessary or advisable.

                                  ARTICLE VIII

              TERMINATION, AMENDMENT, OR MODIFICATION OF THE PLAN

     The  Board  may at  any  time,  upon  recommendation  of  the  Committee,

terminate,  and may at any time and from time to time and in any respect amend or modify the Plan.  Provided  however,  if the Plan has been submitted to and approved by the shareholders of the Company no such action by the Board may be taken  without  approval of the  majority of the  shareholders  of the Company which:  (a) increases the total number of shares of Stock subject to the Plan,

except as  contemplated  in Section  5.3  hereof;  (b)  changes  the manner of determining the Option price; or (c) withdraws the  administration of the Plan from the Committee.

                                  ARTICLE IX

     9.1. EMPLOYMENT.

     Nothing  in the Plan or any  Option  granted  hereunder  or in any  Stock

Option  Agreement  shall confer a upon  non-employee  Director  receiving such

Option or Stock  Option  Agreement  the status as an employee of the  Company.

Further,  nothing in the Plan or any  Option  granted  hereunder  shall in any manner create in any Optionee the right to continue  their  relationship  with the  Company or create any vested  interest  in such  relationship,  including employment.

     9.2. OTHER COMPENSATION PLANS.

     The  adoption  of the Plan  shall  not  effect  any other  stock  option,

incentive,  or other compensation plan in effect for the Company or any of its subsidiaries,  nor shall  the Plan  preclude  the  Company  or any  subsidiary thereof from  establishing any other forms of incentive or other  compensation for  employees or  non-employee  Directors of the Company,  or any  subsidiary thereof.

     9.3.  PLAN EFFECT.

     The Plan shall be binding upon the successors and assigns of the Company.

     9.4. TENSE.

     When used herein nouns in the singular shall include the plural.

     9.5. HEADINGS OF SECTIONS ARE NOT PART OF THE PLAN.

     Headings of articles and sections hereof are inserted for convenience and reference and constitute no part of the Plan.

                            STOCK OPTION AGREEMENT

     This  Agreement  is made this the ____ day of ________,  199___,  between

DIXIE  NATIONAL   CORPORATION,   a  Mississippi   corporation   ("Dixie")  and

______________________ ("Employee").

     WHEREAS,  Employee  is  employed  by  Dixie  and is one  of  Dixie's  Key

Employees.  Dixie considers it desirable and in the best interest of Dixie and its shareholders that Employee be given an inducement to acquire a proprietary interest in Dixie and an added  incentive  to advance  the  interest of Dixie,

such inducement and incentive being in the form of an option (the "Option") to purchase shares of the common stock of Dixie (the "Stock"), and

     WHEREAS,  the Option hereby granted is granted  pursuant to the terms and provisions of Dixie  National  Corporation  1995 Stock Option Plan adopted the

26th day of May, 1995, and

     WHEREAS,  any  capitalized  term not defined  herein  shall have the same meaning as defined in the Dixie National  Corporation  1995 Stock Option Plan,

and

     NOW, THEREFORE, in consideration of the premises it is agreed as follows:

     1. GRANT OF OPTION.  Dixie hereby grants to Employee the right and Option to acquire  _____ shares of the Stock at a purchase  price of  $_________  per share, such price being not less than the fair market value of the Stock as of the date hereof.  The Option  hereby  granted is to be exercised in the manner and subject to the conditions hereinafter provided.

     2. TIME OF  EXERCISE  OF  OPTION.  This  Option may be  exercised  by Key

Employees  for whole shares only.  Key Employee  Optionees may exercise 20% of their Options in each year on a cumulative basis commencing on the ____ day of

_________,  199__,  with any  portion  not  exercised  to be carried  over for exercise in subsequent years. The right of the

Employee to exercise the Option hereby  granted is  conditioned  upon the fact that the Employee is an employee of Dixie or a  subsidiary  of Dixie as of the time of the  granting of this option and  through  and  including  the date of exercise,  except in the event of the death,  disability  or retirement of the

Employee as provided in Paragraph 4 hereof.

     3. METHOD OF EXERCISE.  This Option may be  exercised by Employee  giving written  notice to Dixie at its principal  place of business  accompanied by a check in payment of the purchase price for the Stock as to which the Option is being exercised. Dixie shall make prompt delivery of such Stock, provided that if any law or regulation requires Dixie to take any action with respect to the

Stock as to which the Option is being exercised,  the date of delivery of such

Stock shall be extended for the period necessary to take such action.

     4. TERMINATION OF OPTION.  Except as otherwise stated herein,  the Option hereby granted,  to the extent not previously  exercised,  shall terminate ten

(10) business days after the date on which Employee's continuous employment by

Dixie is terminated, provided:

          (a) That in the event of an Employee's  death or permanent and total disability while in the employ of Dixie,  the disabled  Employee or his or her personal  representatives  may exercise this Option in full at any time within one (1) year following the date of an Employee's disability or death; or

          (b)  Three  (3)  months  after  the  date on  which  the  Employee's continuous  employment with Dixie ceases due to the Employee's retirement from

Dixie in accordance with Dixie's established retirement policy.

     The term "business days" shall mean for calculation  purposes the days of the week in which the New York Stock Exchange conducts and is open for regular trading activity.

     5.  LIMITATIONS.  In  accordance  with the  terms of  Section  422 of the

Internal  Revenue Code of 1986,  as amended,  the Option  granted  un.der this agreement  is limited so that the  aggregate  fair  market  value of the stock which an Employee may first  purchase  hereunder in any calendar year does not exceed  $100,000.00 based on such fair market value as of the date of grant of the Option.

     6.  RECLASSIFICATION,  CONSOLIDATION OR MERGER. If and to the extent that the number of issued common shares of Dixie shall be increased or reduced by a change in par value,  split-up,  reclassification,  distribution of a dividend payable in shares, or by any similar occurrence,  the number of shares subject to this  Option and the  purchase  price to be paid for such  shares  shall be proportionately adjusted as provided in the Plan.

     7.  RIGHTS  PRIOR TO  EXERCISE OF OPTION.  The Option  hereby  granted is non-transferrable  by Employee  except as  otherwise  provided in  Paragraph 4 hereof.  During the lifetime of Employee,  the Options hereby granted shall be exercisable  only  by  the  Employee.  Employee  shall  have  no  rights  as a shareholder in the shares of Stock  purchasable  pursuant to Options hereunder until  payment of the  purchase  price and  delivery  to the  Employee of such shares as herein provided.

     8.  APPROVAL BY  SHAREHOLDERS.  The granting of the Option as provided in this  Agreement  is being made  pursuant to a Stock Option Plan adopted by the

Board of  Directors  of Dixie on the  26th  day of May,  1995.  Such  Plan was

approved  by  a  majority  the  shareholders  of  Dixie  on  the  ___  day  of

____________,  1995.  Such Stock Option Plan  includes an aggregate of 500,000 shares of the common stock of Dixie which may be issued under options granted pursuant to the Plan. Employee is a member of the class of employees eligible under the provisions of the Plan to receive such options.

     9.  RESTRICTED  TRANSFERABILITY  OF STOCK.  Any sale or transfer of Stock purchased  pursuant to this Option must be made in accordance  with applicable federal and state securities laws.

     10.  BINDING  EFFECT.  This  Agreement  shall be binding  upon the heirs,

executors, administrators and successors of the parties hereto.

     IN WITNESS  WHEREOF,  the parties have hereto caused this Agreement to be executed as first hereinabove set forth.


DIXIE NATIONAL CORPORATION

By:______________________


_________________________
EMPLOYEE

                            STOCK OPTION AGREEMENT

     This  Agreement  is made this the ____ day of ________,  199___,  between

DIXIE  NATIONAL   CORPORATION,   a  Mississippi   corporation   ("Dixie")  and

______________________ ("Director").

     WHEREAS,  Director  is not  employed  by  Dixie  but  is  one of  Dixie's non-employee Directors.  Dixie considers it desirable and in the best interest of Dixie and its shareholders  that Director be given an inducement to acquire a proprietary interest in Dixie and an added incentive to advance the interest of Dixie,  such  inducement and incentive  being in the form of an option (the

"Option") to purchase shares of the common stock of Dixie (the "Stock"), and

     WHEREAS,  the Option hereby granted is granted  pursuant to the terms and provisions of Dixie  National  Corporation  1995 Stock Option Plan adopted the

26th day of May, 1995, and

     WHEREAS,  any  capitalized  term not defined  herein  shall have the same meaning as defined in the Dixie National  Corporation  1995 Stock Option Plan,

and

     NOW, THEREFORE, in consideration of the premises it is agreed as follows:

     1. GRANT OF OPTION.  Dixie hereby grants to Director the right and Option to acquire  _____ shares of the Stock at a purchase  price of  $_________  per share, such price being not less than the fair market value of the Stock as of the date hereof.  The Option  hereby  granted is to be exercised in the manner and subject to the conditions hereinafter provided.

     2. TIME OF EXERCISE OF OPTION.  This Option may be  exercised by Director as to 100% of the shares  subject to the Option hereby  granted  commencing on the ____ day of  _________,  199__.  The right of the Director to exercise the

Option  hereby  granted is  conditioned  upon the fact that the  Director is a non-employee Director of Dixie or a subsidiary of Dixie as of the time of the granting of this Option and through and including the date of exercise,  except in the event of the death,  disability  or retirement of the

Director as provided in Paragraph 4 hereof.

     3. METHOD OF EXERCISE.  This Option may be  exercised by Director  giving written  notice to Dixie at its principal  place of business  accompanied by a check in payment of the purchase price for the Stock as to which the Option is being exercised. Dixie shall make prompt delivery of such Stock, provided that if any law or regulation requires Dixie to take any action with respect to the

Stock as to which the Option is being exercised,  the date of delivery of such

Stock shall be extended for the period necessary to take such action.

     4. TERMINATION OF OPTION.  Except as otherwise stated herein,  the Option hereby granted, to the extent not previously  exercised,  shall terminate upon ten  (10)  business  days  after  the  date  on  which  Director's  continuous association with Dixie is terminated, provided:

          (a) That in the event of a Director's  death or permanent  and total

disability   while   associated   with   Dixie,   the  his  or  her   personal

representatives  or the disabled  Director may exercise this Option in full as to any of the shares subject hereto which Director could have exercised at the time of his or her  disability  or  death  at any  time  within  one (1)  year following the date of a Director's death or disability; or

          (b)  Three  (3)  months  after  the  date on  which  the  Director's continuous association with Dixie ceases due to the Director's retirement from the Dixie Board of Directors in accordance with Dixie's established retirement policy.

     The term "business days" shall mean for calculation  purposes the days of the week in which the New York Stock Exchange conducts and is open for regular trading activity.

     5.  RECLASSIFICATION,  CONSOLIDATION OR MERGER. If and to the extent that the number of issued common shares of Dixie shall be increased or reduced by a change in par value,  split-up,  reclassification,  distribution of a dividend payable in shares, or by any similar occurrence,  the number of shares subject to this  Option and the  purchase  price to be paid for such  shares  shall be proportionately adjusted.

     6.  RIGHTS  PRIOR TO  EXERCISE OF OPTION.  The Option  hereby  granted is non-transferrable  by Director  except as  otherwise  provided in  Paragraph 4 hereof.  During the lifetime of Director,  the Options hereby granted shall be exercisable  only  by  the  Director.  Director  shall  have  no  rights  as a shareholder in the shares of Stock  purchasable  pursuant to Options hereunder until  payment of the  purchase  price and  delivery  to the  Director of such shares as herein provided.

     7.  APPROVAL BY  SHAREHOLDERS.  The granting of the Option as provided in this  Agreement  is being made  pursuant to a Stock Option Plan adopted by the

Board of  Directors  of Dixie on the  26th  day of May,  1995.  Such  Plan was

approved  by  a  majority  the  shareholders  of  Dixie  on  the  ___  day  of

____________,  1995.  Such Stock Option Plan  includes an aggregate of 500,000 shares of the common stock of Dixie which may be issued under options  granted pursuant  to the Plan.  Director  is a member  of the  class of  non-employees eligible under the provisions of the Plan to receive such options.

     8. RESTRICTED TRANSFERABILITY OF STOCK. Any sale or transfer of the Stock purchased  pursuant  to this  Option  must be in  accordance  with  applicable federal and state securities laws.

     9.  BINDING  EFFECT.  This  Agreement  shall be  binding  upon the heirs,

executors, administrators and successors of the parties hereto.

     IN WITNESS  WHEREOF,  the parties have hereto caused this Agreement to be executed as first hereinabove set forth.


DIXIE NATIONAL CORPORATION


By:______________________


_________________________
DIRECTOR

                           DIXIE NATIONAL CORPORATION
                 PROXY FOR 1995 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 19, 1995

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints: S. L. Reed, Jr., T. H. Etheridge, and Robert B. Neal, or any two of them, with the power of substitution, as his/her proxy to appear and vote all of the shares of Common Stock standing in the name of the undersigned, at the 1995 annual meeting of shareholders of Dixie National Corporation to be held in the Board Room, Dixie National Life insurance Company Building, 3760 Interstate 55 North, Jackson, Mississippi, on the 19th day of September, 1995, at 10:00 o'clock A.M.., (C.T.) and at any and all adjournments thereof; and the undersigned hereby instructs said attorneys to vote:

   1. For ( ), against ( ) or abstain ( ) Proposal No. 1 Sale of Dixie National Life Insurance Company.
   2.   For (  ), against (  ) or abstain (  ) Proposal No. 2 1995 Stock Option
         Plan.
   3. For ( ), against ( ) or abstain ( ) the Board of Directors for the forthcoming year to be composed of 9 members.
   4. For ( ), or to withhold such vote ( ), the election of nine (9) Directors as nominated by the Board of Directors and named in the proxy statement. TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, STRIKE THE NAME OR NAMES OF THE PERSON(S) FOR WHOM YOU WISH AUTHORITY TO BE WITHHELD: Cohen, Etheridge, Haggar, Neal, Nielsen, Pegram, Reed, Jr., Ricketts, Rogers III.

   5.   For  (  ),  against  (  ), or   abstain  (  ),  ratification  of   the
         appointment of Horne CPA Group as independent auditors for the year ending December 31, 1995.

THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 and 5.

The undersigned hereby acknowledges receipt of the PROXY STATEMENT dated September 5, 1995.

- --------------------------------------
     Shareholder              Date

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.